     As filed with the Securities and Exchange Commission on April 17, 2001

                                                   Registration Nos.  33-37577
                                                                      811-5439

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                         Post-Effective Amendment No. 16

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 80


                               VARIABLE ACCOUNT D
                                       OF
                        FORTIS BENEFITS INSURANCE COMPANY
                           (Exact Name of Registrant)

                       ----------------------------------

                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
              (Address of Depositor's Principal Executive Offices)


               Depositor's Telephone Number, including Area Code:
                                  651-738-4000


                       ----------------------------------

                            RHONDA J. SCHWARTZ, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                       ----------------------------------

It is proposed that this filing will become effective (check appropriate box):


           immediately upon filing pursuant to paragraph (b) of Rule 485.
     -----


       X   on May 1, 2001 pursuant to paragraph (b) of Rule 485.
     -----


           60 days after filing pursuant to paragraph (a)(1) of Rule 485.
     -----

           on                   pursuant to paragraph (a)(1) of Rule 485.
     -----    -----------------

If appropriate, check the following box:

               This post-effective amendment designated a new effective date for
     -----     a previously filed post-effective amendment.

                          ----------------------------------

                              VARIABLE ACCOUNT D OF
                        FORTIS BENEFITS INSURANCE COMPANY
                     Cross Reference Sheet Showing Location
                         of Information in Prospectus or
                       Statement of Additional Information

              Form N-4                        Prospectus Caption
              --------                        ------------------

1.  Cover Page                          Cover Page

2.  Definitions                         Special Terms Used in This
                                        Prospectus

3.  Synopsis of Highlights              Summary of Contract Features

4.  Condensed Financial                 Further Information About Fortis
    Information                         Benefits


5.  General Description of              Cover Page; Summary of Certificate
    Registrant, Depositor and           Features; Fortis Benefits/Fortis
    Portfolio Companies                 Financial Group Member; The Variable
                                        Account; Series Fund; The Fixed Account;
                                        Further Information About Fortis
                                        Benefits

6.  Deductions                          Summary of Contract Features; Charges
                                        and Deductions

7.  General Description of              Accumulation Period; General Provisions
    Variable Annuity Contracts

8.  Annuity Period                      The Annuity Period

9.  Death Benefit                       Summary of Contract Features;
                                        Accumulation Period

10. Purchase and Contract Value         Accumulation Period

11. Redemptions                         Summary of Contract Features; Total and
                                        Partial Surrenders

12. Taxes                               Summary of Certificate Features; Federal
                                        Tax Matters

13. Legal Proceedings                   None

14. Table of Contents of the            Contents of the Statement of
    Statement of Additional             Additional Information
    Information


                                                 Statement of Additional
              Form N-4                             Information Caption
              ---------                          -----------------------
              (cont'd.)

15. Cover Page                          Cover Page

16. Table of Contents                   Table of Contents

17. General Information and             Ownership of Securities
    History                             (in Prospectus)

18. Services                            Services

19. Purchase of Securities              Reduction in Charges
    Being Offered

20. Underwriters                        Services

21. Calculation of Performance Data     Appendix A to Statement of
                                        Additional Information

22. Annuity Payments                    Calculation of Annuity Payments


23. Financial Statements                Variable Account
                                        Financial Statements

FORTIS

MASTERS
VARIABLE
ANNUITY
Contracts Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

May 1, 2001


[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

95961 (5/01)


FORTIS BENEFITS INSURANCE COMPANY

MAILING          STREET ADDRESS:        PHONE: 1-800-800-2000
ADDRESS:         500 BIELENBERG DRIVE   EXTENSION 3057
P.O. BOX 64272   WOODBURY
ST. PAUL         MINNESOTA 55125
MINNESOTA 55164

This prospectus describes interests under flexible premium, deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account, or a variable return accumulation option through a variable account, or a combination of these two options. You can choose among 10 different guarantee periods under the guaranteed interest accumulation option, each of which has its own interest rate which is guaranteed for the entire guarantee period.

Under the variable return accumulation option, you can choose among the following investment portfolios (those portfolios which have a non-Fortis subadvisor include the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                      Value Series
U.S. Government Securities Series        MFS -- Capital Opportunities Series
Diversified Income Series                Growth & Income Series
AIM -- Multisector Bond Series           Dreyfus -- S&P 500 Index Series
High Yield Series                        T. Rowe Price -- Blue Chip Stock
T. Rowe Price -- International Stock     Series
  Series II                              Alliance -- Large Cap Growth Series
Lazard Freres -- International Stock     MFS -- Investors Growth Series
Series                                   AIM -- Blue Chip Stock Series II
Global Growth Series                     Dreyfus -- Mid Cap Stock Series
MFS -- Global Equity Series              Growth Stock Series
Asset Allocation Series                  Berger -- Small Cap Value Series
Federated -- American Leaders Series     Aggressive Growth Series


The accompanying prospectus for these investment portfolios describes the investment objectives, policies, and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2001, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available, without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 24 of this prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - Fortis Benefits......................................      9
The Variable Account........................................      9
Series Fund.................................................      9
The Fixed Account...........................................     10
     - Guaranteed Interest Rates/Guarantee Periods..........     10
     - Market Value Adjustment..............................     10
     - Investments by Fortis Benefits.......................     11
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     12
     - Allocation of Purchase Payments and Contract Value...     12
     - Total and Partial Surrenders.........................     13
     - Telephone Transactions...............................     14
     - Benefit Payable on Death of Annuitant or Owner.......     14
The Annuity Period..........................................     15
     - Annuity Commencement Date............................     15
     - Commencement of Annuity Payments.....................     15
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     16
Charges and Deductions......................................     16
     - Premium Taxes........................................     16
     - Charges Against the Variable Account.................     16
     - Tax Charge...........................................     16
     - Surrender Charge.....................................     16
     - Miscellaneous........................................     17
     - Reduction of Charges.................................     17
General Provisions..........................................     17
     - The Contracts........................................     17
     - Postponement of Payment..............................     18
     - Misstatement of Age or Sex and Other Errors..........     18
     - Assignment...........................................     18
     - Beneficiary..........................................     18
     - Reports..............................................     18
Rights Reserved By Fortis Benefits..........................     18
Distribution................................................     18
Federal Tax Matters.........................................     19
Further Information about Fortis Benefits...................     21
     - General..............................................     21
     - Ownership of Securities..............................     21
     - Selected Financial Data..............................     21
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     22
Voting Privileges...........................................     23
Other Information...........................................     24
Contents of Statement of Additional Information.............     24
Fortis Benefits Financial Statements........................     24
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation of Expense Calculations.............    C-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate the owners' interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity      An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee Option that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that do qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Series Fund        Fortis Series Fund, Inc., a diversified, open-end management investment company in which the Variable Account invests.

Seven Year         The seventh anniversary of a contract issue date, and each
                   Anniversary subsequent seventh anniversary of that date.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable The segregated asset account referred to as Variable Account D Account of Fortis Benefits Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................       0%
     Maximum Surrender Charge for Sales Expenses.................    7%(1)

     NUMBER OF YEARS               SURRENDER CHARGE AS A
      SINCE PURCHASE                   PERCENTAGE OF
   PAYMENT WAS CREDITED              PURCHASE PAYMENT
   --------------------            ---------------------
       Less than 1                          7%
At least 1 but less than 2                  6%
At least 2 but less than 3                  5%
At least 3 but less than 4                  4%
At least 4 but less than 5                  3%
At least 5 but less than 6                  2%
At least 6 but less than 7                  1%
        7 or more                           0%

     Other Surrender Fees........................................        0%
     Exchange Fee................................................        0%
ANNUAL CONTRACT ADMINISTRATION CHARGE............................    $   0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25%
     Variable Account Administrative Charge......................      .10%
     Total Variable Account Annual Expenses......................     1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment".

PORTFOLIO ANNUAL EXPENSES (a)

                                         U.S.
                             MONEY    GOVERNMENT   DIVERSIFIED                               INTERNATIONAL     ASSET      AMERICAN
                             MARKET   SECURITIES     INCOME      MULTI SECTOR   HIGH YIELD       STOCK       ALLOCATION   LEADERS
                             SERIES     SERIES       SERIES      BOND SERIES      SERIES       SERIES II       SERIES      SERIES
                             ------   ----------   -----------   ------------   ----------   -------------   ----------   --------
Investment and Management
  Fee......................  0.30%      0.47%         0.48%         0.75%         0.50%          0.90%         0.47%       0.90%
Other Expenses.............  0.06%      0.05%         0.05%         0.19%         0.06%          0.16%         0.04%       0.35%
Total Fortis Series
  Operating Expenses.......  0.36%      0.52%         0.53%         0.94%         0.56%          1.06%         0.51%       1.25%


                                         CAPITAL      GROWTH &   S&P 500
                             VALUE    OPPORTUNITIES    INCOME     INDEX
                             SERIES      SERIES        SERIES    SERIES
                             ------   -------------   --------   -------
Investment and Management
  Fee......................  0.70%        0.90%        0.63%      0.40%
Other Expenses.............  0.06%        0.41%        0.04%      0.05%
Total Fortis Series
  Operating Expenses.......  0.76%        1.31%        0.67%      0.45%


                                                           BLUE
                                                           CHIP                                                    GLOBAL   GLOBAL
                                           BLUE CHIP       STOCK     INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   EQUITY
                                          STOCK SERIES   SERIES II   STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES   SERIES
                                          ------------   ---------   -------------   ------------   ------------   ------   ------
Investment and Management Fee...........     0.87%         0.95%         0.83%          0.90%          0.90%       0.70%    1.00%
Other Expenses..........................     0.05%         0.43%         0.10%          0.15%          0.13%       0.05%    0.43%
Total Fortis Series Operating
  Expenses..............................     0.92%         1.38%         0.93%          1.05%          1.03%       0.75%    1.43%

                                          LARGE
                                           CAP     INVESTORS   GROWTH   AGGRESSIVE
                                          GROWTH    GROWTH     STOCK      GROWTH
                                          SERIES    SERIES     SERIES     SERIES
                                          ------   ---------   ------   ----------
Investment and Management Fee...........  0.90%      0.90%     0.61%      0.62%
Other Expenses..........................  0.06%      0.49%     0.03%      0.04%
Total Fortis Series Operating
  Expenses..............................  0.96%      1.39%     0.64%      0.66%


------------------------------

(a) As a percentage of Series average net assets based on 2000 historical data. The figures set forth above were annualized numbers for the following portfolios and the total operating expense ratio for them would have been as follows had there not been a waiver and reimbursement of expense arrangement in effect: American Leaders Series--1.50%; Blue Chip Series II--1.50%; Capital Opportunities Series--1.38%; Global Equity Series--1.86%; Investors Growth Series--1.53%.

EXAMPLES*

If you Surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $ 98       $118        $199
U.S. Government Securities..................................      82        103        127         216
Diversified Income..........................................      82        103        127         217
Multisector Bond............................................      86        116        148         259
High Yield..................................................      82        104        129         220
International Stock II......................................      87        119        154         271
Asset Allocation............................................      82        103        126         215
American Leaders............................................      89        125        163         290
Value.......................................................      84        110        139         241
Capital Opportunities.......................................      90        127        166         296
Growth & Income.............................................      83        107        134         231
S&P 500 Index...............................................      81        101        123         208
Blue Chip Stock.............................................      86        115        147         257
Blue Chip Stock II..........................................      90        129        170         303
International Stock.........................................      86        115        147         258
MidCap Stock Series.........................................      87        119        153         270
Small Cap Value Series......................................      87        118        152         268
Global Growth...............................................      84        110        138         240
Global Equity...............................................      91        130        172         307
Large Cap Growth Series.....................................      86        116        149         261
Investors Growth Series.....................................      90        129        170         304
Growth Stock................................................      83        107        133         228
Aggressive Growth...........................................      83        107        134         230


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $199
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        100         217
Multisector Bond............................................      23         71        121         259
High Yield..................................................      19         59        102         220
International Stock II......................................      24         74        127         271
Asset Allocation............................................      19         58         99         215
American Leaders............................................      26         80        136         290
Value.......................................................      21         65        112         241
Capital Opportunities.......................................      27         82        139         296
Growth & Income.............................................      20         62        107         231
S&P 500 Index...............................................      18         56         96         208
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         84        143         303
International Stock.........................................      23         70        120         258
MidCap Stock Series.........................................      24         74        126         270
Small Cap Value Series......................................      24         73        125         268
Global Growth...............................................      21         65        111         240
Global Equity...............................................      28         85        145         307
Large Cap Growth Series.....................................      23         71        122         261
Investors Growth Series.....................................      27         84        143         304
Growth Stock................................................      20         62        106         228
Aggressive Growth...........................................      20         62        107         230


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the Series Fund. Please note, we will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is a part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments".

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio of Series Fund. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for Series Fund, which accompanies this prospectus, and Series Fund Statement of Additional Information which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATES OF PENNSYLVANIA AND NEVADA.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account".

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers".

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment". Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters".

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or to other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or owner dies prior to the annuity commencement date, a death benefit is payable to the beneficiary. See "Benefit Payable on Death of Annuitant or Owner".

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates will be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota, 55164: 1-800-800-2000, extension 3057. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (extension 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 2000.


                             MONEY        U.S. GOV'T    DIVERSIFIED    MULTISECTOR      HIGH       INTERNATIONAL       ASSET
                             MARKET       SECURITIES       INCOME         BOND          YIELD        STOCK II       ALLOCATION
                             ------       ----------    -----------    -----------      -----      -------------    ----------
December 31, 2000
 Accum Units in Force...    39,594,550      5,977,686    37,519,171     1,388,496      3,777,913      2,403,196      144,888,821
 Accum Unit Values......        $1.662        $19.655        $2.118       $12,436        $11.814        $14.633           $3.877
December 31, 1999
 Accum Units in Force...    59,567,286      6,961,590    46,271,405     1,402,949      4,713,245      3,230,112      152,820,325
 Accum Unit Values......        $1.587        $17.823        $1.998       $12.092        $12.799        $16.150           $3.923
December 31, 1998
 Accumulation Units in
  Force.................    39,532,433      7,577,700    51,323,231     1,236,211      4,984,906      3,315,158      160,803,266
 Accumulation Unit
  Values................        $1.532        $18.421        $2.059       $13.254        $12.823        $16.513           $3.326
December 31, 1997
 Accumulation Units in
  Force.................    31,491,629      7,743,923    49,942,498     1,123,401      4,194,544      2,918,483      156,035,843
 Accumulation Unit
  Values................     $1.474617     $17.149938     $1.963344    $11.837281     $12.917282     $14.433538        $2.809839
December 31, 1996
 Accumulation Units in
  Force.................    36,220,947      9,635,092    55,653,680     1,088,043      3,337,604      2,330,884      154,525,474
 Accumulation Unit
  Values................        $1.418        $15.935        $1.801       $11.961        $11.928        $12.884           $2.368
January 1, 1996*
 Accumulation Unit
  Values................            --             --            --            --             --             --               --
December 31, 1995
 Accumulation Units in
  Force.................    26,915,975     10,989,914    59,213,865       574,142      2,321,419      1,117,596      148,700,081
 Accumulation Unit
  Value.................        $1.367        $15.805        $1.753       $11.743        $10.941        $11.590           $2.134
January 2, 1995*
 Accumulation Unit
  Value.................            --             --            --        10.000             --         10.000               --
December 31, 1994
 Accumulation Units in
  Force.................    30,697,754     12,271,738    62,744,615            --      1,216,957             --      137,642,102
 Accumulation Unit
  Value.................        $1.311        $13.483        $1.515            --         $9.834             --           $1.773
May 1, 1994*
 Accumulation Unit
  Value.................            --             --            --            --        10.0000             --               --
December 31, 1993
 Accumulation Units in
  Force.................    21,315,022     15,601,818    56,005,709            --             --             --      106,834,367
 Accumulation Unit
  Value.................        $1.278        $14.609        $1.621            --             --             --           $1.797
December 31, 1992
 Accumulation Units in
  Force.................    20,674,556      9,505,984    19,353,521            --             --             --       49,688,937
 Accumulation Unit
  Value.................        $1.261        $13.529        $1.457            --             --             --           $1.664
May 1, 1992*
 Accumulation Unit
  Value.................            --             --            --            --             --             --               --
December 31, 1991
 Accumulation Units in
  Force.................  7,235,168.03   3,595,759.23   6,056,976.03           --             --             --    17,772,322.83
 Accumulation Unit
  Value.................        $1.237        $12.921        $1.379            --             --             --           $1.577
December 31, 1990
 Accumulation Units in
  Force.................  5,632,146.27     747,992.12   2,352,517.74           --             --             --     8,249,373.75
 Accumulation Unit
  Value.................        $1.183        $11.450        $1.219            --             --             --           $1.252

                          AMERICAN                    CAPITAL       GROWTH &         S&P          BLUE        BLUE
                          LEADERS       VALUE      OPPORTUNITIES     INCOME          500          CHIP       CHIP II
                          --------      -----      -------------    --------         ---          ----       -------
December 31, 2000
 Accum Units in Force...  180,486      4,407,086      763,073        9,221,342    14,152,174    10,307,005   834,628
 Accum Unit Values......  $10.392        $18.559       $8.754          $24.661       $19.808       $20,758   $8.728
December 31, 1999
 Accum Units in Force...       --      4,744,081           --       10,994,926    14,134,177     9,671,577       --
 Accum Unit Values......       --        $15.875           --          $23.775       $22.189       $21.571       --
December 31, 1998
 Accumulation Units in
  Force.................       --      4,869,102           --       12,171,938    10,440,486     7,548,794       --
 Accumulation Unit
  Values................       --        $14.768           --          $21.767       $18.689       $18.238       --
December 31, 1997
 Accumulation Units in
  Force.................       --      3,402,217           --       11,003,248     5,491,818     4,149,587       --
 Accumulation Unit
  Values................       --     $13.651572           --       $19.487584    $14.786540    $14.429421       --
December 31, 1996
 Accumulation Units in
  Force.................       --      1,071,648           --        7,892,683     1,259,758       915,358       --
 Accumulation Unit
  Values................       --        $11.048           --          $15.468       $11.326       $11.520       --
January 1, 1996*
 Accumulation Unit
  Values................       --                          --           10.000        10.000        10.000       --
December 31, 1995
 Accumulation Units in
  Force.................       --                          --        4,204,164                                   --
 Accumulation Unit
  Value.................       --                          --          $12.904                     $11.271       --
January 2, 1995*
 Accumulation Unit
  Value.................       --                          --               --
December 31, 1994
 Accumulation Units in
  Force.................       --                          --        1,489,517
 Accumulation Unit
  Value.................       --                          --          $10.083
May 1, 1994*
 Accumulation Unit
  Value.................       --                          --          10.0000
December 31, 1993
 Accumulation Units in
  Force.................       --                          --               --
 Accumulation Unit
  Value.................       --                          --               --
December 31, 1992
 Accumulation Units in
  Force.................       --                          --               --
 Accumulation Unit
  Value.................       --                          --               --
May 1, 1992*
 Accumulation Unit
  Value.................       --                          --               --
December 31, 1991
 Accumulation Units in
  Force.................       --                          --               --
 Accumulation Unit
  Value.................       --                          --               --
December 31, 1990
 Accumulation Units in
  Force.................       --                          --               --
 Accumulation Unit
  Value.................       --                          --               --            --        $1.298

                          INTERNATIONAL     GLOBAL      GLOBAL        GROWTH       AGGRESSIVE     MID CAP    LARGE CAP   INVESTORS
                              STOCK         GROWTH      EQUITY        STOCK          GROWTH       GROWTH      GROWTH      GROWTH
                          -------------     ------      ------        ------       ----------     -------    ---------   ---------
December 31, 2000
 Accum Units in Force...     5,688,753      9,791,503   280,353      111,543,696    8,239,797    2,297,535   5,763,035    508,808
 Accum Unit Values......       $17.572        $27.039    $9.264           $6.079      $27.382     $11.303     $11.946      $8.905
December 31, 1999
 Accum Units in Force...     5,344,248      9,640,858        --      114,976,011    6,379,981    1,441,402   3,962,830         --
 Accum Unit Values......       $19.711        $33.343        --           $5.925      $32.680     $10.538     $14.754          --
December 31, 1998
 Accumulation Units in
  Force.................     4,751,940     11,754,865        --      136,042,148    6,165,803     765,338     842,995          --
 Accumulation Unit
  Values................       $16.113        $21.433        --           $3.870      $15.829      $9.625     $11.755          --
December 31, 1997
 Accumulation Units in
  Force.................     4,239,821     13,725,612        --      156,975,866    6,551,677          --          --          --
 Accumulation Unit
  Values................    $14.021796     $19.507894        --        $3.296005   $13.241215          --          --          --
December 31, 1996
 Accumulation Units in
  Force.................     3,137,348     13,713,860        --      169,095,500    5,706,895          --          --          --
 Accumulation Unit
  Values................       $12.690        $18.510        --           $2.971      $13.232          --          --          --
January 1, 1996*
 Accumulation Unit
  Values................            --             --        --               --
December 31, 1995
 Accumulation Units in
  Force.................     1,157,064     10,769,830        --      160,247,280    3,033,587          --          --          --
 Accumulation Unit
  Value.................       $15.754         $2.587        --          $12.461
January 2, 1995*
 Accumulation Unit
  Value.................        10.000             --        --               --           --          --          --          --
December 31, 1994
 Accumulation Units in
  Force.................            --     10,055,959        --      148,657,108    1,115,647          --          --          --
 Accumulation Unit
  Value.................            --        $12.236        --           $2.054       $9.723          --          --          --
May 1, 1994*
 Accumulation Unit
  Value.................            --             --        --               --     $10.0000          --          --          --
December 31, 1993
 Accumulation Units in
  Force.................            --      5,108,957        --      118,720,649           --          --          --          --
 Accumulation Unit
  Value.................            --        $12.784        --           $2.142           --          --          --          --
December 31, 1992
 Accumulation Units in
  Force.................            --        698,720        --       79,582,321           --          --          --          --
 Accumulation Unit
  Value.................            --        $10.988        --           $1.996           --          --          --          --
May 1, 1992*
 Accumulation Unit
  Value.................            --        10.0000                         --           --          --          --          --
December 31, 1991
 Accumulation Units in
  Force.................            --             --              42,946,178.33           --          --          --          --
 Accumulation Unit
  Value.................            --             --                     $1.965           --          --          --          --
December 31, 1990
 Accumulation Units in
  Force.................            --             --              14,690,313.64           --          --          --          --
 Accumulation Unit
  Value.................            --

                          SMALL CAP
                            VALUE
                          ---------
December 31, 2000
 Accum Units in Force...  3,045,179
 Accum Unit Values......    $13.357
December 31, 1999
 Accum Units in Force...  2,496,974
 Accum Unit Values......    $10.659
December 31, 1998
 Accumulation Units in
  Force.................  1,098,102
 Accumulation Unit
  Values................     $9.367
December 31, 1997
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Values................         --
December 31, 1996
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Values................
January 1, 1996*
 Accumulation Unit
  Values................
December 31, 1995
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Value.................
January 2, 1995*
 Accumulation Unit
  Value.................         --
December 31, 1994
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Value.................         --
May 1, 1994*
 Accumulation Unit
  Value.................         --
December 31, 1993
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Value.................         --
December 31, 1992
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Value.................         --
May 1, 1992*
 Accumulation Unit
  Value.................         --
December 31, 1991
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Value.................         --
December 31, 1990
 Accumulation Units in
  Force.................         --
 Accumulation Unit
  Value.................


------------------------------
* Accumulation Unit value at date of initial registration statement effectiveness

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements".


FORTIS BENEFITS



Fortis Benefits Insurance Company is the issuer of the contracts. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.



Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.


All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.


Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group. Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the available investment portfolios) and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.


THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Series Fund, each of which represents a separate investment portfolio within Series Fund. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or are eliminated.

SERIES FUND

Series Fund is a "series" type of mutual fund. Series Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Series Fund has served as the investment medium for the Variable Account since the Variable Account began operations. Series Fund is also the investment medium for the variable account of Fortis Benefits through which variable life insurance policies are issued by Fortis Benefits. We do not foresee any conflict between your interests and the interests of life insurance policy owners. However, Series Fund's Board of Directors will monitor to identify any material, irreconcilable conflicts which may develop. Series Fund's Board of Directors will determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any portfolio with another investment, the portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Series Fund shares for the Variable Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Series Fund available for investment by the Variable Account. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Series Fund available for investment by the Variable Account are listed on the cover page of this prospectus.

A full description of the portfolios, their investment policies and restrictions, the charges, the risks associated with investing in them, and other aspects of their operations is contained in the prospectus for Series Fund accompanying this prospectus and in the Statement of Additional Information for Series Fund. Additional copies of these documents may be obtained from your sales representative or from our home office. The complete risk disclosure in the prospectus for the Diversified Income Series, High Yield Series, Asset Allocation Series, and Global Asset Allocation Series should be read before selection of them for investment.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 75 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by Fortis Benefits". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES WE DECLARE. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 4%.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATES OF PENNSYLVANIA AND NEVADA.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as a death benefit pursuant to a contract,

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/2%, the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/2%, the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (before deduction of any applicable surrender charge) by the following factor:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under two exceptions. We describe these exceptions below.

We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

In addition, we will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis Benefits program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal Fortis Benefits program for the withdrawal or transfer of fixed account value. Ask your Fortis Benefits representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis Benefits representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FORTIS BENEFITS

Fortis Benefits' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of Fortis Benefits, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,


     - real estate mortgages and mortgage backed securities,


     - real estate, and


     - certain other investments, including various derivative investments.



See "Fortis Benefits' Financial Statements" for information on our investments.


When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".


As stated above under the caption "Fortis Benefits" in the "Summary of Contract Features" section of this prospectus, the contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the reserve liabilities of Fortis Benefits associated with the fixed accounts under the contracts are held by Fortis Benefits; however, these assets are managed by Hartford Investment Management Company, an affiliate of Hartford Life and Annuity Insurance Company. Hartford Investment Management Company generally invests those assets as described above for the contract fixed account related investments of Fortis Benefits.


ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the

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

initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and account to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all Fortis Benefits annuities having the same owner or Annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we consider such cancellation a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by Fortis Benefits. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

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

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to Fortis Benefits' home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer. However, transfers from a guarantee period that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal Fortis Benefits program for the transfer of fixed account value are subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.


However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. You may not make a transfer into the one year guarantee period fixed account within six months of a transfer out of the one year guarantee period fixed account. We reserve the right to additionally restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.


Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is
(1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Sec-tion 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR OWNER

If the owner or Annuitant dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

If the contract is issued on or after May 1, 1997 and in a state that has approved the Enhanced Death Benefit Rider (check with your representative as to its availability in your state), the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1)(a) If an owner or the Annuitant dies before the date any owner or Annuitant first reaches age 75, the accumulation of purchase payments made less all prior surrenders and less any applicable prior negative Market Value Adjustments less previously imposed surrender charges at an effective annual rate of 3.0%. This amount may not exceed a maximum of two times the following: purchase payments made less all prior surrenders and less any applicable prior negative Market Value Adjustments less previously imposed surrender charges. This amount is referred to as the "roll-up amount".

                                       or

(1)(b) If the Annuitant or owner dies on or after the date any owner or Annuitant first reaches age 75, the roll-up amount as of the date that an owner or Annuitant first reaches age 75, plus subsequent purchase payments made, less subsequent surrenders and any subsequent negative Market Value Adjustments less subsequently imposed surrender charges.

(2) The contract value adjusted by any applicable Market Value Adjustment as of the date used for valuing the death benefit.

(3) The contract value adjusted by any Market Value Adjustment (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

      (a) the date of death of either the owner or Annuitant, or

      (b) the date either first reaches his or her 75th birthday.

See Appendix B for Sample Death Benefit Calculations.

If the contract is issued prior to May 1, 1997, or on or after that date in a state that has not approved the Enhanced Death Benefit rider, the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1) The sum of all purchase payments made (less all prior surrenders and previously-imposed surrender charges and prior negative Market Value Adjustments);

(2) The contract value adjusted by any Market Value Adjustment, as of the date used for valuing the death benefit; or

(3) The contract value adjusted by any Market Value Adjustment (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

     (a) the date of death of either the owner or Annuitant, or

     (b) the date either first reaches his or her 75th birthday.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment". If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters".

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. Moreover, you must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments' in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 4% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 4% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.


We or the reinsurer of the contracts bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we or the reinsurer of the contracts profit if the amount deducted proves more than sufficient.


Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1991. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS CREDITED      PURCHASE PAYMENT
   --------------------     ------------------
       Less than 1                  7%
At least 1 but less than 2          6%
At least 2 but less than 3          5%
At least 3 but less than 4          4%
At least 4 but less than 5          3%
At least 5 but less than 6          2%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

       - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made, or

       - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract, you should check with your Fortis Benefits representative to determine if this rider is available in your state.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents--or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of an owner or Annuitant prior to the annuity commencement date the beneficiary will be deemed to be as follows:

     - If there is any surviving owner, the surviving owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving owner, the beneficiary will be the beneficiary designated by the owner.

     - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, then the estate of the last surviving owner will be the beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the Annuity Period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Series Fund, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Series Fund or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION


Woodbury Financial Services, Inc. ("Woodbury Financial") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits, and (1) are registered representatives of Woodbury Financial, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Woodbury Financial and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Woodbury Financial will pay an allowance to its registered representatives and selling brokers in varying amounts. Woodbury Financial does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.



Fortis Benefits and Woodbury Financial may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Woodbury Financial may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.



Fortis Benefits paid a total of $32,874,801, $48,774,402 and $55,661,956 to
Woodbury Financial for annuity contract distribution services during 1998, 1999 and 2000, respectively, $5,389,151 in 1998, $7,643,966 in 1999 and $9,648,917 in
2000 was not reallowed to other broker-dealers or exempt firms. In the distribution agreement, Fortis Benefits has agreed to indemnify Woodbury Financial (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.



Fortis Benefits or Woodbury Financial may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and
(6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis Benefits or Woodbury Financial may pay travel expenses that arise from these trips.


See Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.


Woodbury Financial is an indirect subsidiary of The Hartford Financial Services, Group, Inc. Woodbury Financial principal business address is the same as that of our home office. Woodbury Financial is not obligated to sell any specific amount of interests under the contracts. $110,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.


FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons are taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you and your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Con-tracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(b) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

We offer and sell insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a national network of independent agents, brokers, and financial institutions.
OWNERSHIP OF SECURITIES

All of Fortis Benefits' outstanding shares are owned by Interfinancial, Inc., which is itself wholly owned by Fortis, Inc., both having an address of One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn, is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with Fortis (NL) N.V., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.V. is 50% owned by Fortis
(NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                    (IN THOUSANDS)                           2000          1999          1998          1997          1996
                    --------------                           ----          ----          ----          ----          ----
INCOME STATEMENT DATA
  Premiums and policy charges.........................    $1,540,384    $1,445,529    $1,333,258    $1,238,006    $1,295,878
  Net investment income...............................       279,572       238,698       234,043       228,724       206,023
  Net realized gains (losses) on investment...........       (17,039)       25,962        52,404        41,101        25,731
  Other income........................................        12,687        11,610        11,183        36,458        31,725
                                                          ----------    ----------    ----------    ----------    ----------
  TOTAL REVENUES......................................    $1,816,604    $1,721,799    $1,630,888    $1,544,289    $1,559,357
                                                          ==========    ==========    ==========    ==========    ==========
  Total benefits and expenses.........................    $1,685,930    $1,598,266    $1,538,604    $1,442,059    $1,470,066
  Federal Income taxes................................        41,555        40,327        30,402        35,120        31,099
  Net income..........................................        88,119        83,206        61,882        67,110        58,192
BALANCE SHEET DATA
  Total assets........................................    $9,691,784    $9,610,139    $7,578,055    $6,819,484    $5,951,876
  Total liabilities...................................     8,861,060     8,760,587     6,692,587     5,939,378     5,171,203
  Total shareholder's equity..........................       830,724       849,552       885,468       880,106       780,673

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


2000 COMPARED TO 1999



REVENUES



The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $148 million and $36 million of gross premiums in 2000 and 1999 respectively. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%, 25%, 18%, 8% and 10%, respectively of premium in 2000 and 39%, 32%, 18%, 8% and 3% respectively in 1999. Rate increases in the group medical line resulted in non-renewal of existing business and lower new sales, which account for the decrease in premium from 1999 to 2000. Group medical sales began to recover during 2000.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Investment income increased from $239 million in 1999 to $280 million in 2000 due to the Company's larger invested asset base from the assumed pre-need business. Changes in interest rates during 2000 and 1999 resulted in recognition of realized gains and losses upon sales of securities. The Company had more capital losses from fixed income investments in 2000 as compared to 1999. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment, which resulted in equity gains.



BENEFITS



The total year-to-date policyholder benefit to premium ratio decreased to 79% in 2000 from 80% in 1999. The group disability and dental, group medical, group life and pre-need benefit to premium ratios for the year ended December 31, were 82%, 74%, 67% and 98% respectively in 2000 and 83%, 80%, 70% and 87%
respectively in 1999. The group medical business experienced a lower benefit to premium ratio due to rate increases implemented in 1998 causing an increase in a higher quality base of business in 2000. Group life had improved mortality in 2000. The annuity line experienced lower interest credited due to the continued decline in the size of the fixed account block. The pre-need benefit to premium ratio at the end of 1999 represents one-quarter of business as it was assumed from an affiliated Company during the last quarter of 1999.



EXPENSES



Commission rates have decreased from the levels in 1999. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.



The Company's general and administrative expense to premium ratio increased slightly to 23% in 2000 up from 22% in 1999. Project and system costs as well as new sales efforts are the primary reason for this increase. The Company continues to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.



EVENTS SUBSEQUENT



On January 25, 2001, Fortis, Inc. agreed to sell (the "Sale") its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the "Insurance Contracts") written by Fortis Benefits Insurance Company, First Fortis Life Insurance Company, Fortis Insurance Company, John Alden Life Insurance Company and Houston National Life Insurance Company (the "Companies"). Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Companies, Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company, indirect wholly owned subsidiaries of The Hartford, will reinsure the Insurance Contracts on a 100% coinsurance basis (or a 100% modified coinsurance basis for some of the block) and perform administration of such Insurance Contracts. In addition, Hartford Life and Accident Insurance Company, another indirect wholly owned subsidiary of The Hartford, will purchase all of the outstanding stock of Fortis Advisers, Inc., which is the investment adviser for the Fund. Thus, upon completion of the Sale, Hartford Life and Accident Insurance Company will own and control Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc., which is the principal distributor of the Fund.



The Sale was completed on April 1, 2001. Following the Sale, the Fund entered into new investment advisory, subadvisory and distribution agreements with affiliates of the Hartford. These new agreements will require approval of the Fund's shareholders and by Insurance Contract holders to the extent required by law.


1999 COMPARED TO 1998

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $36 million in gross premium in 1999. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%,32%, 18%, 8% and 3%, respectively of premium in 1999 and 38%, 36%, 19%, 7% and 0% respectively in 1998. The Company had less capital gains from fixed income investments in 1999 as compared to 1998. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment which resulted in equity gains.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS

The total year-to-date policyholder benefit to premium ratio decreased to 80% in 1999 from 83% in 1998. The group disability and dental, group medical, group life, annuity and individual life, and pre-need benefit to premium ratios for the year ended December 31, were 83%, 80%, 70%, 94%, and 87% respectively in 1999 and 83%, 85%, 73%, 108% and 0% respectively in 1998. The group medical business experienced a lower premium to benefit ratio due to rate increases and better management of claims. Group life had improved mortality in 1999. The annuity and individual life business also experienced strong market performance, in addition to lower interest crediting on the Company's interest sensitive and investment products.

EXPENSES

Commission rates have decreased from the levels in 1998. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.

The Company's general and administrative expense to premium ratio decreased slightly to 22% in 1999 down from 23% in 1998. A principal reason for this expense reduction is the combining of three group medical cost centers into one. The Company continued to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.


MARKET RISK AND RISK MANAGEMENT


Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

LIQUIDITY AND CAPITAL RESOURCES

The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.


The Company's fixed maturity investments consisted of   % investment grade bonds
as of December 31, 2000 and the Company does not expect this percentage to change significantly in the future.


VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

     - mortality assumptions,

     - the assumed interest rate used in determining the number of Annuity Units under the contract, and

     - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders


OTHER INFORMATION


We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Other Information..............................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends, or surplus.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Fortis Benefits Insurance Company



In our opinion, the accompanying balance sheet and the related statements of income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. (the Company) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 1999 and for the two years in the period then ended were audited by other independent accountants whose report dated February 17, 2000 expressed an unqualified opinion on those statements.


                                          [/s/ PRICEWATERHOUSECOOPERS LLP]


February 15, 2001

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheet of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999, and the related statements of income, changes in shareholder's equity and cash flows for each of the two years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

Minneapolis, Minnesota
February 17, 2000

BALANCE SHEETS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)................    $2,530,480    $2,706,372
  Equity securities, at fair value (cost 2000 -- $91,164;
     1999 -- $81,554).......................................        87,912        85,021
  Mortgage loans on real estate, less allowance for possible
     losses (2000 and 1999 -- $11,085)......................       810,616       754,514
  Policy loans..............................................       102,308        83,439
  Short-term investments....................................       152,736       115,527
  Real estate and other investments.........................        41,712        47,502
                                                                ----------    ----------
                                                                 3,725,764     3,792,375
Cash and cash equivalents...................................        13,209        18,670
Receivables:
  Uncollected premiums......................................        66,505        62,938
  Reinsurance recoverable on unpaid and paid losses.........        64,182        23,471
  Other.....................................................        48,083        19,406
                                                                ----------    ----------
                                                                   178,770       105,815
Accrued investment income...................................        52,556        55,464
Deferred policy acquisition costs...........................       473,761       430,192
Property and equipment at cost, less accumulated
  depreciation..............................................        20,891        25,118
Federal income tax recoverable..............................         7,248            --
Deferred federal income taxes...............................        33,825        52,467
Other assets................................................         1,677         1,582
Due from affiliates.........................................            --         8,304
Assets held in separate accounts............................     5,184,083     5,120,152
                                                                ----------    ----------
Total assets................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,170,612    $1,106,269
     Interest sensitive and investment products.............       970,591     1,147,657
     Accident and health....................................     1,007,328       940,865
                                                                ----------    ----------
                                                                 3,148,531     3,194,791
  Unearned revenues.........................................        33,614        28,673
  Other policy claims and benefits payable..................       240,677       265,486
  Policyholder dividends payable............................         7,438         7,939
                                                                ----------    ----------
                                                                 3,430,260     3,496,889
  Accrued expenses..........................................        69,476        59,409
  Current income taxes payable..............................            --         1,838
  Other liabilities.........................................       181,633       120,110
  Due to affiliates.........................................         4,497            --
  Deferred gain on LTC sale.................................        15,919            --
  Liabilities related to separate accounts..................     5,159,275     5,082,341
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,861,060     8,760,587
                                                                ----------    ----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000........................         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       366,644       427,811
  Accumulated other comprehensive loss......................        (8,920)      (51,259)
                                                                ----------    ----------
Total shareholder's equity..................................       830,724       849,552
                                                                ----------    ----------
Total policy reserves and liabilities and shareholder's
  equity....................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
REVENUES:
Insurance operations:
  Traditional life insurance premiums.......................    $  428,641    $  301,377    $  260,567
  Interest sensitive and investment product policy
     charges................................................       159,728       141,285       119,039
  Accident and health insurance premiums....................       952,015     1,002,867       953,652
                                                                ----------    ----------    ----------
                                                                 1,540,384     1,445,529     1,333,258
Net investment income.......................................       279,572       238,698       234,043
Net realized (losses) gains on investments..................       (17,039)       25,962        52,404
Other income................................................        12,687        11,610        11,183
                                                                ----------    ----------    ----------
Total revenues..............................................     1,815,604     1,721,799     1,630,888
BENEFITS AND EXPENSES:
Benefits to policyholders:
  Traditional life insurance................................       335,022       218,993       189,337
  Interest sensitive investment products....................        89,062        93,668        96,178
  Accident and health claims................................       749,945       812,149       798,036
                                                                ----------    ----------    ----------
                                                                 1,174,029     1,124,810     1,083,551
Policyholder dividends......................................         2,685         3,114         3,486
Amortization of deferred policy acquisition costs...........        47,215        43,078        33,365
Insurance commissions.......................................       128,267       124,601       118,710
General and administrative expenses.........................       333,734       302,663       299,492
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,685,930     1,598,266     1,538,604
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       129,674       123,533        92,284
Federal income taxes........................................        41,555        40,327        30,402
                                                                ----------    ----------    ----------
Net income..................................................    $   88,119    $   83,206    $   61,882
                                                                ==========    ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                                           ACCUMULATED
                                                               ADDITIONAL                     OTHER
                                                     COMMON     PAID-IN      RETAINED     COMPREHENSIVE
                                          TOTAL      STOCK      CAPITAL      EARNINGS     (LOSS) INCOME
                                        ---------    ------    ----------    ---------    -------------
Balance, December 31, 1997..........    $ 880,106    $5,000     $468,000     $ 332,723      $  74,383
  Comprehensive income:
     Net income.....................       61,882       --            --        61,882             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       (6,520)      --            --            --         (6,520)
                                        ---------
  Total comprehensive income........       55,362
  Dividend..........................      (50,000)      --            --       (50,000)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1998..........      885,468    5,000       468,000       344,605         67,863
  Comprehensive income:
     Net income.....................       83,206       --            --        83,206             --
     Change in unrealized gain
       (losses) on investments,
       net..........................     (119,122)      --            --            --       (119,122)
                                        ---------
  Total comprehensive loss..........      (35,916)
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1999..........      849,552    5,000       468,000       427,811        (51,259)
  Comprehensive income:
     Net income.....................       88,119       --            --        88,119             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       42,339       --            --            --         42,339
                                        ---------
  Total comprehensive income........      130,458
  Dividend..........................     (149,286)      --            --      (149,286)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 2000..........    $ 830,724    $5,000     $468,000     $ 366,644      $  (8,920)
                                        =========    ======     ========     =========      =========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                      YEARS ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                2000           1999           1998
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income...............................................    $    88,119    $    83,206    $    61,882
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Provision for depreciation..........................          4,830         12,807         12,409
     Amortization of gain on reinsured business..........         (3,100)            --             --
     Amortization of investment (discounts) premiums,
       net...............................................          1,574          1,930         (3,200)
     Net realized losses (gains) on sold investments.....         13,910        (25,962)       (52,404)
     Write-off of investment.............................          3,129             --             --
     Policy acquisition costs deferred...................       (113,927)       (96,308)       (73,147)
     Amortization of deferred policy acquisition costs...         47,215         43,078         33,365
     Provision for deferred federal income taxes.........         (4,151)        29,454            417
     Decrease in income taxes recoverable................         (9,086)        (2,330)        (6,381)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses, other assets,
       due to and from affiliates and other
       liabilities.......................................        (48,646)        27,227         (4,455)
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................        158,150         97,931        106,135
     (Decrease) increase in other policy claims and
       benefits and policyholder dividends payable.......        (25,303)         5,012         (2,514)
     Other...............................................             --             --            169
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        112,714        176,045         72,276
                                                             -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed maturity investments..................     (1,546,720)    (1,654,104)    (2,380,511)
Sales and repayments of fixed maturity investments.......      1,777,428      1,675,488      2,428,207
(Increase) decrease in short-term investments............        (37,208)       (83,659)        38,669
Purchases of other investments...........................       (363,978)      (305,889)      (408,998)
Sales of other investments...............................        298,925        353,267        352,873
Purchases of property and equipment......................           (603)        (7,213)          (356)
Cash received pursuant to reinsurance agreement..........         17,591          3,374             --
                                                             -----------    -----------    -----------
Net cash provided by (used in) investing activities......        145,435        (18,736)        29,884
                                                             -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activities related to investment products:
  Considerations received................................        226,139        237,375        215,693
  Surrenders and death benefits..........................       (448,349)      (416,537)      (326,457)
  Interest credited to policyholders.....................         32,886         39,855         49,371
Dividend.................................................        (74,286)            --        (50,000)
                                                             -----------    -----------    -----------
Net cash used in financing activities....................       (263,610)      (139,307)      (111,393)
                                                             -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents.........         (5,461)        18,002         (9,233)
Cash and cash equivalents at beginning of year...........         18,670            668          9,901
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    13,209    $    18,670    $       668
                                                             ===========    ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                     YEARS ENDED DECEMBER 31
                                                                ---------------------------------
                                                                  2000        1999         1998
                                                                --------    ---------    --------
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES:
Assets and liabilities transferred in reinsurance
  transactions (Note 9):
Non-cash assets (ceded) received:
  Fixed maturities..........................................    $     --    $ 517,091    $     --
  Other investments.........................................          --      121,696          --
  Other assets..............................................        (157)      12,763          --
  Deferred acquisition costs................................     (20,829)      35,882          --
                                                                --------    ---------    --------
Total value of assets (ceded) received......................    $(20,986)   $ 687,432    $     --
                                                                --------    ---------    --------
Non-cash liabilities ceded (assumed):
  Future policy benefit reserves............................    $ 15,086    $(685,932)   $     --
  Claim reserves............................................           7       (4,874)         --
  Unearned premium reserves.................................       7,641           --          --
  Other liabilities.........................................        (320)          --          --
                                                                --------    ---------    --------
Total liabilities ceded (assumed)...........................    $ 22,414    $(690,806)   $     --
                                                                ========    =========    ========



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



1.  NATURE OF OPERATIONS


Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.



Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



Effective March 1, 2000, the Company ceded long-term care insurance business to John Hancock Life Insurance Company on a 100% co-insurance basis. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



NEW ACCOUNTING PRONOUNCEMENTS


In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FAS 133," which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.



Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that do not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. The adoption of SOP 98-7 did not have a material effect on the Company's results of operations or financial position.



INVESTMENTS


The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.



All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.



Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.



Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Policy loans are reported at their unpaid balance. Short-term investments are carried at cost which approximates fair value.



Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost or carrying value of loans foreclosed less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.



Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.



DEFERRED POLICY ACQUISITION COSTS


The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.



PROPERTY AND EQUIPMENT


Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $4,830, $12,807 and $12,409 for the year ended December 31, 2000, 1999 and 1998, respectively.



INCOME TAXES


Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.



GUARANTY FUND ASSESSMENTS


There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.



SEPARATE ACCOUNTS


Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.



Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract owner, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.



The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.



The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.



For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.



REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES


Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.



Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 4% to 15% in 2000, 3.5% to 12% in 1999 and 2.5% to 8.75% in 1998.



A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.



Premiums for accident and health insurance products, including medical, long- and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.



Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.



COMPREHENSIVE INCOME


Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses adjusted for the impact of gains and losses realized during the current year on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs and taxes.



STATEMENTS OF CASH FLOWS


The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.



RECLASSIFICATIONS


Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS


AVAILABLE-FOR-SALE SECURITIES


The following is a summary of the available-for-sale securities:



                                                                   GROSS         GROSS
                                                   AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                      COST         GAINS         LOSSES        VALUE
                                                   ----------    ----------    ----------    ----------
AT DECEMBER 31, 2000:
Fixed maturities:
  Governments..................................    $  348,795     $15,261       $    317     $  363,739
  Public utilities.............................       212,371       3,849          3,661        212,559
  Industrial and miscellaneous.................     1,794,011      27,815         58,902      1,762,924
  Other........................................       187,863       4,294            899        191,258
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,543,040      51,219         63,779      2,530,480
Equity securities..............................        91,164       5,160          8,412         87,912
                                                   ----------     -------       --------     ----------
Total..........................................    $2,634,204     $56,379       $ 72,191     $2,618,392
                                                   ==========     =======       ========     ==========
AT DECEMBER 31, 1999:
Fixed maturities:
  Governments..................................    $  309,402     $    46       $  8,934     $  300,514
  Public utilities.............................       237,579         341         10,375        227,545
  Industrial and miscellaneous.................     2,208,281       7,020         81,412      2,133,889
  Other........................................        47,435         184          3,195         44,424
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,802,697       7,591        103,916      2,706,372
Equity securities..............................        81,554       5,825          2,358         85,021
                                                   ----------     -------       --------     ----------
Total..........................................    $2,884,251     $13,416       $106,274     $2,791,393
                                                   ==========     =======       ========     ==========



The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 2000, by contractual maturity, are shown below.



                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  83,263     $   83,164
Due after one year through five years.......................      610,579        609,360
Due after five years through ten years......................      786,695        778,801
Due after ten years.........................................    1,062,503      1,059,155
                                                                ----------    ----------
Total.......................................................    $2,543,040    $2,530,480
                                                                ==========    ==========



Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



MORTGAGE LOANS


The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% and 38% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 2000 and 1999, respectively. Loan commitments outstanding totaled $8,000 at December 31, 2000.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


INVESTMENTS ON DEPOSIT


The Company had fixed maturities carried at $11,630 and $17,061 at December 31, 2000 and 1999, respectively, on deposit with various governmental authorities as required by law.



NET UNREALIZED GAINS (LOSSES)


The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below:



                                                                                TAX
                                                               BEFORE-TAX     BENEFIT     NET-OF-TAX
                                                                 AMOUNT      (EXPENSE)      AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 2000:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,933     $(32,873)    $  61,060
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,314)         810        (1,504)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (26,488)       9,271       (17,217)
                                                               ---------     --------     ---------
Other comprehensive gain...................................    $  65,131     $(22,792)    $  42,339
                                                               =========     ========     =========
DECEMBER 31, 1999:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(216,270)    $ 75,694     $(140,576)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................       23,864       (8,352)       15,512
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998:
Unrealized gains (losses) on investments:
Unrealized gains (losses) on available-for-sale
  investments..............................................    $ (53,050)    $ 18,420     $ (34,630)
Decrease in amortization of deferred policy acquisition
  costs....................................................          414         (145)          269
Reclassification adjustment for gains (losses) realized in
  net income...............................................       42,832      (14,991)       27,841
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


NET INVESTMENT INCOME AND NET REALIZED (LOSSES) GAINS ON INVESTMENTS



Major categories of net investment income and realized (losses) gains on investments for each year were as follows:



                                                                  2000        1999        1998
                                                                --------    --------    --------
NET INVESTMENT INCOME:
Fixed maturities............................................    $193,005    $167,027    $160,163
Equity securities...........................................      14,392       7,320       8,656
Mortgage loans on real estate...............................      68,794      57,684      57,031
Policy loans................................................       6,617       5,272       4,653
Short-term investments......................................         522         844       1,701
Real estate and other investments...........................       2,816       6,375       8,194
                                                                --------    --------    --------
                                                                 286,146     244,522     240,398
Expenses....................................................      (6,574)     (5,824)     (6,355)
                                                                --------    --------    --------
                                                                $279,572    $238,698    $234,043
                                                                ========    ========    ========
NET REALIZED (LOSSES) GAINS ON INVESTMENTS:
Fixed maturities............................................    $(31,179)   $ (9,750)   $ 34,320
Equity securities...........................................       4,691      33,613       8,512
Mortgage loans on real estate...............................          --          --        (198)
Short-term investments......................................          --          --           5
Real estate and other investments...........................       9,449       2,099       9,765
                                                                --------    --------    --------
                                                                $(17,039)   $ 25,962    $ 52,404
                                                                ========    ========    ========



Proceeds from sales of investments in fixed maturities were $1,756,637, $1,627,450 and $2,460,316 in 2000, 1999 and 1998, respectively. Gross gains of
$14,851, $11,996 and $44,360 and gross losses of $46,030, $21,746 and $10,040 were realized on the sales in 2000, 1999 and 1998, respectively.

NOTES TO FINANCIAL STATEMENTS

4.   DEFERRED POLICY ACQUISITION COSTS


The changes in deferred policy acquisition costs by product were as follows:



                                                                 INTEREST
                                                TRADITIONAL    SENSITIVE AND
                                                AND PRE-NEED    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH    TOTAL
                                                ------------   -------------   ----------   --------
Balance, December 31, 1998....................    $ 14,560       $314,462       $  2,916    $331,938
  Acquisition costs deferred..................      33,783         81,016         17,391     132,190
  Acquisition costs amortized.................      (2,438)       (38,831)        (1,809)    (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized losses
     on available-for-sale securities.........          --          9,142             --       9,142
                                                  --------       --------       --------    --------
Balance, December 31, 1999....................      45,905        365,789         18,498     430,192
  Acquisition costs deferred..................      15,882         95,062          2,983     113,927
  Acquisition costs amortized.................     (14,216)       (32,347)       (21,481)    (68,044)
  Increased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.........          --         (2,314)            --      (2,314)
                                                  --------       --------       --------    --------
Balance, December 31, 2000....................    $ 47,571       $426,190       $     --    $473,761
                                                  ========       ========       ========    ========



Included in total policy acquisition costs amortized in 2000 is $20,829 of acquisition costs resulting from the long-term care reinsurance cession agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See Note 9, "Reinsurance" for more information on the reinsurance transaction.



Included in total policy acquisition costs deferred in 1999 is $35,882 of present value of future profits (PVP) and $1,416 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 9 "Reinsurance" for more information on this reinsurance transaction.



During 2000, 1999 and 1998, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $901, $(224) and $3,357, respectively.



5.  PROPERTY AND EQUIPMENT


A summary of property and equipment at December 31 for each year follows:



                                                                  2000        1999
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      27,019      26,383
Furniture and equipment.....................................      78,630      81,447
                                                                --------    --------
                                                                 107,549     109,730
Less accumulated depreciation...............................     (86,658)    (84,612)
                                                                --------    --------
Net property and equipment..................................    $ 20,891    $ 25,118
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS

6.  ACCIDENT AND HEALTH RESERVES


Activity for the liability for unpaid accident and health claims is summarized as follows:



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
Balance as of January 1, net of reinsurance recoverables....    $1,139,603    $1,061,883    $  988,036
Add: Incurred losses related to:
  Current year..............................................       753,070       824,949       826,009
  Prior years...............................................       (25,859)      (12,800)      (27,973)
                                                                ----------    ----------    ----------
Total incurred losses.......................................       727,211       812,149       798,036
Deduct: Paid losses related to:
  Current year..............................................       428,725       468,404       469,881
  Prior years...............................................       283,782       266,025       254,308
                                                                ----------    ----------    ----------
Total paid losses...........................................       712,507       734,429       724,189
                                                                ----------    ----------    ----------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,154,307    $1,139,603    $1,061,883
                                                                ==========    ==========    ==========



The table above differs from the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.



Excluded from incurred losses presented above related to current year is $22,734 of reserves ceded resulting from the long-term care reinsurance agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See
Note 9 "Reinsurance" for more information on this reinsurance transaction.



In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.



The liability for unpaid accident and health claims includes $1,042,180 and $994,651 of total disability income reserves as of December 31, 2000 and 1999, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.



7.   FEDERAL INCOME TAXES



The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.



Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS

7.   FEDERAL INCOME TAXES (CONTINUED)


The significant components of the Company's deferred tax liabilities and assets as of December 31, 2000 and 1999 are as follows:



                                                                  2000        1999
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 72,599    $ 60,716
  Reserves..................................................      28,244      35,843
  Claims and benefits payable...............................       7,445       7,964
  Accrued liabilities.......................................      10,811       6,973
  Unrealized losses.........................................       5,543      32,500
  Investments...............................................      14,373       4,549
  Other.....................................................       8,301       6,755
                                                                --------    --------
Total deferred tax assets...................................     147,316     155,300
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     107,948      98,539
  Unrealized gains..........................................         747          --
  Fixed assets..............................................       3,143       2,963
  Investments...............................................         237       1,171
  Other.....................................................       1,416         160
                                                                --------    --------
Total deferred tax liabilities..............................     113,491     102,833
                                                                --------    --------
Net deferred tax asset......................................    $ 33,825    $ 52,467
                                                                ========    ========



The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.



The Company's tax expense (benefit) for the year ended December 31 is shown as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Current.....................................................    $45,706    $10,873    $30,232
Deferred....................................................     (4,151)    29,454        170
                                                                -------    -------    -------
                                                                $41,555    $40,327    $30,402
                                                                =======    =======    =======



Federal income tax payments and refunds resulted in net payments of $54,792, $13,203 and $36,367 in 2000, 1999 and 1998, respectively.



The Company's effective income tax rate varied from the statutory federal income tax rate as follows:



                                                                2000       1999       1998
                                                                ----       ----       ----
Statutory income tax rate...................................    35.0%      35.0%      35.0%
Other, net..................................................    (3.0)      (2.4)      (2.1)
                                                                ----       ----       ----
                                                                32.0%      32.6%      32.9%
                                                                ====       ====       ====

NOTES TO FINANCIAL STATEMENTS

8. ASSETS HELD IN SEPARATE ACCOUNTS


Separate account assets at December 31 were as follows:



                                                                 2000         1999
                                                              ----------   ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................  $5,159,275   $5,082,341
Assets of the separate accounts owned by the Company, at
  fair value................................................      24,808       37,811
                                                              ----------   ----------
                                                              $5,184,083   $5,120,152
                                                              ==========   ==========



9.   REINSURANCE


In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10 net monthly benefit to a $2 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,884, $6,580 and $5,601 of premium from First Fortis in 2000, 1999 and 1998, respectively. The Company has assumed $14,366 and $11,047 of reserves in 2000 and 1999, respectively, from First Fortis.



In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806 of reserves and received approximately $654,924 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882 ceding commission was capitalized as an acquisition cost (as described in Note 4). The Company has assumed premium from UFL of $63,069 in 2000 and $31,523 during the period October 1, 1999 to December 31, 1999. The Company has assumed $679,969 and $690,806 of reserves in 2000 and 1999, respectively, from UFL.



In the first quarter of 2000, the Company entered into a reinsurance agreement with John Hancock Life Insurance Company (John Hancock) for the sale of the Long-Term Care (LTC) line of business. The sale of the LTC line of business was effective March 1, 2000. The Company recorded a gain on this transaction of $19,019. The gain has been deferred and is being amortized as the level of direct inforce LTC policies decreases over future years, not to exceed 30 years. The amount of gain amortized in 2000 was $3,100. The Company ceded $41,309 of premiums and $32,222 of reserves to John Hancock in 2000.



The maximum amount that the Company retains on any one life is $1,000 of life insurance including accidental death. Amounts in excess of $1,000 are reinsured with other life insurance companies on a yearly renewable term basis.



Ceded reinsurance premiums for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 7,413    $ 6,246    $ 6,983
Accident and health insurance...............................     48,403     17,803     13,862
                                                                -------    -------    -------
                                                                $55,816    $24,049    $20,845
                                                                =======    =======    =======



Recoveries under reinsurance contracts for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 2,877    $   478    $ 4,549
Accident and health insurance...............................      8,525     13,669      9,465
                                                                -------    -------    -------
                                                                $11,402    $14,147    $14,014
                                                                =======    =======    =======

NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE (CONTINUED)


Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.



10.  DIVIDEND RESTRICTIONS


Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company will have $42,895 free from such restrictions during 2001. Distributions in excess of this amount would require regulatory approval. In 2000, the Company declared dividends of $149,286, of which $100,000 was extraordinary. Approval was sought and received from the Minnesota Department of Commerce for the distribution of the extraordinary dividend. The Company paid $74,286 during 2000; $75,000 will be paid in 2001 and is included in other liabilities.



11.  REGULATORY ACCOUNTING REQUIREMENTS


Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not employ any significant permitted practices.



In 1998, the NAIC adopted codified statutory accounting practices (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001.



The cumulative effect of all changes resulting form the Codification guidance will be recorded as a direct adjustment to statutory surplus on January 1, 2001. The effect of the adoption is expected to increase statutory surplus by a material amount.



Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

NOTES TO FINANCIAL STATEMENTS

11.REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)


Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:



                                                      NET INCOME                    SHAREHOLDER'S EQUITY
                                                 --------------------               ---------------------
                                                   2000        1999       1998        2000         1999
                                                 --------    --------    -------    ---------    --------
Based on statutory accounting practices......    $ 88,911    $  9,387    $14,841    $ 433,955    $497,858
Deferred policy acquisition costs............      66,712      54,049     39,782      473,761     430,192
Investment valuation differences.............         368         953        745      (19,310)   (103,361)
Deferred and uncollected premiums............        (732)     (4,637)       511      (14,399)    (13,188)
Policy reserves..............................     (12,092)    (20,070)    (7,041)    (150,668)   (127,766)
Commissions..................................     (45,485)     79,067         --           --          --
Current income taxes payable.................          22      (8,882)       925       (8,977)     (9,000)
Deferred income taxes........................       4,151     (18,650)      (417)      33,825      52,467
Realized gains on investments................         439           9        356           --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax........................................     (17,873)     (6,163)    22,748           --          --
Amortization of IMR, net of tax..............      (5,396)     (8,565)    (7,128)          --          --
Write-off of investment......................      (3,129)         --         --           --          --
Pension expense..............................      (2,145)     (1,475)        81       (9,985)     (8,235)
Property and equipment.......................          --          --         --        3,261         591
Interest maintenance reserve.................          --          --         --       31,482      55,117
Asset valuation reserve......................          --          --         --       70,955      72,940
Other, net...................................      14,368       8,183     (3,521)     (13,176)      1,937
                                                 --------    --------    -------    ---------    --------
Based on generally accepted accounting
  principles.................................    $ 88,119    $ 83,206    $61,882    $ 830,724    $849,552
                                                 ========    ========    =======    =========    ========



12.TRANSACTIONS WITH AFFILIATED COMPANIES


The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 2000, 1999 and 1998, were $10,094, $11,661 and $13,077, respectively. During 1997,
Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $47,123, $59,390 and $55,910 for years ended December 31, 2000, 1999 and 1998, respectively.



In conjunction with the marketing of its fixed and variable annuity and variable life products, the Company paid $93,107, $79,413 and $72,638 in commissions to its affiliate, Fortis Investors, Inc., for the years ended December 31, 2000, 1999 and 1998, respectively.



Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.



13.FAIR VALUE DISCLOSURES


VALUATION METHODS AND ASSUMPTIONS


The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.



Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for

NOTES TO FINANCIAL STATEMENTS

13.FAIR VALUE DISCLOSURES (CONTINUED)


similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.



The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.



                                                       DECEMBER 31, 2000           DECEMBER 31, 1999
                                                    ------------------------    ------------------------
                                                     CARRYING        FAIR        CARRYING        FAIR
                                                      AMOUNT        VALUE         AMOUNT        VALUE
                                                    ----------    ----------    ----------    ----------
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities.........................    $2,530,480    $2,530,480    $2,706,372    $2,706,372
       Equity securities........................        87,912        87,912        85,021        85,021
  Mortgage loans on real estate.................       810,616       844,319       754,514       741,397
  Policy loans..................................       102,308       102,308        83,439        83,439
  Short -- term investments.....................       152,736       152,736       115,527       115,527
  Assets held in separate accounts..............     5,184,083     5,184,083     5,120,152     5,120,152
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal)..................       585,905       571,834       789,002       763,861
  Liabilities related to separate accounts......     5,159,275     5,159,275     5,082,341     5,082,341



14.COMMITMENTS AND CONTINGENCIES


The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.



15. RETIREMENT AND OTHER EMPLOYEE BENEFITS


The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,097, $2,225 and $1,627 for 2000, 1999 and 1998, respectively.



The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $4,573, $3,711 and $3,610 for 2000, 1999 and 1998, respectively.



In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies

NOTES TO FINANCIAL STATEMENTS

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS (CONTINUED)


for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.



There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 2000, 1999 and 1998. The Company made contributions to the postretirement benefit plans of approximately $0, $19 and $(5) in 2000, 1999 and 1998, respectively, as claims were incurred.



16. EVENTS SUBSEQUENT


On January 25, 2001, Fortis agreed to sell (the "Sale") its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the "Insurance Contracts") written by the Company. Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company, an indirect wholly owned subsidiary of The Hartford, will reinsure the Insurance Contracts on a 100% coinsurance basis and perform administration of such Insurance Contracts. In addition, Hartford Life and Accident Insurance Company, another indirect wholly owned subsidiary of The Hartford, will purchase all of the outstanding stock of Fortis Advisers, Inc., which is the investment adviser for the Fund. Thus, upon completion of the Sale, Hartford Life and Accident Insurance Company will own and control Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc., which is the principal distributor of the Fund.



Closing of the Sale is subject to various regulatory and other approvals. Following the Sale, the Fund expects to enter into new investment advisory, subadvisory and distribution agreements with affiliates of The Hartford. Such new agreements will require approvals subsequent to the closing of the Sale by the Fund's board of directors and shareholders and by Insurance Contract holders to the extent required by law.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA FINANCIAL INFORMATION



The following unaudited pro forma financial information of Fortis Benefits Insurance Company is being presented in connection with the Company's Sale of its Fortis Financial Group Division (FFG) to The Hartford on April 1, 2001.



The accompanying unaudited pro forma financial statements of the Company for the period ended December 31, 2000 present the financial position and results for the Company as if the Sale and certain transactions and adjustments related to the Sale had occurred as of January 1, 2000. The unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the Sale in fact occurred as of the date indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



The unaudited pro forma financial information is provided for informational purposes only. The Company's financial statements will reflect the actual effects of the Sale in the 10-Q filing for the period ending June 30, 2001. Although the actual Sale results will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                           DEC. 31, 2000
                                                           ANNUAL REPORT       FFG        PRO FORMA
                                                           -------------    ---------    -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)...........     $2,530,480      $(158,752)   $ 2,371,728
  Equity securities, at fair value (cost
     2000 -- $91,164; -- 1999 -- $81,554)..............         87,912             --         87,912
  Mortgage loans on real estate, less allowance for
     possible losses (2000 and 1999 -- $11,085)........        810,616        (93,115)       717,501
  Policy loans.........................................        102,308       (102,192)           116
  Short-term investments...............................        152,736             --        152,736
  Real estate and other investments....................         41,712             --         41,712
                                                            ----------      ---------    -----------
                                                             3,725,764       (354,059)     3,371,705
Cash and cash equivalents..............................         13,209         19,299         32,508
                                                                                                  --
                                                                                                  --
Receivables:
  Uncollected premiums.................................         66,505           (260)        66,245
  Reinsurance recoverable on unpaid and paid losses....         64,182      1,077,253      1,141,435
  Other................................................         48,083         (5,934)        42,149
                                                            ----------      ---------    -----------
                                                               178,770      1,071,059      1,249,829
Accrued investment income..............................         52,556         (4,839)        47,717
Deferred policy acquisition costs......................        473,761       (433,192)        40,569
Property and equipment at cost, less accumulated
  depreciation.........................................         20,891        (18,138)         2,753
Federal income tax recoverable.........................          7,248           (528)         6,720
Deferred federal income taxes..........................         33,825        154,050        187,875
Other assets...........................................          1,677             --          1,677
Assets held in separate accounts.......................      5,184,083             --      5,184,083
                                                            ----------      ---------    -----------
     Total assets......................................     $9,691,784      $ 433,652    $10,125,436
                                                            ==========      =========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT      FFG        PRO FORMA
                                                            -------------    --------    -----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance............     $1,170,612      $     --    $ 1,170,612
     Interest sensitive and investment products.........        970,591            --        970,591
     Accident and health................................      1,007,328            --      1,007,328
                                                             ----------      --------    -----------
                                                              3,148,531            --      3,148,531
  Unearned revenues.....................................         33,614          (243)        33,371
  Other policy claims and benefits payable..............        240,677        (7,941)       232,736
  Policyholder dividends payable........................          7,438        (7,438)            --
                                                             ----------      --------    -----------
                                                              3,430,260       (15,622)     3,414,638
  Accrued expenses......................................         69,476        (1,061)        68,415
  Current income taxes payable..........................             --       161,290        161,290
  Other liabilities.....................................        181,633          (787)       180,846
  Due to affiliates.....................................          4,497            --          4,497
  Deferred gain on LTC & FFG sale.......................         15,919       256,308        272,227
  Liabilities related to separate accounts..............      5,159,275        24,808      5,184,083
                                                             ----------      --------    -----------
     Total policy reserves and liabilities..............      8,861,060       424,936      9,285,996
                                                             ----------      --------    -----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000....................          5,000            --          5,000
  Additional paid-in capital............................        468,000            --        468,000
  Retained earnings.....................................        366,644         8,716        375,360
  Accumulated other comprehensive loss..................         (8,920)           --         (8,920)
                                                             ----------      --------    -----------
     Total shareholder's equity.........................        830,724         8,716        839,440
                                                             ----------      --------    -----------
     Total policy reserves and liabilities and
       shareholder's equity.............................     $9,691,784      $433,652    $10,125,436
                                                             ==========      ========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA STATEMENT OF INCOME


(IN THOUSANDS)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT       FFG       PRO FORMA
                                                            -------------    ---------    ----------
Insurance operations:
Traditional life insurance premiums.....................     $  428,641        (10,267)   $  418,374
Interest sensitive and investment product policy
  charges...............................................        159,728       (157,408)        2,320
Accident and health insurance premiums..................        952,015             --       952,015
                                                             ----------      ---------    ----------
                                                              1,540,384       (167,675)    1,372,709
Net investment income...................................        279,572        (54,622)      224,950
Net realized (losses) gains on investments..............        (17,039)         3,662       (13,377)
Other income............................................         12,687         17,733        30,420
                                                             ----------      ---------    ----------
  Total revenues........................................      1,815,604       (200,902)    1,614,702
Benefits to policy holders:
  Traditional life insurance............................        335,022        (10,621)      324,401
  Interest sensitive investment products................         89,062        (83,105)        5,957
  Accident and health claims............................        749,945              0       749,945
                                                             ----------      ---------    ----------
                                                              1,174,029        (93,726)    1,080,303
Policy holder dividends.................................          2,685         (2,685)            0
Amortization of deferred policy acquisition costs.......         47,215        (36,055)       11,160
Insurance commissions...................................        128,267         (6,566)      121,701
General and administrative expenses.....................        333,734        (68,697)      265,037
                                                             ----------      ---------    ----------
  Total benefits and expenses...........................      1,685,930       (207,729)    1,478,201
                                                             ----------      ---------    ----------
Income before federal income taxes......................        129,674          6,827       136,501
Federal income taxes....................................         41,555         (1,889)       39,666
                                                             ----------      ---------    ----------
Net income..............................................     $   88,119      $   8,716    $   96,835
                                                             ==========      =========    ==========

FORTIS BENEFITS INSURANCE COMPANY


NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(IN THOUSANDS)



Adjustments to the balance sheet, including invested assets, receivables, accrued investment income, deferred acquisition costs, reserves, unearned revenues, policy claims and dividends payable and accrued expenses, along with adjustments to the income statement, are related to the Division sold to The Hartford.



Adjustments to cash and cash equivalents and property and equipment represent the sale of certain personal and real property to The Hartford.



Adjustments to deferred federal income taxes and current income taxes payable represent the accrual of federal income tax associated with the Sale.



Deferred gain on the Sale will be amortized to income as the business runs off. For 2000, the pro forma income statement includes pre-tax amortization of $18,000. An effective tax rate of 35% has been applied and is reflected in the provision for federal income tax.



Pro forma investment income includes estimated earnings from approximately $500 million of cash proceeds from the Sale (after applicable tax payment).



Separate accounts business is reinsured under a modified coinsurance agreement with The Hartford.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $234.73
           [(   1 + .07 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $666.42
           [(   1 + .09 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08            60/12
$10,000 X       ----------------                - 1         = $114.94
           [(   1 + .0775 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,885.06
------------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

(FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1997 WITH ENHANCED DEATH BENEFIT
RIDER)

                                                                             EXAMPLE 1    EXAMPLE 2
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY                                ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                             $20,000      $20,000
  b. Contract Value on Date of Death                                          $17,000      $25,000
Death Benefit is larger of a, and b                                           $20,000      $25,000

                                                                EXAMPLE 3    EXAMPLE 4    EXAMPLE 5
DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                $20,000      $20,000      $20,000
  b. Contract Value on 7th Contract Anniversary                  $15,000      $30,000      $30,000
  c. Contract Value on Date of Death                             $17,000      $25,000      $35,000
Death Benefit is larger of a, b, and c                           $20,000      $30,000      $35,000

                                                                EXAMPLE 6    EXAMPLE 7    EXAMPLE 8
DATE OF DEATH IS THE 15TH CONTRACT ANNIVERSARY                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                $20,000      $20,000      $20,000
  b. Contract Value on 14th Contract Anniversary                 $15,000      $40,000      $40,000
  c. Contract Value on Date of Death                             $17,000      $30,000      $50,000
Death Benefit is larger of a, b, and c                           $20,000      $40,000      $50,000

The numbers do not include any Market Value Adjustments which might be applicable to the death benefit amount.

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the Variable Account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                          0.64%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            1.99%
--------------------------------------------------------------------------------


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = 1000.00 X 0.0199 = $19.90



Year 2 Beginning Policy Value = $1030.10


Year 2 Expense = $1030.10 X 0.0199 = $20.50



Year 3 Beginning Policy Value = $1061.11


Year 3 Expense = $1061.11 X 0.0199 = $21.12



So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to: $19.90 + 20.50 + 21.12 = $61.52


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge

0.05 X ($1000.00 - $100.00) = $45.00


So the total expense if surrendered is $61.52 + $45.00 = $106.52

FORTIS

MASTERS+
VARIABLE
ANNUITY

Contracts Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

May 1, 2001

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

99183 (5/01)


FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:           STREET ADDRESS:            PHONE:
P.O. BOX 64272             500 BIELENBERG DRIVE       1-800-800-2000
ST. PAUL, MINNESOTA 55164  WOODBURY, MINNESOTA 55125  EXTENSION 3057

This prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a variable account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate.

Under the variable return accumulation option, you can choose among one or more of the following investment portfolios (those portfolios which have a non-Fortis subadvisor includes the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                           MFS -- Capital Opportunities Series
U.S. Government Securities Series             Growth & Income Series
Diversified Income Series                     Dreyfus -- S&P 500 Index Series
AIM -- Multisector Bond Series                T. Rowe Price -- Blue Chip Stock Series
High Yield Series                             AIM -- Blue Chip Stock Series II
T. Rowe Price -- International Stock Series   Alliance -- Large Cap Growth Series
II                                            MFS -- Investors Growth Series
Lazard Freres -- International Stock Series   Dreyfus -- Mid Cap Stock Series
Global Growth Series                          Growth Stock Series
MFS -- Global Equity Series                   Berger -- Small Cap Value Series
Asset Allocation Series                       Aggressive Growth Series
Federated -- American Leaders Series
Value Series


The accompanying prospectuses for these investment portfolios describe the investment objectives, policies and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2001, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 25 of this prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - Fortis Benefits......................................     10
The Variable Account........................................     10
The Portfolios..............................................     10
The Fixed Account...........................................     11
     - Guaranteed Interest Rates/Guarantee Periods..........     11
     - Market Value Adjustment..............................     11
     - Investments by Fortis Benefits.......................     12
Accumulation Period.........................................     13
     - Issuance of a Contract and Purchase Payments.........     13
     - Contract Value.......................................     13
     - Allocation of Purchase Payments and Contract Value...     14
     - Total and Partial Surrenders.........................     14
     - Telephone Transactions...............................     15
     - Benefit Payable on Death of Contract Owner (or
      Annuitant)............................................     15
The Annuity Period..........................................     16
     - Annuity Commencement Date............................     16
     - Commencement of Annuity Payments.....................     16
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     16
     - Annuity Options......................................     17
     - Death of Annuitant or Other Payee....................     17
Charges and Deductions......................................     17
     - Premium Taxes........................................     17
     - Charges Against the Variable Account.................     17
     - Tax Charge...........................................     18
     - Surrender Charge.....................................     18
     - Nursing Care/Hospitalization Waiver of Surrender
      Charge................................................     18
     - Disability Waiver of Surrender Charges...............     18
     - Miscellaneous........................................     19
     - Reduction of Charges.................................     19
General Provisions..........................................     19
     - The Contracts........................................     19
     - Postponement of Payment..............................     19
     - Misstatement of Age or Sex and Other Errors..........     19
     - Assignment...........................................     19
     - Beneficiary..........................................     19
     - Reports..............................................     20
Rights Reserved by Fortis Benefits..........................     20
Distribution................................................     20
Federal Tax Matters.........................................     20
Further Information About Fortis Benefits...................     22
     - General..............................................     22
     - Ownership of Securities..............................     22
     - Selected Financial Data..............................     23
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     23
Voting Privileges...........................................     24
Other Information...........................................     25
Contents of Statement of Additional Information.............     25
Fortis Benefits Financial Statements........................     25
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation Of Expense Calculations.............    C-1
Appendix D--Pro Rata Adjustments............................    D-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate the owners' interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract. The Annuitant is the person named in the application for the contract. If such person dies before the annuity commencement date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the Annuitant who is named in the application, the owner, if he or she is a natural person, shall become the Annuitant.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Account   The segregated asset account referred to as Variable Account
                   D of Fortis Benefits Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................        0%
     Maximum Surrender Charge for Sales Expenses.................        7%  (1)

    NUMBER OF YEARS SINCE                 SURRENDER CHARGE AS A
PURCHASE PAYMENT WAS CREDITED         PERCENTAGE OF PURCHASE PAYMENT
-----------------------------         ------------------------------
         Less than 2                                7%
 At least 2 but less than 4                         6%
 At least 4 but less than 5                         5%
 At least 5 but less than 6                         3%
 At least 6 but less than 7                         1%
          7 or more                                 0%

     Other Surrender Fees........................................        0%
     Exchange Fee................................................        0%
ANNUAL CONTRACT ADMINISTRATION CHARGE............................       $0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25%
     Variable Account Administrative Charge......................      .10%
     Total Variable Account Annual Expenses......................     1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period other than the one year guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment."

PORTFOLIO ANNUAL EXPENSES(a)

                                     U.S.                      MULTI
                         MONEY    GOVERNMENT   DIVERSIFIED     SECTOR      HIGH    INTERNATIONAL     ASSET       AMERICAN
                         MARKET   SECURITIES     INCOME         BOND      YIELD        STOCK       ALLOCATION    LEADERS     VALUE
                         SERIES     SERIES       SERIES        SERIES     SERIES     SERIES II       SERIES       SERIES     SERIES
                         ------   ----------   -----------   ----------   ------   -------------   ----------   ----------   ------
Investment and
  Management Fee.......   0.30%      0.47%        0.48%         0.75%      0.50%       0.90%          0.47%        0.90%      0.70%
Other Expenses.........   0.06%      0.05%        0.05%         0.19%      0.06%       0.16%          0.04%        0.35%      0.06%
Total Fortis Series
  Operating Expenses...   0.36%      0.52%        0.53%         0.94%      0.56%       1.06%          0.51%        1.25%      0.76%

                                          GROWTH
                            CAPITAL         &       S&P 500
                         OPPORTUNITIES    INCOME     INDEX
                            SERIES        SERIES    SERIES
                         -------------   --------   -------
Investment and
  Management Fee.......      0.90%         0.63%     0.40%
Other Expenses.........      0.41%         0.04%     0.05%
Total Fortis Series
  Operating Expenses...      1.31%         0.67%     0.45%


                                          BLUE                                     MID     SMALL                          LARGE
                                          CHIP      BLUE CHIP                      CAP      CAP     GLOBAL     GLOBAL      CAP
                                         STOCK        STOCK       INTERNATIONAL   STOCK    VALUE    GROWTH     EQUITY     GROWTH
                                         SERIES     SERIES II     STOCK SERIES    SERIES   SERIES   SERIES     SERIES     SERIES
                                         ------   -------------   -------------   ------   ------   ------   ----------   ------
Investment and Management Fee..........   0.87%       0.95%           0.83%        0.90%    0.90%    0.70%      1.00%      0.90%
Other Expenses.........................   0.05%       0.43%           0.10%        0.15%    0.13%    0.05%      0.43%      0.06%
Total Fortis Series Operating
  Expenses.............................   0.92%       1.38%           0.93%        1.05%    1.03%    0.75%      1.43%      0.96%


                                         INVESTORS    GROWTH   AGGRESSIVE
                                           GROWTH     STOCK      GROWTH
                                           SERIES     SERIES     SERIES
                                         ----------   ------   ----------
Investment and Management Fee..........     0.90%      0.61%      0.62%
Other Expenses.........................     0.49%      0.03%      0.04%
Total Fortis Series Operating
  Expenses.............................     1.39%      0.64%      0.66%


------------------------------

(a) As a percentage of portfolio average net assets based on 1999 historical data. The figures set forth above were annualized numbers for the following portfolios and the total operating expense ratio for them would have been as follows had there not been a waiver and reimbursement of expense arrangement in effect: American Leaders Series--1.50%; Blue Chip Series II--1.50%; Capital Opportunities Series--1.38%; Global Equity Series--1.86%; Investors Growth Series--1.53%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $107       $136        $199
US Government Securities....................................      82        112        145         216
Diversified Income..........................................      82        112        145         217
Multisector Bond............................................      86        125        166         259
High Yield..................................................      82        113        147         220
International Stock Series II...............................      87        128        172         271
Asset Allocation............................................      82        112        144         215
American Leaders............................................      89        134        181         290
Value.......................................................      84        119        157         241
Capital Opportunities.......................................      90        136        184         296
Growth & Income.............................................      83        116        152         231
S&P 500 Index...............................................      81        110        141         208
Blue Chip Stock.............................................      86        124        165         257
Blue Chip Stock II..........................................      90        138        188         303
International Stock.........................................      86        124        165         258
MidCap Stock Series.........................................      87        128        171         270
Small Cap Value Series......................................      87        127        170         268
Global Growth...............................................      84        119        156         240
Global Equity...............................................      91        139        190         307
Large Cap Growth Series.....................................      86        125        167         261
Investors Growth Series.....................................      90        138        188         304
Growth Stock................................................      83        116        151         228
Aggressive Growth...........................................      83        116        152         230


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $199
US Government Securities....................................      19         58        100         216
Diversified Income..........................................      19         58        100         217
Multisector Bond............................................      23         71        121         259
High Yield..................................................      19         59        102         220
International Stock Series II...............................      24         74        127         271
Asset Allocation............................................      19         58         99         215
American Leaders............................................      26         80        136         290
Value.......................................................      21         65        112         241
Capital Opportunities.......................................      27         82        139         296
Growth & Income.............................................      20         62        107         231
S&P 500 Index...............................................      18         56         96         208
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         84        143         303
International Stock.........................................      23         70        120         258
MidCap Stock Series.........................................      24         74        126         270
Small Cap Value Series......................................      24         73        125         268
Global Growth...............................................      21         65        111         240
Global Equity...............................................      28         85        145         307
Large Cap Growth Series.....................................      23         71        122         261
Investors Growth Series.....................................      27         84        143         304
Growth Stock................................................      20         62        106         228
Aggressive Growth...........................................      20         62        107         230


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the portfolios. We will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for the portfolios, which accompanies this prospectus, and the portfolios' Statement of Additional Information which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period other than the one-year guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you. There is no Market Value Adjustment for transfers or surrenders from the one-year guarantee period of the fixed account.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATE OF PENNSYLVANIA.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of (1) the annuity commencement date, or
(2) if the owner is a non-natural person the Annuitant's death. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or to other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the owner, or the Annuitant if the owner is a non-natural person, prior to the annuity commencement date, a death benefit is payable to the beneficiary. See "Benefit Payable on Death of Contract Owner (or Annuitant)."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates will be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota, 55164: 1-800-800-2000, extension 3057. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (extension 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 2000.


                                     MONEY       U.S. GOV'T    DIVERSIFIED     GLOBAL       HIGH     INTERNATIONAL      ASSET
                                    MARKET       SECURITIES      INCOME         BOND       YIELD       STOCK II      ALLOCATION
                                    ------       ----------    -----------     ------      -----     -------------   ----------
December 31, 2000
  Accumulation Units in
    Force......................     39,594,550     5,977,686     37,519,171   1,388,496   3,777,913      2,403,196    144,888,821
  Accumulation Unit Value......         $1.662       $19.655         $2.118     $12,436     $11.814        $14.633         $3.877
December 31, 1999
  Accumulation Units in
    Force......................     59,567,286     6,961,590     46,271,405   1,402,949   4,713,245    152,820,325      3,230,112
  Accumulation Unit Values.....         $1,587       $17,823         $1,998     $12,092     $12,799         $3,923        $16,150
December 31, 1998
  Accumulation Units in
    Force......................     39,532,433     7,577,700     51,323,231   1,236,211   4,984,906      3,315,158    160,803,266
  Accumulation Unit Values.....         $1.532       $18.421         $2.059     $13.254     $12.823        $16.313         $3.326
December 31, 1997
  Accumulation Units in
    Force......................     31,491,629     7,743,923     49,942,498   1,123,401   4,194,544      2,918,483    156,035,843
  Accumulation Unit Values.....      $1.474617    $17.149938      $1.963344  $11.837281  $12.917282     $14.433538      $2.809839
December 31, 1996
  Accumulation Units in
    Force......................     36,220,947     9,635,092     55,653,680   1,088,043   3,337,604      2,330,884    154,525,474
  Accumulation Unit Values.....         $1.418       $15.935         $1.801     $11.961     $11.928        $12.884         $2.368
January 1, 1996*
  Accumulation Unit Values.....             --            --             --          --          --             --             --
December 31, 1995
  Accumulation Units in
    Force......................     26,915,975    10,989,914     59,213,865     574,142   2,321,419      1,117,596    148,700,081
  Accumulation Unit Value......         $1.367       $15.805         $1.753     $11.743     $10.941        $11.590         $2.134
January 2, 1995*
  Accumulation Unit Value......             --            --             --     $10.000          --        $10.000             --
December 31, 1994
  Accumulation Units in
    Force......................     30,697,754    12,271,738     62,744,615          --   1,216,957             --    137,642,102
  Accumulation Unit Value......         $1.311       $13.483         $1.515          --          --         $9.834         $1.773
May 1, 1994*
  Accumulation Unit Value......             --            --             --          --          --       $10.0000             --
December 31, 1993
  Accumulation Units in
    Force......................     21,315,022    15,601,818     56,005,709          --          --             --    106,834,367
  Accumulation Unit Value......         $1.278       $14.609         $1.621          --          --             --         $1.797
December 31, 1992
  Accumulation Units in
    Force......................     20,674,556     9,505,984     19,353,521          --          --             --     49,688,937
  Accumulation Unit Value......         $1.261       $13.529         $1.457          --          --             --         $1.664
May 1, 1992*
  Accumulation Unit Value......             --            --             --          --          --             --             --
December 31, 1991
  Accumulation Units in
    Force......................   7,235,168.03  3,595,759.23   6,056,976.03          --          --             --  17,772,322.83
  Accumulation Unit Value......         $1.237       $12.921         $1.379          --          --             --         $1.577
December 31, 1990
  Accumulation Units in
    Force......................   5,632,146.27    747,992.12   2,352,517.74          --          --             --   8,249,373.75
  Accumulation Unit Value......         $1.183       $11.450         $1.219          --          --             --         $1.252

                                 AMERICAN                 CAPITAL      GROWTH &
                                 LEADERS     VALUE     OPPORTUNITIES    INCOME
                                 --------    -----     -------------   --------
December 31, 2000
  Accumulation Units in
    Force......................   180,486   4,407,086        763,073   9,221,342
  Accumulation Unit Value......   $10.392     $18.559         $8.754     $24.661
December 31, 1999
  Accumulation Units in
    Force......................        --   4,744,081             --  10,994,926
  Accumulation Unit Values.....        --     $15,875             --     $23,775
December 31, 1998
  Accumulation Units in
    Force......................        --   4,869,102             --  12,171,938
  Accumulation Unit Values.....        --     $14.768             --     $21.767
December 31, 1997
  Accumulation Units in
    Force......................        --   3,402,217             --  11,003,248
  Accumulation Unit Values.....        --  $13.651572             --  $19.487584
December 31, 1996
  Accumulation Units in
    Force......................        --   1,071,648             --   7,892,683
  Accumulation Unit Values.....        --     $11.048             --     $15.468
January 1, 1996*
  Accumulation Unit Values.....        --     $10.000             --
December 31, 1995
  Accumulation Units in
    Force......................        --                         --   4,204,164
  Accumulation Unit Value......        --                         --     $12.904
January 2, 1995*
  Accumulation Unit Value......        --                         --          --
December 31, 1994
  Accumulation Units in
    Force......................        --                         --   1,489,517
  Accumulation Unit Value......        --                         --     $10.083
May 1, 1994*
  Accumulation Unit Value......        --                         --    $10.0000
December 31, 1993
  Accumulation Units in
    Force......................        --                         --          --
  Accumulation Unit Value......        --                         --          --
December 31, 1992
  Accumulation Units in
    Force......................        --                         --          --
  Accumulation Unit Value......        --                         --          --
May 1, 1992*
  Accumulation Unit Value......        --                         --          --
December 31, 1991
  Accumulation Units in
    Force......................        --                         --          --
  Accumulation Unit Value......        --                         --          --
December 31, 1990
  Accumulation Units in
    Force......................        --                         --          --
  Accumulation Unit Value......        --                         --          --


-------------------------------
* Accumulation Unit value at date of initial registration statement effectiveness

                                                            BLUE    INTERNATIONAL    GLOBAL    GLOBAL      GROWTH      AGGRESSIVE
                                    S&P 500    BLUE CHIP   CHIP II      STOCK        GROWTH    EQUITY       STOCK        GROWTH
                                    -------    ---------   -------  -------------    ------    ------      ------      ----------
December 31, 2000
  Accumulation Units in Force....  14,152,174  10,307,005  834,628      5,688,753   9,791,503  280,353    111,543,696    8,239,797
  Accumulation Unit Value........     $19.808     $20,758   $8.728        $17.572     $27.039   $9.264         $6.079      $27.382
December 31, 1999
  Accumulation Units in Force....  14,134,177   9,671,527       --      9,640,858  114,976,011      --      5,344,248    6,379,981
  Accumulation Unit Values.......     $22,189     $21,571       --        $33,343      $5,925       --        $19,711      $32,680
December 31, 1998
  Accumulation Units in Force....  10,440,486   7,548,794       --      4,751,940  11,744,865       --    136,042,148    6,165,803
  Accumulation Unit Values.......     $18.689     $18.238       --        $16.113     $21.433       --         $3.870      $15.829
December 31, 1997
  Accumulation Units in Force....   5,491,818   4,149,587       --      4,239,821  13,725,612       --    156,975,866    6,551,677
  Accumulation Unit Values.......  $14.786540  $14.429421       --     $14.021796  $19.507894       --      $3.296005   $13.241215
December 31, 1996
  Accumulation Units in Force....   1,259,758     915,358       --      3,137,348  13,713,860       --    169,095,500    5,706,895
  Accumulation Unit Values.......     $11.326     $11.520       --        $12.690     $18.510       --         $2.971      $13.232
January 1, 1996*
  Accumulation Unit Values.......     $10.000     $10.000       --             --          --       --             --           --
December 31, 1995
  Accumulation Units in Force....                               --      1,157,064  10,769,830       --    160,247,280    3,033,587
  Accumulation Unit Value........                               --        $11.271     $15.754       --         $2.587      $12.461
January 2, 1995*
  Accumulation Unit Value........                               --        $10.000          --       --             --           --
December 31, 1994
  Accumulation Units in Force....                               --             --  10,055,959       --    148,657,108    1,115,647
  Accumulation Unit Value........                               --             --     $12.236       --         $2.054       $9.723
May 1, 1994*
  Accumulation Unit Value........                               --             --          --       --             --     $10.0000
December 31, 1993
  Accumulation Units in Force....                               --             --   5,108,957       --    118,720,649           --
  Accumulation Unit Value........                               --             --     $12.784       --         $2.142           --
December 31, 1992
  Accumulation Units in Force....                               --             --     698,720       --     79,582,321           --
  Accumulation Unit Value........                               --             --     $10.988       --         $1.996           --
May 1, 1992*
  Accumulation Unit Value........                               --             --     10.0000       --             --           --
December 31, 1991
  Accumulation Units in Force....                               --             --          --       --  42,946,178.33           --
  Accumulation Unit Value........                               --             --          --       --         $1.965           --
December 31, 1990
  Accumulation Units in Force....                               --             --          --       --  14,690,313.64           --
  Accumulation Unit Value........                               --             --          --       --         $1.298           --

                                    MID CAP   LARGE CAP  INVESTORS  SMALL CAP
                                    GROWTH     GROWTH     GROWTH      VALUE
                                    -------   ---------  ---------  ---------
December 31, 2000
  Accumulation Units in Force....  2,297,535  5,763,035    508,808  3,045,179
  Accumulation Unit Value........    $11.303    $11.946     $8.905    $13.357
December 31, 1999
  Accumulation Units in Force....  1,441,402  3,962,830         --  2,496,974
  Accumulation Unit Values.......    $10,538    $14,754         --    $10,659
December 31, 1998
  Accumulation Units in Force....    765,338    842,995         --  1,098,102
  Accumulation Unit Values.......     $9.625    $11.755         --     $9.367
December 31, 1997
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Values.......         --         --         --         --
December 31, 1996
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Values.......         --         --         --         --
January 1, 1996*
  Accumulation Unit Values.......         --         --         --         --
December 31, 1995
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Value........         --         --         --         --
January 2, 1995*
  Accumulation Unit Value........         --         --         --         --
December 31, 1994
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Value........         --         --         --         --
May 1, 1994*
  Accumulation Unit Value........         --         --         --         --
December 31, 1993
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Value........         --         --         --         --
December 31, 1992
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Value........         --         --         --         --
May 1, 1992*
  Accumulation Unit Value........         --         --         --         --
December 31, 1991
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Value........         --         --         --         --
December 31, 1990
  Accumulation Units in Force....         --         --         --         --
  Accumulation Unit Value........         --         --         --         --


-------------------------------
* Accumulation Unit value at date of initial registration statement effectiveness

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements."


FORTIS BENEFITS



Fortis Benefits Insurance Company is the issuer of the contracts. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.



Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.


All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.


Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group. Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the available investment portfolios) and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.


THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in one of the portfolios listed on the first page of the prospectus, each of which represents a separate investment portfolio. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses, from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

THE PORTFOLIOS

You may choose from among a number of different portfolios. Each portfolio is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuity products. These variable life insurance and variable annuity products are issued by Fortis Benefits and by other life insurance companies. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio. We offer more detailed information for each investment portfolio. This information includes the investment policies, investment restrictions, charges, and risks attendant to investing in each portfolio. This information also includes other aspects of each portfolio's operations. You may find this information in the current prospectus for each portfolio. These portfolio prospectuses must accompany this prospectus, and you should read them in conjunction with it. You may obtain a copy of each prospectus from us, free of charge, by calling 1-800-800-2000, ext. 3057, or by writing P.O. Box 64272, St. Paul, Minnesota 55164.

As noted, the investment portfolios may be available to registered separate accounts of other participating insurance companies. These portfolios may also be available to the Variable Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the portfolios. For example, a conflict may occur due to (1) a change in law affecting the operations of variable life and variable annuity separate accounts, (2) differences in the voting instructions of the contract owners and those of other companies, or (3) some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect the contract owners and variable annuity payees.

Fortis Benefits purchases and redeems portfolios' shares for the Variable Account at their net asset value without any sales or redemption charges. We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the new asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any such dividends and distributions.

The portfolios available for investment by the Variable Account are listed on the cover page of this prospectus.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 75 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by Fortis Benefits". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES WE DECLARE. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATE OF PENNSYLVANIA.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/2% (1/4% for contracts issued in the state of Florida), the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/2% (1/4% for contracts issued in the state of Florida), the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (before deduction of any applicable surrender charge) by the following factor:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under four exceptions. We describe these exceptions below.

(1) We will not apply a Market Value Adjustment to fixed account value that we pay out as a death benefit pursuant to a contract.

(2) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from the one-year guarantee period.

(3) We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

     and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

(4) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis Benefits program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal Fortis Benefits program for the withdrawal or transfer of fixed account value. Ask your Fortis Benefits representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis Benefits representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FORTIS BENEFITS

Fortis Benefits' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of Fortis Benefits, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,


     - real estate mortgages, and mortgage backed securities,


     - real estate, and


     - certain other investments, including various derivative investments.


See "Fortis Benefits' Financial Statements" for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

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


As stated above under the caption "Fortis Benefits" in the "Summary of Contract Features" section of this prospectus, the contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the reserve liabilities of Fortis Benefits associated with the fixed accounts under the contracts are held by Fortis Benefits; however, these assets are managed by Hartford Investment Management Company, an affiliate of Hartford Life and Annuity Insurance Company. Hartford Investment Management Company generally invests those assets as described above for the contract fixed account related investments of Fortis Benefits.


ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all Fortis Benefits annuities having the same owner or Annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we consider such cancellation a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by Fortis Benefits. Therefore, we bear the investment risk with respect to amounts allocated to the

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

fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to Fortis Benefits' home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer. However, transfers from a guarantee period, other than the one-year guarantee period, that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal Fortis Benefits program for the transfer of fixed account value may be subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.


However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. You may not make a transfer into the one year guarantee period fixed account within six months of a transfer out of the one year guarantee period fixed account. We reserve the right to additionally restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.


Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS


Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the contract owner (or Annuitant if the contract owner is not a natural person) to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:


     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.


Partial Surrenders. At any time during the life of the contract owner (or Annuitant if the contract owner is not a natural person) and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.


You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender

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

from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period other than the one-year guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is (1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER (OR ANNUITANT)

If the owner dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If the contract owner is a non-natural person, we will pay a death benefit upon the death of the Annuitant prior to the annuity commencement date. In such case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

The term "decedent" in the death benefit description below refers to the death of the contract owner unless the contract owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the contract owner. If the contract owner is a non-natural person, the relevant age will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any contract fee-related surrenders.

The death benefit will equal the greatest of (1), (2), or (3):

(1) The contract value as of the date used for valuing the death benefit.

(2) The highest Anniversary Value of each of the contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the owner's attainment of age 75.

     An Anniversary Value is equal to:

     (a) the contract value on the anniversary, plus

     (b) any purchase payments made since the anniversary, reduced by

     (c) pro rata adjustments for any withdrawals made since the anniversary.

(3) If the decedent dies prior to the date the owner reaches age 75, the amount of the death benefit is the lesser of (a) and (b), as follows:

     (a) the sum of:

       (i) the accumulation (without interest) of purchase payments, reduced by pro rata adjustments for any withdrawals; plus

       (ii) an amount equal to interest on such net accumulation value, as it is adjusted for each applicable purchase payment and pro rata adjustment, at an effective annual rate of 5.0%;

     or

     (b) 200% of (a)(i).

    The resulting amount (the lesser of (a) and (b)) will be referred to as the "Roll-Up Amount."

    If the decedent dies on or after the date the owner reaches age 75, the amount of the death benefit is equal to:

     (a) the "Roll-Up Amount" as of the date the owner reached age 75; plus

     (b) the accumulation (without interest) of purchase payments made on or after the date the owner reached age 75; reduced by

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

     (c) pro rata adjustments for any withdrawals made on or after the date the owner reached age 75.

We describe the pro rata adjustments referred to above more fully in Appendix D at the end of this prospectus.

See also Appendix A for sample death benefit calculations.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 3% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 3% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.


The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of a contract owner (or Annuitant if the owner is not a natural person) prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.


The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.


We or the reinsurer of the contracts bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we or the reinsurer of the contracts profit if the amount deducted proves more than sufficient.


Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1991. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS APPLIED       PURCHASE PAYMENT
   -------------------      ------------------
       Less than 2                  7%
At least 2 but less than 4          6%
At least 4 but less than 5          5%
At least 5 but less than 6          3%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

     - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made, or

     - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract, you should check with your Fortis Benefits representative to determine if this rider is available in your state.

DISABILITY WAIVER OF SURRENDER CHARGES

We will waive surrender charges on total or partial surrenders under the following circumstances:

(1) if you become totally disabled after the contract is issued, or

(2) if the owner is a non-natural person, and the Annuitant becomes totally disabled after the contract is issued.

However, waivers of surrender charges are subject to the following conditions:

(1) We will only waive surrender charges on total or partial surrenders of purchase payments that were made prior to the owner's or the Annuitant's total disability, and

(2) the owner's or the Annuitant's total disability must have begun before the owner or the Annuitant has reached age 64, and

(3) the owner's or the Annuitant's total disability must have been continuous for a period of twelve months or more.

This benefit terminates on the 65th birthday of the owner, or the 65th birthday of the Annuitant if the owner is a non-natural person.

"Total Disability" means:

     - the inability to engage in an occupation for compensation or profit.

"Occupation" has one of two definitions. The applicable definition depends on the length of the disability. "Occupation" is defined as:

(1) the inability to perform the substantial and material duties of the owner's or the Annuitant's regular occupation during the first twelve months of disability, and

(2) any job suited to the owner's or the Annuitant's education, training, or experience after the first twelve months of disability.

We provide this "Disability Waiver of Surrender Charges" by attaching a rider to the contract. This rider has not been approved in all states. You should check with your sales representative to determine if this rider is available in your state.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents, or spouses of any such persons).

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 3% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of an owner, or Annuitant, if the owner is a non-natural person, prior to the annuity commencement date, the beneficiary will be deemed as follows:

     - If there is any surviving owner, the surviving owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving owner, the beneficiary will be the beneficiary designated by the owner.

     - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, then the estate of the last surviving owner will be the beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the Annuity Period), at the last known address of record, any report and communication required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the portfolios, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION


Woodbury Financial Services, Inc. ("Woodbury Financial") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits, and (1) are registered representatives of Woodbury Financial, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.



Woodbury Financial will pay an allowance to its registered representatives and selling brokers in varying amounts. Woodbury Financial does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.



Woodbury Financial may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Woodbury Financial may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.



Fortis Benefits paid a total of $32,874,801, $48,774,402 and $55,661,956 to
Woodbury Financial for annuity contract distribution services during 1998, 1999 and 2000 respectively, $5,389,151 in 1998, $7,643,966 in 1999 and $9,648,917 was
not reallowed to other broker-dealers or exempt firms. In the distribution agreement, Fortis Benefits has agreed to indemnify Woodbury Financial (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.



Fortis Benefits or Woodbury Financial may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and
(6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis Benefits or Woodbury Financial may pay travel expenses that arise from these trips.


See Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.


Woodbury Financial is an indirect subsidiary of The Hartford Financial Services Group, Inc. Woodbury Financial principal business address is the same as that of our home office. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $110,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.


FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons ARE taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you AND your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403 PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

We offer and sell insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small businesses and individuals through a national network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of Fortis Benefits' outstanding shares are owned by Interfinancial, Inc., which is itself wholly owned by Fortis, Inc., both having an address of One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/ VSB 1990 N.V. is 50% owned by Fortis
(NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                    (IN THOUSANDS)                           2000          1999          1998          1997          1996
                    --------------                           ----          ----          ----          ----          ----
INCOME STATEMENT DATA
  Premiums and policy charges                             $1,540,384    $1,445,529    $1,333,258    $1,238,006    $1,295,878
  Net investment income...............................       279,572       238,698       234,043       228,724       206,023
  Net realized gains (losses) on investment...........       (17,039)       25,962        52,404        41,101        25,731
  Other income........................................        12,687        11,610        11,183        36,458        31,725
                                                          ----------    ----------    ----------    ----------    ----------
  TOTAL REVENUES......................................    $1,815,604    $1,721,799    $1,630,888    $1,544,289    $1,559,357
                                                          ==========    ==========    ==========    ==========    ==========
  Total benefits and expenses.........................    $1,686,930    $1,598,266    $1,538,604    $1,442,059    $1,470,066
  Federal Income taxes................................        41,555        40,327        30,402        35,120        31,099
  Net income..........................................        88,119        83,206        61,882        67,110        58,192
BALANCE SHEET DATA
  Total assets........................................    $9,691,784    $9,610,139    $7,578,055    $6,819,484    $5,951,876
  Total liabilities...................................     8,861,060     8,760,587     6,692,587     5,939,378     5,171,203
  Total shareholder's equity..........................       830,724       849,552       885,468       880,106       780,673


MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF
OPERATIONS


2000 COMPARED TO 1999



REVENUES



The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $148 million and $36 million of gross premiums in 2000 and 1999 respectively. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%, 25%, 18%, 8% and 10%, respectively of premium in 2000 and 39%, 32%, 18%, 8% and 3% respectively in 1999. Rate increases in the group medical line resulted in non-renewal of existing business and lower new sales, which account for the decrease in premium from 1999 to 2000. Group medical sales began to recover during 2000.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Investment income increased from $239 million in 1999 to $280 million in 2000 due to the Company's larger invested asset base from the assumed pre-need business. Changes in interest rates during 2000 and 1999 resulted in recognition of realized gains and losses upon sales of securities. The Company had more capital losses from fixed income investments in 2000 as compared to 1999. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment, which resulted in equity gains.



BENEFITS



The total year-to-date policyholder benefit to premium ratio decreased to 79% in 2000 from 80% in 1999. The group disability and dental, group medical, group life and pre-need benefit to premium ratios for the year ended December 31, were 82%, 74%, 67% and 98% respectively in 2000 and 83%, 80%, 70% and 87%
respectively in 1999. The group medical business experienced a lower benefit to premium ratio due to rate increases implemented in 1998 causing an increase in a higher quality base of business in 2000. Group life had improved mortality in 2000. The annuity line experienced lower interest credited due to the continued decline in the size of the fixed account block. The pre-need benefit to premium ratio at the end of 1999 represents one-quarter of business as it was assumed from an affiliated Company during the last quarter of 1999.



EXPENSES



Commission rates have decreased from the levels in 1999. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.



The Company's general and administrative expense to premium ratio increased slightly to 23% in 2000 up from 22% in 1999. Project and system costs as well as new sales efforts are the primary reason for this increase. The Company continues to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.



EVENTS SUBSEQUENT



On January 25, 2001, Fortis, Inc. agreed to sell (the "Sale") its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the "Insurance Contracts") written by Fortis Benefits Insurance Company, First Fortis Life Insurance Company, Fortis Insurance Company, John Alden Life Insurance Company and Houston National Life Insurance Company (the "Companies"). Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Companies, Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company, indirect wholly owned subsidiaries of The Hartford, will reinsure the Insurance Contracts on a 100% coinsurance basis (or a 100% modified coinsurance basis for some of the block) and perform administration of such Insurance Contracts. In addition, Hartford Life and Accident Insurance Company, another indirect wholly owned subsidiary of The Hartford, will purchase all of the outstanding stock of Fortis Advisers, Inc., which is the investment adviser for the Fund. Thus, upon completion of the Sale, Hartford Life and Accident Insurance Company will own and control Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc., which is the principal distributor of the Fund.



The Sale was completed on April 1, 2001. Following the Sale, the Fund entered into new investment advisory, subadvisory and distribution agreements with affiliates of the Hartford. These new agreements will require approval of the Fund's shareholders and by Insurance Contract holders to the extent required by law.


1999 COMPARED TO 1998

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $36 million in gross premium in 1999. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%,32%, 18%, 8% and 3%, respectively of premium in 1999 and 38%, 36%, 19%, 7% and 0% respectively in 1998. The Company had less capital gains from fixed income investments in 1999 as compared to 1998. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment which resulted in equity gains.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS

The total year-to-date policyholder benefit to premium ratio decreased to 80% in 1999 from 83% in 1998. The group disability and dental, group medical, group life, annuity and individual life, and pre-need benefit to premium ratios for the year ended December 31, were 83%, 80%, 70%, 94%, and 87% respectively in 1999 and 83%, 85%, 73%, 108% and 0% respectively in 1998. The group medical business experienced a lower premium to benefit ratio due to rate increases and better management of claims. Group life had improved mortality in 1999. The annuity and individual life business also experienced strong market performance, in addition to lower interest crediting on the Company's interest sensitive and investment products.

EXPENSES

Commission rates have decreased from the levels in 1998. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.

The Company's general and administrative expense to premium ratio decreased slightly to 22% in 1999 down from 23% in 1998. A principal reason for this expense reduction is the combining of three group medical cost centers into one. The Company continued to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.


MARKET RISK AND RISK MANAGEMENT


Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

LIQUIDITY AND CAPITAL RESOURCES

The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.


The Company's fixed maturity investments consisted of XX% investment grade bonds as of December 31, 2000 and the Company does not expect this percentage to change significantly in the future.


VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

       - mortality assumptions,

       - the assumed interest rate used in determining the number of Annuity Units under the contract, and

       - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders


OTHER INFORMATION


We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Other Information..............................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends or surplus.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Fortis Benefits Insurance Company



In our opinion, the accompanying balance sheet and the related statements of income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. (the Company) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 1999 and for the two years in the period then ended were audited by other independent accountants whose report dated February 17, 2000 expressed an unqualified opinion on those statements.


                                          [/s/ PRICEWATERHOUSECOOPERS LLP]


February 15, 2001

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheet of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999, and the related statements of income, changes in shareholder's equity and cash flows for each of the two years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

Minneapolis, Minnesota
February 17, 2000

BALANCE SHEETS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)................    $2,530,480    $2,706,372
  Equity securities, at fair value (cost 2000 -- $91,164;
     1999 -- $81,554).......................................        87,912        85,021
  Mortgage loans on real estate, less allowance for possible
     losses (2000 and 1999 -- $11,085)......................       810,616       754,514
  Policy loans..............................................       102,308        83,439
  Short-term investments....................................       152,736       115,527
  Real estate and other investments.........................        41,712        47,502
                                                                ----------    ----------
                                                                 3,725,764     3,792,375
Cash and cash equivalents...................................        13,209        18,670
Receivables:
  Uncollected premiums......................................        66,505        62,938
  Reinsurance recoverable on unpaid and paid losses.........        64,182        23,471
  Other.....................................................        48,083        19,406
                                                                ----------    ----------
                                                                   178,770       105,815
Accrued investment income...................................        52,556        55,464
Deferred policy acquisition costs...........................       473,761       430,192
Property and equipment at cost, less accumulated
  depreciation..............................................        20,891        25,118
Federal income tax recoverable..............................         7,248            --
Deferred federal income taxes...............................        33,825        52,467
Other assets................................................         1,677         1,582
Due from affiliates.........................................            --         8,304
Assets held in separate accounts............................     5,184,083     5,120,152
                                                                ----------    ----------
Total assets................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,170,612    $1,106,269
     Interest sensitive and investment products.............       970,591     1,147,657
     Accident and health....................................     1,007,328       940,865
                                                                ----------    ----------
                                                                 3,148,531     3,194,791
  Unearned revenues.........................................        33,614        28,673
  Other policy claims and benefits payable..................       240,677       265,486
  Policyholder dividends payable............................         7,438         7,939
                                                                ----------    ----------
                                                                 3,430,260     3,496,889
  Accrued expenses..........................................        69,476        59,409
  Current income taxes payable..............................            --         1,838
  Other liabilities.........................................       181,633       120,110
  Due to affiliates.........................................         4,497            --
  Deferred gain on LTC sale.................................        15,919            --
  Liabilities related to separate accounts..................     5,159,275     5,082,341
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,861,060     8,760,587
                                                                ----------    ----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000........................         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       366,644       427,811
  Accumulated other comprehensive loss......................        (8,920)      (51,259)
                                                                ----------    ----------
Total shareholder's equity..................................       830,724       849,552
                                                                ----------    ----------
Total policy reserves and liabilities and shareholder's
  equity....................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
REVENUES:
Insurance operations:
  Traditional life insurance premiums.......................    $  428,641    $  301,377    $  260,567
  Interest sensitive and investment product policy
     charges................................................       159,728       141,285       119,039
  Accident and health insurance premiums....................       952,015     1,002,867       953,652
                                                                ----------    ----------    ----------
                                                                 1,540,384     1,445,529     1,333,258
Net investment income.......................................       279,572       238,698       234,043
Net realized (losses) gains on investments..................       (17,039)       25,962        52,404
Other income................................................        12,687        11,610        11,183
                                                                ----------    ----------    ----------
Total revenues..............................................     1,815,604     1,721,799     1,630,888
BENEFITS AND EXPENSES:
Benefits to policyholders:
  Traditional life insurance................................       335,022       218,993       189,337
  Interest sensitive investment products....................        89,062        93,668        96,178
  Accident and health claims................................       749,945       812,149       798,036
                                                                ----------    ----------    ----------
                                                                 1,174,029     1,124,810     1,083,551
Policyholder dividends......................................         2,685         3,114         3,486
Amortization of deferred policy acquisition costs...........        47,215        43,078        33,365
Insurance commissions.......................................       128,267       124,601       118,710
General and administrative expenses.........................       333,734       302,663       299,492
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,685,930     1,598,266     1,538,604
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       129,674       123,533        92,284
Federal income taxes........................................        41,555        40,327        30,402
                                                                ----------    ----------    ----------
Net income..................................................    $   88,119    $   83,206    $   61,882
                                                                ==========    ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                                           ACCUMULATED
                                                               ADDITIONAL                     OTHER
                                                     COMMON     PAID-IN      RETAINED     COMPREHENSIVE
                                          TOTAL      STOCK      CAPITAL      EARNINGS     (LOSS) INCOME
                                        ---------    ------    ----------    ---------    -------------
Balance, December 31, 1997..........    $ 880,106    $5,000     $468,000     $ 332,723      $  74,383
  Comprehensive income:
     Net income.....................       61,882       --            --        61,882             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       (6,520)      --            --            --         (6,520)
                                        ---------
  Total comprehensive income........       55,362
  Dividend..........................      (50,000)      --            --       (50,000)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1998..........      885,468    5,000       468,000       344,605         67,863
  Comprehensive income:
     Net income.....................       83,206       --            --        83,206             --
     Change in unrealized gain
       (losses) on investments,
       net..........................     (119,122)      --            --            --       (119,122)
                                        ---------
  Total comprehensive loss..........      (35,916)
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1999..........      849,552    5,000       468,000       427,811        (51,259)
  Comprehensive income:
     Net income.....................       88,119       --            --        88,119             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       42,339       --            --            --         42,339
                                        ---------
  Total comprehensive income........      130,458
  Dividend..........................     (149,286)      --            --      (149,286)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 2000..........    $ 830,724    $5,000     $468,000     $ 366,644      $  (8,920)
                                        =========    ======     ========     =========      =========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                      YEARS ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                2000           1999           1998
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income...............................................    $    88,119    $    83,206    $    61,882
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Provision for depreciation..........................          4,830         12,807         12,409
     Amortization of gain on reinsured business..........         (3,100)            --             --
     Amortization of investment (discounts) premiums,
       net...............................................          1,574          1,930         (3,200)
     Net realized losses (gains) on sold investments.....         13,910        (25,962)       (52,404)
     Write-off of investment.............................          3,129             --             --
     Policy acquisition costs deferred...................       (113,927)       (96,308)       (73,147)
     Amortization of deferred policy acquisition costs...         47,215         43,078         33,365
     Provision for deferred federal income taxes.........         (4,151)        29,454            417
     Decrease in income taxes recoverable................         (9,086)        (2,330)        (6,381)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses, other assets,
       due to and from affiliates and other
       liabilities.......................................        (48,646)        27,227         (4,455)
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................        158,150         97,931        106,135
     (Decrease) increase in other policy claims and
       benefits and policyholder dividends payable.......        (25,303)         5,012         (2,514)
     Other...............................................             --             --            169
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        112,714        176,045         72,276
                                                             -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed maturity investments..................     (1,546,720)    (1,654,104)    (2,380,511)
Sales and repayments of fixed maturity investments.......      1,777,428      1,675,488      2,428,207
(Increase) decrease in short-term investments............        (37,208)       (83,659)        38,669
Purchases of other investments...........................       (363,978)      (305,889)      (408,998)
Sales of other investments...............................        298,925        353,267        352,873
Purchases of property and equipment......................           (603)        (7,213)          (356)
Cash received pursuant to reinsurance agreement..........         17,591          3,374             --
                                                             -----------    -----------    -----------
Net cash provided by (used in) investing activities......        145,435        (18,736)        29,884
                                                             -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activities related to investment products:
  Considerations received................................        226,139        237,375        215,693
  Surrenders and death benefits..........................       (448,349)      (416,537)      (326,457)
  Interest credited to policyholders.....................         32,886         39,855         49,371
Dividend.................................................        (74,286)            --        (50,000)
                                                             -----------    -----------    -----------
Net cash used in financing activities....................       (263,610)      (139,307)      (111,393)
                                                             -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents.........         (5,461)        18,002         (9,233)
Cash and cash equivalents at beginning of year...........         18,670            668          9,901
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    13,209    $    18,670    $       668
                                                             ===========    ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                     YEARS ENDED DECEMBER 31
                                                                ---------------------------------
                                                                  2000        1999         1998
                                                                --------    ---------    --------
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES:
Assets and liabilities transferred in reinsurance
  transactions (Note 9):
Non-cash assets (ceded) received:
  Fixed maturities..........................................    $     --    $ 517,091    $     --
  Other investments.........................................          --      121,696          --
  Other assets..............................................        (157)      12,763          --
  Deferred acquisition costs................................     (20,829)      35,882          --
                                                                --------    ---------    --------
Total value of assets (ceded) received......................    $(20,986)   $ 687,432    $     --
                                                                --------    ---------    --------
Non-cash liabilities ceded (assumed):
  Future policy benefit reserves............................    $ 15,086    $(685,932)   $     --
  Claim reserves............................................           7       (4,874)         --
  Unearned premium reserves.................................       7,641           --          --
  Other liabilities.........................................        (320)          --          --
                                                                --------    ---------    --------
Total liabilities ceded (assumed)...........................    $ 22,414    $(690,806)   $     --
                                                                ========    =========    ========



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



1.  NATURE OF OPERATIONS


Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.



Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



Effective March 1, 2000, the Company ceded long-term care insurance business to John Hancock Life Insurance Company on a 100% co-insurance basis. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



NEW ACCOUNTING PRONOUNCEMENTS


In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FAS 133," which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.



Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that do not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. The adoption of SOP 98-7 did not have a material effect on the Company's results of operations or financial position.



INVESTMENTS


The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.



All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.



Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.



Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Policy loans are reported at their unpaid balance. Short-term investments are carried at cost which approximates fair value.



Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost or carrying value of loans foreclosed less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.



Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.



DEFERRED POLICY ACQUISITION COSTS


The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.



PROPERTY AND EQUIPMENT


Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $4,830, $12,807 and $12,409 for the year ended December 31, 2000, 1999 and 1998, respectively.



INCOME TAXES


Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.



GUARANTY FUND ASSESSMENTS


There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.



SEPARATE ACCOUNTS


Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.



Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract owner, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.



The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.



The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.



For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.



REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES


Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.



Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 4% to 15% in 2000, 3.5% to 12% in 1999 and 2.5% to 8.75% in 1998.



A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.



Premiums for accident and health insurance products, including medical, long- and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.



Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.



COMPREHENSIVE INCOME


Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses adjusted for the impact of gains and losses realized during the current year on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs and taxes.



STATEMENTS OF CASH FLOWS


The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.



RECLASSIFICATIONS


Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS


AVAILABLE-FOR-SALE SECURITIES


The following is a summary of the available-for-sale securities:



                                                                   GROSS         GROSS
                                                   AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                      COST         GAINS         LOSSES        VALUE
                                                   ----------    ----------    ----------    ----------
AT DECEMBER 31, 2000:
Fixed maturities:
  Governments..................................    $  348,795     $15,261       $    317     $  363,739
  Public utilities.............................       212,371       3,849          3,661        212,559
  Industrial and miscellaneous.................     1,794,011      27,815         58,902      1,762,924
  Other........................................       187,863       4,294            899        191,258
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,543,040      51,219         63,779      2,530,480
Equity securities..............................        91,164       5,160          8,412         87,912
                                                   ----------     -------       --------     ----------
Total..........................................    $2,634,204     $56,379       $ 72,191     $2,618,392
                                                   ==========     =======       ========     ==========
AT DECEMBER 31, 1999:
Fixed maturities:
  Governments..................................    $  309,402     $    46       $  8,934     $  300,514
  Public utilities.............................       237,579         341         10,375        227,545
  Industrial and miscellaneous.................     2,208,281       7,020         81,412      2,133,889
  Other........................................        47,435         184          3,195         44,424
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,802,697       7,591        103,916      2,706,372
Equity securities..............................        81,554       5,825          2,358         85,021
                                                   ----------     -------       --------     ----------
Total..........................................    $2,884,251     $13,416       $106,274     $2,791,393
                                                   ==========     =======       ========     ==========



The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 2000, by contractual maturity, are shown below.



                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  83,263     $   83,164
Due after one year through five years.......................      610,579        609,360
Due after five years through ten years......................      786,695        778,801
Due after ten years.........................................    1,062,503      1,059,155
                                                                ----------    ----------
Total.......................................................    $2,543,040    $2,530,480
                                                                ==========    ==========



Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



MORTGAGE LOANS


The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% and 38% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 2000 and 1999, respectively. Loan commitments outstanding totaled $8,000 at December 31, 2000.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


INVESTMENTS ON DEPOSIT


The Company had fixed maturities carried at $11,630 and $17,061 at December 31, 2000 and 1999, respectively, on deposit with various governmental authorities as required by law.



NET UNREALIZED GAINS (LOSSES)


The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below:



                                                                                TAX
                                                               BEFORE-TAX     BENEFIT     NET-OF-TAX
                                                                 AMOUNT      (EXPENSE)      AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 2000:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,933     $(32,873)    $  61,060
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,314)         810        (1,504)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (26,488)       9,271       (17,217)
                                                               ---------     --------     ---------
Other comprehensive gain...................................    $  65,131     $(22,792)    $  42,339
                                                               =========     ========     =========
DECEMBER 31, 1999:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(216,270)    $ 75,694     $(140,576)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................       23,864       (8,352)       15,512
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998:
Unrealized gains (losses) on investments:
Unrealized gains (losses) on available-for-sale
  investments..............................................    $ (53,050)    $ 18,420     $ (34,630)
Decrease in amortization of deferred policy acquisition
  costs....................................................          414         (145)          269
Reclassification adjustment for gains (losses) realized in
  net income...............................................       42,832      (14,991)       27,841
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


NET INVESTMENT INCOME AND NET REALIZED (LOSSES) GAINS ON INVESTMENTS



Major categories of net investment income and realized (losses) gains on investments for each year were as follows:



                                                                  2000        1999        1998
                                                                --------    --------    --------
NET INVESTMENT INCOME:
Fixed maturities............................................    $193,005    $167,027    $160,163
Equity securities...........................................      14,392       7,320       8,656
Mortgage loans on real estate...............................      68,794      57,684      57,031
Policy loans................................................       6,617       5,272       4,653
Short-term investments......................................         522         844       1,701
Real estate and other investments...........................       2,816       6,375       8,194
                                                                --------    --------    --------
                                                                 286,146     244,522     240,398
Expenses....................................................      (6,574)     (5,824)     (6,355)
                                                                --------    --------    --------
                                                                $279,572    $238,698    $234,043
                                                                ========    ========    ========
NET REALIZED (LOSSES) GAINS ON INVESTMENTS:
Fixed maturities............................................    $(31,179)   $ (9,750)   $ 34,320
Equity securities...........................................       4,691      33,613       8,512
Mortgage loans on real estate...............................          --          --        (198)
Short-term investments......................................          --          --           5
Real estate and other investments...........................       9,449       2,099       9,765
                                                                --------    --------    --------
                                                                $(17,039)   $ 25,962    $ 52,404
                                                                ========    ========    ========



Proceeds from sales of investments in fixed maturities were $1,756,637, $1,627,450 and $2,460,316 in 2000, 1999 and 1998, respectively. Gross gains of
$14,851, $11,996 and $44,360 and gross losses of $46,030, $21,746 and $10,040 were realized on the sales in 2000, 1999 and 1998, respectively.

NOTES TO FINANCIAL STATEMENTS

4.   DEFERRED POLICY ACQUISITION COSTS


The changes in deferred policy acquisition costs by product were as follows:



                                                                 INTEREST
                                                TRADITIONAL    SENSITIVE AND
                                                AND PRE-NEED    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH    TOTAL
                                                ------------   -------------   ----------   --------
Balance, December 31, 1998....................    $ 14,560       $314,462       $  2,916    $331,938
  Acquisition costs deferred..................      33,783         81,016         17,391     132,190
  Acquisition costs amortized.................      (2,438)       (38,831)        (1,809)    (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized losses
     on available-for-sale securities.........          --          9,142             --       9,142
                                                  --------       --------       --------    --------
Balance, December 31, 1999....................      45,905        365,789         18,498     430,192
  Acquisition costs deferred..................      15,882         95,062          2,983     113,927
  Acquisition costs amortized.................     (14,216)       (32,347)       (21,481)    (68,044)
  Increased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.........          --         (2,314)            --      (2,314)
                                                  --------       --------       --------    --------
Balance, December 31, 2000....................    $ 47,571       $426,190       $     --    $473,761
                                                  ========       ========       ========    ========



Included in total policy acquisition costs amortized in 2000 is $20,829 of acquisition costs resulting from the long-term care reinsurance cession agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See Note 9, "Reinsurance" for more information on the reinsurance transaction.



Included in total policy acquisition costs deferred in 1999 is $35,882 of present value of future profits (PVP) and $1,416 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 9 "Reinsurance" for more information on this reinsurance transaction.



During 2000, 1999 and 1998, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $901, $(224) and $3,357, respectively.



5.  PROPERTY AND EQUIPMENT


A summary of property and equipment at December 31 for each year follows:



                                                                  2000        1999
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      27,019      26,383
Furniture and equipment.....................................      78,630      81,447
                                                                --------    --------
                                                                 107,549     109,730
Less accumulated depreciation...............................     (86,658)    (84,612)
                                                                --------    --------
Net property and equipment..................................    $ 20,891    $ 25,118
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS

6.  ACCIDENT AND HEALTH RESERVES


Activity for the liability for unpaid accident and health claims is summarized as follows:



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
Balance as of January 1, net of reinsurance recoverables....    $1,139,603    $1,061,883    $  988,036
Add: Incurred losses related to:
  Current year..............................................       753,070       824,949       826,009
  Prior years...............................................       (25,859)      (12,800)      (27,973)
                                                                ----------    ----------    ----------
Total incurred losses.......................................       727,211       812,149       798,036
Deduct: Paid losses related to:
  Current year..............................................       428,725       468,404       469,881
  Prior years...............................................       283,782       266,025       254,308
                                                                ----------    ----------    ----------
Total paid losses...........................................       712,507       734,429       724,189
                                                                ----------    ----------    ----------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,154,307    $1,139,603    $1,061,883
                                                                ==========    ==========    ==========



The table above differs from the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.



Excluded from incurred losses presented above related to current year is $22,734 of reserves ceded resulting from the long-term care reinsurance agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See
Note 9 "Reinsurance" for more information on this reinsurance transaction.



In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.



The liability for unpaid accident and health claims includes $1,042,180 and $994,651 of total disability income reserves as of December 31, 2000 and 1999, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.



7.   FEDERAL INCOME TAXES



The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.



Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS

7.   FEDERAL INCOME TAXES (CONTINUED)


The significant components of the Company's deferred tax liabilities and assets as of December 31, 2000 and 1999 are as follows:



                                                                  2000        1999
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 72,599    $ 60,716
  Reserves..................................................      28,244      35,843
  Claims and benefits payable...............................       7,445       7,964
  Accrued liabilities.......................................      10,811       6,973
  Unrealized losses.........................................       5,543      32,500
  Investments...............................................      14,373       4,549
  Other.....................................................       8,301       6,755
                                                                --------    --------
Total deferred tax assets...................................     147,316     155,300
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     107,948      98,539
  Unrealized gains..........................................         747          --
  Fixed assets..............................................       3,143       2,963
  Investments...............................................         237       1,171
  Other.....................................................       1,416         160
                                                                --------    --------
Total deferred tax liabilities..............................     113,491     102,833
                                                                --------    --------
Net deferred tax asset......................................    $ 33,825    $ 52,467
                                                                ========    ========



The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.



The Company's tax expense (benefit) for the year ended December 31 is shown as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Current.....................................................    $45,706    $10,873    $30,232
Deferred....................................................     (4,151)    29,454        170
                                                                -------    -------    -------
                                                                $41,555    $40,327    $30,402
                                                                =======    =======    =======



Federal income tax payments and refunds resulted in net payments of $54,792, $13,203 and $36,367 in 2000, 1999 and 1998, respectively.



The Company's effective income tax rate varied from the statutory federal income tax rate as follows:



                                                                2000       1999       1998
                                                                ----       ----       ----
Statutory income tax rate...................................    35.0%      35.0%      35.0%
Other, net..................................................    (3.0)      (2.4)      (2.1)
                                                                ----       ----       ----
                                                                32.0%      32.6%      32.9%
                                                                ====       ====       ====

NOTES TO FINANCIAL STATEMENTS

8. ASSETS HELD IN SEPARATE ACCOUNTS


Separate account assets at December 31 were as follows:



                                                                 2000         1999
                                                              ----------   ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................  $5,159,275   $5,082,341
Assets of the separate accounts owned by the Company, at
  fair value................................................      24,808       37,811
                                                              ----------   ----------
                                                              $5,184,083   $5,120,152
                                                              ==========   ==========



9.   REINSURANCE


In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10 net monthly benefit to a $2 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,884, $6,580 and $5,601 of premium from First Fortis in 2000, 1999 and 1998, respectively. The Company has assumed $14,366 and $11,047 of reserves in 2000 and 1999, respectively, from First Fortis.



In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806 of reserves and received approximately $654,924 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882 ceding commission was capitalized as an acquisition cost (as described in Note 4). The Company has assumed premium from UFL of $63,069 in 2000 and $31,523 during the period October 1, 1999 to December 31, 1999. The Company has assumed $679,969 and $690,806 of reserves in 2000 and 1999, respectively, from UFL.



In the first quarter of 2000, the Company entered into a reinsurance agreement with John Hancock Life Insurance Company (John Hancock) for the sale of the Long-Term Care (LTC) line of business. The sale of the LTC line of business was effective March 1, 2000. The Company recorded a gain on this transaction of $19,019. The gain has been deferred and is being amortized as the level of direct inforce LTC policies decreases over future years, not to exceed 30 years. The amount of gain amortized in 2000 was $3,100. The Company ceded $41,309 of premiums and $32,222 of reserves to John Hancock in 2000.



The maximum amount that the Company retains on any one life is $1,000 of life insurance including accidental death. Amounts in excess of $1,000 are reinsured with other life insurance companies on a yearly renewable term basis.



Ceded reinsurance premiums for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 7,413    $ 6,246    $ 6,983
Accident and health insurance...............................     48,403     17,803     13,862
                                                                -------    -------    -------
                                                                $55,816    $24,049    $20,845
                                                                =======    =======    =======



Recoveries under reinsurance contracts for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 2,877    $   478    $ 4,549
Accident and health insurance...............................      8,525     13,669      9,465
                                                                -------    -------    -------
                                                                $11,402    $14,147    $14,014
                                                                =======    =======    =======

NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE (CONTINUED)


Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.



10.  DIVIDEND RESTRICTIONS


Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company will have $42,895 free from such restrictions during 2001. Distributions in excess of this amount would require regulatory approval. In 2000, the Company declared dividends of $149,286, of which $100,000 was extraordinary. Approval was sought and received from the Minnesota Department of Commerce for the distribution of the extraordinary dividend. The Company paid $74,286 during 2000; $75,000 will be paid in 2001 and is included in other liabilities.



11.  REGULATORY ACCOUNTING REQUIREMENTS


Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not employ any significant permitted practices.



In 1998, the NAIC adopted codified statutory accounting practices (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001.



The cumulative effect of all changes resulting form the Codification guidance will be recorded as a direct adjustment to statutory surplus on January 1, 2001. The effect of the adoption is expected to increase statutory surplus by a material amount.



Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

NOTES TO FINANCIAL STATEMENTS

11.REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)


Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:



                                                      NET INCOME                    SHAREHOLDER'S EQUITY
                                                 --------------------               ---------------------
                                                   2000        1999       1998        2000         1999
                                                 --------    --------    -------    ---------    --------
Based on statutory accounting practices......    $ 88,911    $  9,387    $14,841    $ 433,955    $497,858
Deferred policy acquisition costs............      66,712      54,049     39,782      473,761     430,192
Investment valuation differences.............         368         953        745      (19,310)   (103,361)
Deferred and uncollected premiums............        (732)     (4,637)       511      (14,399)    (13,188)
Policy reserves..............................     (12,092)    (20,070)    (7,041)    (150,668)   (127,766)
Commissions..................................     (45,485)     79,067         --           --          --
Current income taxes payable.................          22      (8,882)       925       (8,977)     (9,000)
Deferred income taxes........................       4,151     (18,650)      (417)      33,825      52,467
Realized gains on investments................         439           9        356           --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax........................................     (17,873)     (6,163)    22,748           --          --
Amortization of IMR, net of tax..............      (5,396)     (8,565)    (7,128)          --          --
Write-off of investment......................      (3,129)         --         --           --          --
Pension expense..............................      (2,145)     (1,475)        81       (9,985)     (8,235)
Property and equipment.......................          --          --         --        3,261         591
Interest maintenance reserve.................          --          --         --       31,482      55,117
Asset valuation reserve......................          --          --         --       70,955      72,940
Other, net...................................      14,368       8,183     (3,521)     (13,176)      1,937
                                                 --------    --------    -------    ---------    --------
Based on generally accepted accounting
  principles.................................    $ 88,119    $ 83,206    $61,882    $ 830,724    $849,552
                                                 ========    ========    =======    =========    ========



12.TRANSACTIONS WITH AFFILIATED COMPANIES


The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 2000, 1999 and 1998, were $10,094, $11,661 and $13,077, respectively. During 1997,
Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $47,123, $59,390 and $55,910 for years ended December 31, 2000, 1999 and 1998, respectively.



In conjunction with the marketing of its fixed and variable annuity and variable life products, the Company paid $93,107, $79,413 and $72,638 in commissions to its affiliate, Fortis Investors, Inc., for the years ended December 31, 2000, 1999 and 1998, respectively.



Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.



13.FAIR VALUE DISCLOSURES


VALUATION METHODS AND ASSUMPTIONS


The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.



Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for

NOTES TO FINANCIAL STATEMENTS

13.FAIR VALUE DISCLOSURES (CONTINUED)


similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.



The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.



                                                       DECEMBER 31, 2000           DECEMBER 31, 1999
                                                    ------------------------    ------------------------
                                                     CARRYING        FAIR        CARRYING        FAIR
                                                      AMOUNT        VALUE         AMOUNT        VALUE
                                                    ----------    ----------    ----------    ----------
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities.........................    $2,530,480    $2,530,480    $2,706,372    $2,706,372
       Equity securities........................        87,912        87,912        85,021        85,021
  Mortgage loans on real estate.................       810,616       844,319       754,514       741,397
  Policy loans..................................       102,308       102,308        83,439        83,439
  Short -- term investments.....................       152,736       152,736       115,527       115,527
  Assets held in separate accounts..............     5,184,083     5,184,083     5,120,152     5,120,152
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal)..................       585,905       571,834       789,002       763,861
  Liabilities related to separate accounts......     5,159,275     5,159,275     5,082,341     5,082,341



14.COMMITMENTS AND CONTINGENCIES


The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.



15. RETIREMENT AND OTHER EMPLOYEE BENEFITS


The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,097, $2,225 and $1,627 for 2000, 1999 and 1998, respectively.



The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $4,573, $3,711 and $3,610 for 2000, 1999 and 1998, respectively.



In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies

NOTES TO FINANCIAL STATEMENTS

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS (CONTINUED)


for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.



There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 2000, 1999 and 1998. The Company made contributions to the postretirement benefit plans of approximately $0, $19 and $(5) in 2000, 1999 and 1998, respectively, as claims were incurred.



16. EVENTS SUBSEQUENT


On January 25, 2001, Fortis agreed to sell (the "Sale") its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the "Insurance Contracts") written by the Company. Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company, an indirect wholly owned subsidiary of The Hartford, will reinsure the Insurance Contracts on a 100% coinsurance basis and perform administration of such Insurance Contracts. In addition, Hartford Life and Accident Insurance Company, another indirect wholly owned subsidiary of The Hartford, will purchase all of the outstanding stock of Fortis Advisers, Inc., which is the investment adviser for the Fund. Thus, upon completion of the Sale, Hartford Life and Accident Insurance Company will own and control Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc., which is the principal distributor of the Fund.



Closing of the Sale is subject to various regulatory and other approvals. Following the Sale, the Fund expects to enter into new investment advisory, subadvisory and distribution agreements with affiliates of The Hartford. Such new agreements will require approvals subsequent to the closing of the Sale by the Fund's board of directors and shareholders and by Insurance Contract holders to the extent required by law.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA FINANCIAL INFORMATION



The following unaudited pro forma financial information of Fortis Benefits Insurance Company is being presented in connection with the Company's Sale of its Fortis Financial Group Division (FFG) to The Hartford on April 1, 2001.



The accompanying unaudited pro forma financial statements of the Company for the period ended December 31, 2000 present the financial position and results for the Company as if the Sale and certain transactions and adjustments related to the Sale had occurred as of January 1, 2000. The unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the Sale in fact occurred as of the date indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



The unaudited pro forma financial information is provided for informational purposes only. The Company's financial statements will reflect the actual effects of the Sale in the 10-Q filing for the period ending June 30, 2001. Although the actual Sale results will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                           DEC. 31, 2000
                                                           ANNUAL REPORT       FFG        PRO FORMA
                                                           -------------    ---------    -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)...........     $2,530,480      $(158,752)   $ 2,371,728
  Equity securities, at fair value (cost
     2000 -- $91,164; -- 1999 -- $81,554)..............         87,912             --         87,912
  Mortgage loans on real estate, less allowance for
     possible losses (2000 and 1999 -- $11,085)........        810,616        (93,115)       717,501
  Policy loans.........................................        102,308       (102,192)           116
  Short-term investments...............................        152,736             --        152,736
  Real estate and other investments....................         41,712             --         41,712
                                                            ----------      ---------    -----------
                                                             3,725,764       (354,059)     3,371,705
Cash and cash equivalents..............................         13,209         19,299         32,508
                                                                                                  --
                                                                                                  --
Receivables:
  Uncollected premiums.................................         66,505           (260)        66,245
  Reinsurance recoverable on unpaid and paid losses....         64,182      1,077,253      1,141,435
  Other................................................         48,083         (5,934)        42,149
                                                            ----------      ---------    -----------
                                                               178,770      1,071,059      1,249,829
Accrued investment income..............................         52,556         (4,839)        47,717
Deferred policy acquisition costs......................        473,761       (433,192)        40,569
Property and equipment at cost, less accumulated
  depreciation.........................................         20,891        (18,138)         2,753
Federal income tax recoverable.........................          7,248           (528)         6,720
Deferred federal income taxes..........................         33,825        154,050        187,875
Other assets...........................................          1,677             --          1,677
Assets held in separate accounts.......................      5,184,083             --      5,184,083
                                                            ----------      ---------    -----------
     Total assets......................................     $9,691,784      $ 433,652    $10,125,436
                                                            ==========      =========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT      FFG        PRO FORMA
                                                            -------------    --------    -----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance............     $1,170,612      $     --    $ 1,170,612
     Interest sensitive and investment products.........        970,591            --        970,591
     Accident and health................................      1,007,328            --      1,007,328
                                                             ----------      --------    -----------
                                                              3,148,531            --      3,148,531
  Unearned revenues.....................................         33,614          (243)        33,371
  Other policy claims and benefits payable..............        240,677        (7,941)       232,736
  Policyholder dividends payable........................          7,438        (7,438)            --
                                                             ----------      --------    -----------
                                                              3,430,260       (15,622)     3,414,638
  Accrued expenses......................................         69,476        (1,061)        68,415
  Current income taxes payable..........................             --       161,290        161,290
  Other liabilities.....................................        181,633          (787)       180,846
  Due to affiliates.....................................          4,497            --          4,497
  Deferred gain on LTC & FFG sale.......................         15,919       256,308        272,227
  Liabilities related to separate accounts..............      5,159,275        24,808      5,184,083
                                                             ----------      --------    -----------
     Total policy reserves and liabilities..............      8,861,060       424,936      9,285,996
                                                             ----------      --------    -----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000....................          5,000            --          5,000
  Additional paid-in capital............................        468,000            --        468,000
  Retained earnings.....................................        366,644         8,716        375,360
  Accumulated other comprehensive loss..................         (8,920)           --         (8,920)
                                                             ----------      --------    -----------
     Total shareholder's equity.........................        830,724         8,716        839,440
                                                             ----------      --------    -----------
     Total policy reserves and liabilities and
       shareholder's equity.............................     $9,691,784      $433,652    $10,125,436
                                                             ==========      ========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA STATEMENT OF INCOME


(IN THOUSANDS)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT       FFG       PRO FORMA
                                                            -------------    ---------    ----------
Insurance operations:
Traditional life insurance premiums.....................     $  428,641        (10,267)   $  418,374
Interest sensitive and investment product policy
  charges...............................................        159,728       (157,408)        2,320
Accident and health insurance premiums..................        952,015             --       952,015
                                                             ----------      ---------    ----------
                                                              1,540,384       (167,675)    1,372,709
Net investment income...................................        279,572        (54,622)      224,950
Net realized (losses) gains on investments..............        (17,039)         3,662       (13,377)
Other income............................................         12,687         17,733        30,420
                                                             ----------      ---------    ----------
  Total revenues........................................      1,815,604       (200,902)    1,614,702
Benefits to policy holders:
  Traditional life insurance............................        335,022        (10,621)      324,401
  Interest sensitive investment products................         89,062        (83,105)        5,957
  Accident and health claims............................        749,945              0       749,945
                                                             ----------      ---------    ----------
                                                              1,174,029        (93,726)    1,080,303
Policy holder dividends.................................          2,685         (2,685)            0
Amortization of deferred policy acquisition costs.......         47,215        (36,055)       11,160
Insurance commissions...................................        128,267         (6,566)      121,701
General and administrative expenses.....................        333,734        (68,697)      265,037
                                                             ----------      ---------    ----------
  Total benefits and expenses...........................      1,685,930       (207,729)    1,478,201
                                                             ----------      ---------    ----------
Income before federal income taxes......................        129,674          6,827       136,501
Federal income taxes....................................         41,555         (1,889)       39,666
                                                             ----------      ---------    ----------
Net income..............................................     $   88,119      $   8,716    $   96,835
                                                             ==========      =========    ==========

FORTIS BENEFITS INSURANCE COMPANY


NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(IN THOUSANDS)



Adjustments to the balance sheet, including invested assets, receivables, accrued investment income, deferred acquisition costs, reserves, unearned revenues, policy claims and dividends payable and accrued expenses, along with adjustments to the income statement, are related to the Division sold to The Hartford.



Adjustments to cash and cash equivalents and property and equipment represent the sale of certain personal and real property to The Hartford.



Adjustments to deferred federal income taxes and current income taxes payable represent the accrual of federal income tax associated with the Sale.



Deferred gain on the Sale will be amortized to income as the business runs off. For 2000, the pro forma income statement includes pre-tax amortization of $18,000. An effective tax rate of 35% has been applied and is reflected in the provision for federal income tax.



Pro forma investment income includes estimated earnings from approximately $500 million of cash proceeds from the Sale (after applicable tax payment).



Separate accounts business is reinsured under a modified coinsurance agreement with The Hartford.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $234.73
           [(   1 + .07 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                   1 + .08           60/12
$10,000 X       --------------                - 1         = -- $666.42
           [(   1 + .09 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08            60/12
$10,000 X       ----------------                - 1         = $114.94
           [(   1 + .0775 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,885.06
------------------------------
* Assumed for illustrative purposes only.

                      (This page left blank intentionally)

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $32,000      $32,000      $32,000
  b. Contract Value on Date of Death                             $20,000      $36,000      $25,000
  c. 1 Year Ratchet Option Value                                 $35,000      $36,000      $31,000
Death Benefit is larger of a, b, and c                           $35,000      $36,000      $32,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $34,000      $34,000      $34,000
  b. Contract Value on Date of Death                             $38,000      $38,000      $28,000
  c. 1 Year Ratchet Option Value                                 $38,000      $40,000      $33,000
Death Benefit is larger of a, b, and c                           $38,000      $40,000      $34,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $36,000      $36,000      $36,000
  b. Contract Value on Date of Death                             $39,000      $34,000      $31,000
  c. 1 Year Ratchet Option Value                                 $39,000      $37,000      $32,000
Death Benefit is larger of a, b, and c                           $39,000      $37,000      $36,000

                      (This page left blank intentionally)

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                          0.64%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            1.99%
--------------------------------------------------------------------------------


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = $1000.00 X 0.0199 = $19.90



Year 2 Beginning Policy Value = $1,030.10


Year 2 Expense = $1,030.10 X 0.0199 = $20.50



Year 3 Beginning Policy Value = $1,061.11


Year 3 Expense = $1,061.11 X 0.0199 = $21.12


So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to:

     $19.90 + $20.50 + $21.12 = $61.52


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge
     0.06 X ($1000.00 - $100.00) = $54.00


So the total expense if surrendered is $61.52 + $54.00 = $115.52

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

APPENDIX D--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled "Benefit Payable on Death of Contract Owner or Annuitant".

A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and surrender charges, but not for any contract fee-related surrenders.

Under the death benefit set forth as (2) in "Benefit Payable on Death of Contract Owner or Annuitant", the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quality equal to:

         (i) the contract value on the anniversary, plus

         (ii) purchase payments made since the anniversary and before withdrawal, minus

        (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

Under the death benefit set forth as (3) in "Benefit Payable on Death of Contract Owner or Annuitant", the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quantity equal to:

         (i) the "Roll-Up Amount" prior to the withdrawal, plus

         (ii) any purchase payments made on or after the date either the contract owner or Annuitant first reaches his or her 75th birthday and before the given withdrawal, reduced by

        (iii) pro rata adjustments for any withdrawals made on or after the date either the contract owner or Annuitant first reaches his or her 75th birthday and before the given withdrawal.

                               CERTIFICATES UNDER
                            FLEXIBLE PREMIUM DEFERRED
                COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                             (MASTERS AND MASTERS +)


                                    Issued by

                        FORTIS BENEFITS INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2001

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus for certificates under flexible premium deferred combination variable and fixed annuity contracts ("Certificates"), dated May 1, 2001. A copy of the Prospectus may be obtained without charge from Woodbury Financial Services, Inc. 1-800-800-2000, mailing address: P.O. Box 64272, St. Paul, MN 55164. You have the option of receiving benefits under a Certificate through Fortis Benefits' Variable Account D or through Fortis Benefits' Fixed Account.

TABLE OF CONTENTS


Fortis Benefits and the Variable Account.......................................2
Calculation of Annuity Payments................................................2
Postponement of Payments.......................................................3
Services.......................................................................3
-   Safekeeping of Variable Account Assets.....................................3
-   Experts....................................................................4
-   Principal Underwriter .....................................................4
Limitation on Allocations......................................................4
Taxation Under Certain Retirement Plans........................................4
Withholding....................................................................8
Other Information..............................................................9
Variable Account Financial Statements..........................................9
Appendix A -- Performance Information........................................A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Certificates and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FORTIS BENEFITS AND THE VARIABLE ACCOUNT

Fortis Benefits Insurance Company, the issuer of the Certificates, is a Minnesota corporation qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is a wholly-owned subsidiary of Interfinancial, Inc., a stock company organized under the laws of Georgia, which itself is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis (NL) N.V. and Fortis (B).

Fortis (NL) N.V. has been in business since 1847 and is a publicly-traded, multi-national insurance, real estate, and financial services group headquartered in The Netherlands. It is one of the largest holding companies in Europe, with subsidiary companies in twelve countries on four continents. Fortis
(NL) N.V. is the third largest insurance company in the Netherlands.

Fortis (B) is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis (B) is one of the largest life insurance companies in Belgium.

The assets allocated to the Variable Account are the exclusive property of Fortis Benefits. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of Fortis Benefits by the Securities and Exchange Commission. Fortis Benefits may accumulate in the Variable Account proceeds from charges under the Contracts and other amounts in excess of the Variable Account assets representing reserves and liabilities under Certificates and other variable annuity contracts issued by Fortis Benefits. Fortis Benefits may from time to time transfer to its General Account any of such excess amounts.

Best's Insurance Reports has assigned Fortis Benefits a rating of A (Excellent) for financial position and operating performance. This rating represents such rating agency's independent opinion of Fortis Benefits' financial strength and ability to meet policy holder obligations, but has no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

On April 1, 2001, The Hartford Financial Services Group ("Hartford") acquired facilities and personnel of Fortis Benefits responsible for the administration of the contracts. This was part of a larger transaction whereby Hartford acquired all of the individual life insurance and annuity business of Fortis, Inc. and its affiliates, including Fortis Benefits, for $1.2 billion. The transaction was generally in the form of an indemnity reinsurance arrangement under which Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of Hartford, reinsured all of the individual life and annuity business of Fortis Benefits, although Fortis Benefits remains directly obligated to contract owners.

As part of this transaction, Fortis Benefits contracted the administrative servicing obligations for the contracts to Hartford L&A. Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the available investment portfolios) and overall contract administration. Additionally, as part of the transaction, Hartford Life and Accident, another subsidiary of Hartford, purchased all of the stock of Fortis Investors, Inc., now Woodbury Financial Services, Inc., the principal underwriter of the contracts.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by Fortis Benefits. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Certificate Value, after any Market Value Adjustment, is computed and that portion of the Certificate Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Certificate to apply such amount of Certificate Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

Annuity Units. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Variable Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted, after any Market Value Adjustment, to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option -- Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of the Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Certificate Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% assumed interest rate used in the annuity tables of the Certificate.

Variable Annuity Payments. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Certificate for each $1,000 of Certificate Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Certificate Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Certificate's Annuity Units for the Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Certificate. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Certificates with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Certificates that make distinctions based on gender are prohibited by law.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the Subaccounts of the Variable Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by Fortis Benefits at its Home Office. However, Fortis Benefits may defer the determination, application or payment of any death benefit, transfer, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for the Certificate, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

SERVICES

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Fortis Benefits. The assets of the Variable Account are kept segregated and held separate and apart from Fortis Benefits' other assets. Fortis Advisers, Inc., an affiliate of Fortis

Benefits, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Variable Account.

EXPERTS


The financial statements of Fortis Benefits Insurance Company at December 31, 2000, and for the year then ended, and the statement of net assets of Fortis Benefits Insurance Company Variable Account D at December 31, 2000 and the related statements of operations and changes in net assets for the period ended December 31, 2000, appearing in the Prospectus, this Statement of Additional Information and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing. The financial statements of Fortis Benefits Insurance Company at December 31, 1999 and for each of the two years in the period ended December 31, 1999 and the statements of operations and changes in net assets of Fortis Benefits Variable Account D for the period ended December 31, 1999 appearing in the Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.


PRINCIPAL UNDERWRITER

Woodbury Financial Services, Inc., the principal underwriter of the Certificates, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Certificates generally will be issued for Participants from ages zero to ninety in all states except New York.

LIMITATIONS ON ALLOCATIONS

Under the Certificate, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series'
Portfolios: a Participant may not invest, allocate, transfer or exchange Certificate Value into any Subaccount if the value allocated to the Subaccount under the Certificate (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Certificates for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

Purchase Payments. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Certificates for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

Taxation of Distributions. Distributions from a Section 403(b) tax-deferred annuity are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

Required Distributions. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Certificate has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Participant or Payee in the case of a Non-Qualified Certificate, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Certificates that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

Tax-Free Exchanges and Rollovers. The Code provides for the tax-free transfer of one Section 403(b) annuity for another Section 403(b) annuity, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

Purchase Payments. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

Taxation of Distributions. Distributions from Certificates purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters -- Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Certificate purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuities.

Required Distributions. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuities.

Tax-Free Rollovers. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be withheld from the distribution unless the distribution is transferred directly from the qualified plan to the individual retirement account or individual retirement annuity.

INDIVIDUAL RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

Required Distributions. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuities. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Certificates, and reference should be made to that endorsement for its complete terms.

Tax-Free Rollovers. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Certificate if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $10,500 in 2000, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

Taxation of Distributions. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

SECTION 408(P) SIMPLE IRA PLANS

Purchase Payments: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

Taxation of Distributions: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participation in the employer's SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

Required Distributions: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

Tax-Free Rollovers: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer's SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

Purchase Payments. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Certificates offered by this Prospectus. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Certificate and is entitled only to payment in accordance with the EDCP provisions.

Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

Distributions Before Separation from Service. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

Required Distributions. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuities. However, if distributions do not commence before the employee's death, the entire interest in the Certificate must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

Tax-Free Transfers. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Certificate Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Certificate and is entitled only to payment from the employer's general assets in accordance with plan provisions.

Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

WITHHOLDING

Annuity payments and other amounts received under Certificates are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

OTHER INFORMATION

Fortis Benefits relies upon an SEC No-action letter dated December 22, 1988 providing relief from certain restrictions provided in the Investment Company Act of 1940 relative to restrictions on redemptions and it complies with its conditions.


VARIABLE ACCOUNT FINANCIAL STATEMENTS

                        REPORT OF INDEPENDENT ACCOUNTANTS


   To Fortis Benefits Insurance Company and Contract Owners of Fortis Benefits Insurance Company Variable Account D:

   In our opinion, the accompanying statement of net assets and the related combined and separate statements of operations and changes in net assets present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company Variable Account D, comprised of the Fortis Series Fund, Inc. Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, International Stock II (formerly Global Asset Allocation), Multisector Bond (formerly Global Bond), International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth, Small Cap Value, Global Equity, Investors Growth, Blue Chip II, Capital Opportunities, and American Leaders Subaccounts; the Wells Fargo Variable Trust Large Cap, Corporate Bond, Small Cap Stock, Income Equity, Growth, Equity Value, Asset Allocation and International Subaccounts; the Scudder Variable Life Investment Fund International Subaccount; the AIM Variable Insurance Funds, Inc. V.I. Value and V.I. International Equity Subaccounts; the Alliance Variable Product Series Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series Growth and Equity Subaccounts; the Federated Insurance Series U .S. Government Securities II, High Income Bond Fund II, Utility II, American Leaders II, Equity Income, Growth Strategies, International Equity, Money Fund, Strategic Income, Small Cap Strategies, Quality Bond, Large Cap and International Small Co. Subaccounts; the Lexington Funds, Inc. Natural Resources and Emerging Markets Subaccounts; the MFS Variable Insurance Trust Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Fund Emerging Markets and Growth Subaccounts; the Strong Variable Insurance Funds Discovery II and International II Subaccounts; the American Century Investments VP Balanced and VP Growth Subaccounts; the Van Eck Worldwide Insurance Trust Bond and Hard Assets Subaccounts; the Neuberger & Berman, Inc. AMT Limited Maturity Bond and AMT Partners Subaccounts; INVESCO, Inc. Health & Sciences, Industrial Income and Technology Subaccounts; and Kelmoore Strategy Variable Fund and Variable Eagle Fund Subaccounts thereof at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fortis Benefits Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Fortis Benefits Insurance Company Variable Account D as of December 31, 1999, and for the year then ended were audited by other independent accountants whose report dated March 29, 2000, expressed an unqualified opinion on those statements.



   PricewaterhouseCoopers LLP

   April 6, 2001

                         Report of Independent Auditors


Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statements of operations and changes in net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account D (comprised of, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts; the Wells Fargo Variable Trust's Large Cap (formerly Norwest ValuGrowth), Corporate Bond (formerly Norwest Income), Small Cap Stock (formerly Norwest Small Company Stock), Income Equity (formerly Norwest Income Equity), Growth, Equity Value, and Asset Allocation Subaccounts; the Scudder Variable Life Investment Fund's International Subaccount; the AIM Variable Insurance Funds, Inc.'s V.I. Value and V.I. International Equity Subaccounts; the Alliance Variable Product Series' Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities II, High Income Bond Fund II, Utility II and American Leaders II, Equity Income, Growth Strategies, International Equity, Money Fund, Strategic Income and Small Cap Strategies Subaccounts; the Lexington Funds, Inc.'s Natural Resources Trust and Emerging Markets Subaccounts; the MFS Variable Insurance Trusts' Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Fund's Emerging Markets and Growth Subaccounts; the Strong Variable Insurance Funds' Discovery II and International II Subaccounts; the American Century Investments' VP Balanced and VP Growth Subaccounts; the Van Eck Worldwide Insurance Trust's Worldwide Bond Fund and Worldwide Hard Assets Fund Subaccounts; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts) for the period ended December 31, 1999. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of each individual and combined portfolio subaccounts of Fortis Benefits Insurance Company Variable Account D for the periods described in the first paragraph, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 29, 2000

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                  ATTRIBUTABLE TO
                                                                                  FORTIS BENEFITS   ATTRIBUTABLE TO    ACCUMULATION
                                                                  NET ASSETS AT     INSURANCE      VARIABLE ANNUITY        UNITS
                                     SHARES          COST          MARKET VALUE      COMPANY           CONTRACTS        OUTSTANDING
Investments in Fortis Series
 Fund, Inc.:
    Growth Stock                      17,808,197   $ 528,387,360   $  724,147,867    $       -        $ 724,147,867      113,790,012
    U.S. Government Securities        12,110,096     129,014,386      128,203,771            -          128,203,771        6,939,291
    Money Market                       7,180,447      81,143,408       81,276,917            -           81,276,917       40,915,690
    Asset Allocation                  30,439,524     510,693,187      588,037,608            -          588,037,608      147,058,829
    Diversified Income                 7,570,416      87,671,021       81,712,794            -           81,712,794       37,731,007
    Global Growth                     11,258,946     227,509,790      286,067,875            -          286,067,875       11,183,345
    Aggressive Growth                 10,237,728     241,373,747      242,936,424            -          242,936,424        9,405,616
    Growth & Income                   11,783,252     187,700,869      233,576,004            -          233,576,004        9,751,671
    High Yield                         6,180,936      60,275,380       47,010,342            -           47,010,342        4,034,364
    International Stock II             3,306,072      41,683,341       36,854,580            -           36,854,580        2,586,901
    Multisector Bond                   1,875,298      20,419,648       19,684,437            -           19,684,437        1,627,384
    International Stock                7,227,389     102,497,803      109,086,595            -          109,086,595        6,595,417
    Value                              4,930,600      67,289,011       85,691,737            -           85,691,737        4,716,881
    S & P 500                         15,120,075     262,112,748      304,660,448            -          304,660,448       16,104,803
    Blue Chip Stock                   11,834,163     202,244,063      232,309,355            -          232,309,355       11,868,756
    Mid Cap Stock                      2,997,970      31,410,550       30,909,670            -           30,909,670        2,711,670
    Large Cap Growth                   6,772,251      91,732,424       80,331,083            -           80,331,083        6,877,397
    Small Cap Value                    3,915,718      39,448,223       45,966,619            -           45,966,619        3,442,239
    Global Equity                        841,798       8,435,490        8,063,079     4,572,122           3,490,957          377,135
    Investors Growth                   1,223,959      12,341,129       11,446,706     4,444,881           7,001,825          787,044
    Blue Chip II                       1,450,454      14,541,578       13,234,382     2,861,851          10,372,531        1,189,413
    Capital Opportunities              1,480,603      15,004,016       13,870,439     4,443,436           9,427,003        1,077,680
    American Leaders                     612,280       6,310,253        6,612,074     3,524,436           3,087,638          297,512
Investments in Wells Fargo
 Variable Trust:
    Large Cap                          6,102,213      66,708,311       72,982,467            -           72,982,467        2,985,336
    Corporate Bond                     2,916,947      31,156,041       29,577,846            -           29,577,846        2,145,925
    Small Cap Stock                    1,605,751      21,206,141       16,667,693            -           16,667,693          977,178
    Equity Income                      6,104,379      89,560,710      103,835,486            -          103,835,486        6,073,556


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                       ATTRIBUTABLE TO
                                                                                                       FORTIS BENEFITS
                                                                                    NET ASSETS AT         INSURANCE
                                                   SHARES             COST          MARKET VALUE           COMPANY
Investments in Wells Fargo Variable Trust:
    (continued)
  Growth                                             26,637         $   602,434      $   507,710       $          -
  Equity Value                                       61,388             570,316          595,462                  -
  Asset Allocation                                  549,618           7,956,526        7,595,718                  -
  International                                       6,353              59,151           56,800                  -
Investments in Scudder Variable Life:
  International                                     501,960           6,868,064        7,157,954                  -
Investment in AIM Variable Insurance
    Funds, Inc.:
  V.I. Value                                      1,081,354          31,884,052       29,531,789                  -
  V.I. International Equity                         329,028           7,609,179        6,620,039                  -
Investments in Alliance Variable Product
    Series:
  Money Market                                   23,456,726          23,462,671       23,456,726                  -
  International                                     109,994           1,764,646        1,760,999                  -
  Premier Growth                                    265,601           9,836,194        8,512,512                  -
Investments in SAFECO Resource Series:
  Growth                                            171,492           3,773,743        3,225,768                  -
  Equity                                            106,486           3,184,953        2,924,101                  -
Investments in Federated Insurance Series:
  U.S. Government Securities II                     929,598           9,813,550       10,327,832                  -
  High Income Bond Fund II                        1,305,571          12,575,469       11,045,133                  -
  Utility II                                        869,754          12,082,355       10,819,740                  -
  American Leaders II                             3,886,419          78,542,950       79,749,313                  -
  Equity Income                                   3,565,547          56,053,290       51,058,632                  -
  Growth Strategies                               2,092,424          56,089,350       48,439,624                  -
  International Equity                            1,193,240          26,391,888       22,063,011                  -
  Money Fund                                      1,911,011           1,911,395        1,911,011                  -


                                              ATTRIBUTABLE TO        ACCUMULATION
                                              VARIABLE ANNUITY           UNITS
                                                  CONTRACTS           OUTSTANDING
Investments in Wells Fargo Variable Trust:
    (continued)
  Growth                                       $     507,710             54,279
  Equity Value                                       595,462             57,617
  Asset Allocation                                 7,595,718            727,986
  International                                       56,800              6,378
Investments in Scudder Variable Life:
  International                                    7,157,954            368,135
Investment in AIM Variable Insurance
    Funds, Inc.:
  V.I. Value                                      29,531,789          2,378,430
  V.I. International Equity                        6,620,039            610,478
Investments in Alliance Variable Product
    Series:
  Money Market                                    23,456,726          1,879,633
  International                                    1,760,999            130,016
  Premier Growth                                   8,512,512            335,713
Investments in SAFECO Resource Series:
  Growth                                           3,225,768            215,448
  Equity                                           2,924,101            200,297
Investments in Federated Insurance Series:
  U.S. Government Securities II                   10,327,832            910,872
  High Income Bond Fund II                        11,045,133          1,162,282
  Utility II                                      10,819,740          1,163,164
  American Leaders II                             79,749,313          7,319,742
  Equity Income                                   51,058,632          4,974,118
  Growth Strategies                               48,439,624          3,573,213
  International Equity                            22,063,011          1,648,875
  Money Fund                                       1,911,011            177,179




    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                                 ATTRIBUTABLE TO
                                                                                                                 FORTIS BENEFITS
                                                                                        NET ASSETS AT               INSURANCE
                                                    SHARES             COST              MARKET VALUE                COMPANY
Investments in Federated Insurance Series:
    (continued)
  Strategic Income                                   193,000       $  1,975,801        $   1,825,784       $          -
  Small Cap Strategies                               626,853          7,602,927            5,961,373                  -
  Quality Bond                                        32,544            339,398              348,875                  -
  Large Cap                                          540,860          4,855,067            4,148,393                  -
  International Small Co.                            149,314          1,323,522            1,184,060                  -
Investments in Lexington Funds Inc.:
  Natural Resources                                   32,495            441,827              479,305                  -
  Emerging Markets                                     7,169             90,558               54,700                  -
Investments in MFS Variable Insurance Trust:
  Emerging Growth                                    850,862         24,076,691           24,538,874                  -
  High Income                                        758,799          8,528,654            7,466,587                  -
  World Government                                     6,782             66,602               67,890                  -
Investments in Montgomery Variable Funds:
  Emerging Markets                                    79,851            643,047              619,647                  -
  Growth                                              38,647            685,399              600,571                  -
Investments in Strong Variable Insurance
    Funds:
  Discovery II                                        29,959            373,771              355,917                  -
  International II                                   120,726          1,279,380            1,195,189                  -
Investments in American Century Investments:
  VP Balanced                                        149,978          1,125,554            1,090,338                  -
  VP Growth                                          108,968          1,877,801            1,719,518                  -
Investments in Van Eck Worldwide Insurance
    Trust:
  Bond                                                23,992            241,233              248,796                  -
  Hard Assets                                         16,163            183,851              195,093                  -



                                               ATTRIBUTABLE TO      ACCUMULATION
                                              VARIABLE ANNUITY          UNITS
                                                 CONTRACTS           OUTSTANDING
Investments in Federated Insurance Series:
    (continued)
  Strategic Income                             $   1,825,784            190,036
  Small Cap Strategies                             5,961,373            610,913
  Quality Bond                                       348,875             32,779
  Large Cap                                        4,148,393            544,569
  International Small Co.                          1,184,060            142,959
Investments in Lexington Funds Inc.:
  Natural Resources                                  479,305             32,495
  Emerging Markets                                    54,700              6,857
Investments in MFS Variable Insurance Trust:
  Emerging Growth                                 24,538,874          1,465,462
  High Income                                      7,466,587            781,443
  World Government                                    67,890              6,081
Investments in Montgomery Variable Funds:
  Emerging Markets                                   619,647             81,099
  Growth                                             600,571             33,166
Investments in Strong Variable Insurance
    Funds:
  Discovery II                                       355,917             27,483
  International II                                 1,195,189            124,186
Investments in American Century Investments:
  VP Balanced                                      1,090,338             70,538
  VP Growth                                        1,719,518            109,648
Investments in Van Eck Worldwide Insurance
    Trust:
  Bond                                               248,796             22,665
  Hard Assets                                        195,093             21,684




    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                            ATTRIBUTABLE TO
                                                                                                             FORTIS BENEFITS
                                                                                         NET ASSETS AT          INSURANCE
                                                      SHARES              COST           MARKET VALUE           COMPANY
Investments in Neuberger & Berman, Inc.:
  AMT Limited Maturity Bond                           45,511     $        594,197    $         600,292       $          -
  AMT Partners                                        68,739            1,192,959            1,111,505                  -
Investments in INVESCO, Inc.:
  Health & Sciences                                  293,477            5,813,094            6,130,745                  -
  Industrial Income                                  125,893            2,676,019            2,607,238                  -
  Technology                                         428,490           17,136,872           12,156,249                  -
Investments in Kelmoore Strategy:
  Variable Fund                                       25,343              254,060              254,190                  -
  Variable Eagle Fund                                  9,803               98,221               98,324                  -
                                                                 ----------------    -----------------       ------------
Totals                                                           $  3,612,379,309    $   4,037,173,625       $ 19,846,726
                                                                 ================    =================       ============



                                              ATTRIBUTABLE TO        ACCUMULATION
                                             VARIABLE ANNUITY           UNITS
                                                CONTRACTS            OUTSTANDING
Investments in Neuberger & Berman, Inc.:
  AMT Limited Maturity Bond                  $       600,292               51,235
  AMT Partners                                     1,111,505               80,103
Investments in INVESCO, Inc.:
  Health & Sciences                                6,130,745              288,697
  Industrial Income                                2,607,238              156,986
  Technology                                      12,156,249              431,915
Investments in Kelmoore Strategy:
  Variable Fund                                      254,190               25,381
  Variable Eagle Fund                                 98,324                9,817
                                             ---------------       --------------
Totals                                       $ 4,017,326,899          486,494,104
                                             ===============       ==============


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                            FORTIS            FORTIS U.S.          FORTIS
                                                            GROWTH            GOVERNMENT           MONEY
                                                             STOCK            SECURITIES           MARKET
OPERATIONS
Dividend income                                        $  115,436,415     $    7,617,281    $     3,765,277
Mortality and expense and administrative
    charges                                               (10,598,443)        (1,620,635)        (1,097,322)
Net realized gain (loss) on investments                    19,029,609         (1,167,253)         1,442,396
Net unrealized appreciation (depreciation) of
    investments during the year                          (105,655,263)         6,977,878           (319,174)
                                                       --------------     --------------    ---------------
Net increase (decrease) in net assets resulting
    from operations                                    $   18,212,318     $   11,807,271    $     3,791,177
                                                       ==============     ===============   ===============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                        $   18,212,318     $   11,807,271    $     3,791,177
                                                       --------------     --------------    ---------------
Capital transactions:
  Purchase of Variable Account units                       33,341,454         12,879,334        110,060,904
  Redemption of Variable Account units                    (45,423,085)       (27,088,145)      (140,521,964)
  Redemptions for mortality and expense and
      administrative charges                               10,598,443          1,620,635          1,097,322
  Funding of subaccount by Fortis Benefits
      Insurance Company                                             -                  -                  -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                              -                  -                  -
  Dividend income distribution to Fortis
      Benefits Insurance Company                                    -                  -                  -
                                                       --------------     --------------    ---------------
    Net increase (decrease) from capital
        transactions                                       (1,483,188)       (12,588,176)       (29,363,738)
                                                       --------------     --------------    ---------------
Net increase (decrease) in net assets                      16,729,130           (780,905)       (25,572,561)

Net assets at beginning of year                           707,418,737        128,984,676        106,849,478
                                                       --------------     --------------    ---------------
Net assets at end of year                              $  724,147,867     $  128,203,771     $   81,276,917
                                                       ==============     ==============    ===============



                                                          FORTIS               FORTIS              FORTIS            FORTIS
                                                           ASSET            DIVERSIFIED            GLOBAL          AGGRESSIVE
                                                         ALLOCATION            INCOME              GROWTH            GROWTH
OPERATIONS
Dividend income                                        $   95,504,709     $    6,689,026      $  38,539,443     $    55,510,091
Mortality and expense and administrative
    charges                                                (8,176,812)        (1,153,452)        (4,576,140)         (3,674,059)
Net realized gain (loss) on investments                    10,604,950         (1,365,648)        28,823,194          10,723,677
Net unrealized appreciation (depreciation) of
    investments during the year                          (105,022,757)           743,006       (130,661,038)       (119,258,277)
                                                       --------------     --------------      -------------     ---------------
Net increase (decrease) in net assets resulting
    from operations                                    $   (7,089,910)    $    4,912,932      $ (67,874,541)    $   (56,698,568)
                                                       ==============     ==============      =============     ===============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                        $   (7,089,910)    $    4,912,932      $ (67,874,541)    $   (56,698,568)
                                                       --------------     --------------      -------------     ---------------
Capital transactions:
  Purchase of Variable Account units                       23,901,447          1,758,935         77,997,702         109,499,770
  Redemption of Variable Account units                    (44,808,396)       (19,921,354)       (65,661,592)        (27,062,457)
  Redemptions for mortality and expense and
      administrative charges                                8,176,812          1,153,452          4,576,140           3,674,059
  Funding of subaccount by Fortis Benefits
      Insurance Company                                             -                  -                  -                   -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                              -                  -                  -                   -
  Dividend income distribution to Fortis
      Benefits Insurance Company                                    -                  -                  -                   -
                                                       --------------     --------------      -------------     ---------------
    Net increase (decrease) from capital
        transactions                                      (12,730,137)       (17,008,967)        16,912,250          86,111,372
                                                       --------------     --------------      -------------     ---------------
Net increase (decrease) in net assets                     (19,820,047)       (12,096,035)       (50,962,291)         29,412,804

Net assets at beginning of year                           607,857,655         93,808,829        337,030,166         213,523,620
                                                       --------------     --------------      -------------     ---------------
Net assets at end of year                              $  588,037,608     $   81,712,794      $ 286,067,875     $   242,936,424
                                                       ==============     ==============      =============     ===============


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                FORTIS                  FORTIS
                                                                                             INTERNATIONAL           MULTISECTOR
                                                       FORTIS             FORTIS               STOCK II                  BOND
                                                      GROWTH &             HIGH            (FORMERLY GLOBAL           (FORMERLY
                                                       INCOME              YIELD           ASSET ALLOCATION)         GLOBAL BOND)
OPERATIONS
Dividend income                                    $    34,368,921    $     5,724,993      $     3,187,427        $       343,484
Mortality and expense and administrative
    charges                                             (3,272,121)         (730,197)             (595,577)              (238,960)
Net realized gain (loss) on investments                 12,183,257         (2,286,046)             611,583               (301,922)
Net unrealized appreciation (depreciation) of
    investments during the year                        (34,620,997)        (6,814,869)          (7,507,640)               622,597
                                                   ---------------    ---------------      ---------------        ---------------
Net increase (decrease) in net assets resulting
    from operations                                $     8,659,060    $    (4,106,119)     $    (4,304,207)       $       425,199
                                                   ===============    ===============      ===============        ===============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                    $     8,659,060    $    (4,106,119)     $    (4,304,207)       $       425,199
                                                   ---------------    ---------------      ---------------        ---------------
Capital transactions:
  Purchase of Variable Account units                     1,512,968          4,013,228            1,702,573              4,041,432
  Redemption of Variable Account units                 (43,616,464)       (14,876,144)         (14,154,194)            (2,781,048)
  Redemptions for mortality and expense and
      administrative charges                             3,272,121            730,197              595,577                238,960
  Funding of subaccount by Fortis Benefits
      Insurance Company                                          -                  -                    -                      -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                           -                  -           (3,939,373)            (5,208,256)
  Dividend income distribution to Fortis
      Benefits Insurance Company                                 -                  -                    -                      -
                                                   ---------------    ---------------      ---------------        ---------------
    Net increase (decrease) from capital
        transactions                                   (38,831,375)       (10,132,719)         (15,795,417)            (3,708,912)
                                                   ---------------    ---------------      ---------------        ---------------
Net increase (decrease) in net assets                  (30,172,315)       (14,238,838)         (20,099,624)            (3,283,713)
Net assets at beginning of year                        263,748,319         61,249,180           56,954,204             22,968,150
                                                   ---------------    ---------------      ---------------        ---------------
Net assets at end of year                          $   233,576,004    $    47,010,342      $    36,854,580        $    19,684,437
                                                   ===============    ===============      ===============        ===============



                                                         FORTIS
                                                     INTERNATIONAL          FORTIS             FORTIS
                                                         STOCK              VALUE             S & P 500
OPERATIONS
Dividend income                                    $      7,768,795    $    4,990,562      $     5,970,730
Mortality and expense and administrative
    charges                                              (1,490,302)       (1,020,012)          (4,355,062)
Net realized gain (loss) on investments                   1,707,857         1,884,519            7,378,378
Net unrealized appreciation (depreciation) of
    investments during the year                         (20,489,899)        6,156,606          (45,717,365)
                                                   ----------------    --------------      ---------------
Net increase (decrease) in net assets resulting
    from operations                                $    (12,503,549)   $   12,011,675      $   (36,723,319)
                                                   ================    ==============      ===============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                    $    (12,503,549)   $   12,011,675      $   (36,723,319)
                                                   ----------------    --------------      ---------------
Capital transactions:
  Purchase of Variable Account units                     23,193,571         8,234,738           64,860,316
  Redemption of Variable Account units                  (12,019,030)      (12,167,598)         (62,854,725)
  Redemptions for mortality and expense and
      administrative charges                              1,490,302         1,020,012            4,355,062
  Funding of subaccount by Fortis Benefits
      Insurance Company                                           -                 -                    -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                            -                 -                    -
  Dividend income distribution to Fortis
      Benefits Insurance Company                                  -                 -                    -
                                                   ----------------    --------------      ---------------
    Net increase (decrease) from capital
        transactions                                     12,664,843        (2,912,848)           6,360,653
                                                   ----------------    --------------      ---------------
Net increase (decrease) in net assets                       161,294         9,098,827          (30,362,666)

Net assets at beginning of year                         108,925,301        76,592,910          335,023,114
                                                   ----------------    --------------      ---------------
Net assets at end of year                          $    109,086,595    $   85,691,737      $   304,660,448
                                                   ================    ==============      ===============




    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                             FORTIS            FORTIS             FORTIS              FORTIS
                                                           BLUE CHIP          MID CAP            LARGE CAP           SMALL CAP
                                                             STOCK              STOCK             GROWTH               VALUE
OPERATIONS
Dividend income                                        $    20,376,299    $     4,642,725    $     3,557,944       $   4,167,777
Mortality and expense and administrative
    charges                                                 (3,167,237)          (328,324)        (1,125,146)           (477,314)
Net realized gain (loss) on investments                      6,508,229            191,896          2,216,579             461,021
Net unrealized appreciation (depreciation) of
    investments during the year                            (33,726,821)        (3,074,569)       (22,859,684)          4,676,172
                                                       ---------------    ---------------    ---------------       -------------
Net increase (decrease) in net assets resulting
    from operations                                    $   (10,009,530)   $     1,431,728    $   (18,210,307)      $   8,827,656
                                                       ===============    ===============    ===============       =============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                        $   (10,009,530)   $     1,431,728    $   (18,210,307)      $   8,827,656
                                                       ---------------    ---------------    ---------------       -------------
Capital transactions:
  Purchase of Variable Account units                        32,509,095         15,683,661         40,094,007          11,756,863
  Redemption of Variable Account units                     (11,231,376)        (2,615,354)       (7,162,995)          (3,811,269)
  Redemptions for mortality and expense and
      administrative charges                                 3,167,237            328,324          1,125,146             477,314
  Funding of subaccount by Fortis Benefits
      Insurance Company                                              -                  -                  -                   -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                      (7,081,948)        (4,701,693)       (5,976,712)          (4,203,407)
  Dividend income distribution to Fortis
      Benefits Insurance Company                                     -                  -                  -                   -
                                                       ---------------    ---------------    ---------------       -------------
    Net increase (decrease) from capital
        transactions                                        17,363,008          8,694,938         28,079,446           4,219,501
                                                       ---------------    ---------------    ---------------       -------------
Net increase (decrease) in net assets                        7,353,478         10,126,666          9,869,139          13,047,157

Net assets at beginning of year                            224,955,877         20,783,004         70,461,944          32,919,462
                                                       ---------------    ---------------    ---------------       -------------
Net assets at end of year                              $   232,309,355    $    30,909,670    $    80,331,083       $  45,966,619
                                                       ===============    ===============    ===============       =============

                                                            FORTIS              FORTIS
                                                            GLOBAL            INVESTORS           FORTIS
                                                           EQUITY *            GROWTH *        BLUE CHIP II *
OPERATIONS
Dividend income                                        $        44,987     $       10,047    $             -
Mortality and expense and administrative
    charges                                                    (17,886)           (30,817)           (45,556)
Net realized gain (loss) on investments                        (49,132)           (55,212)           (72,960)
Net unrealized appreciation (depreciation) of
    investments during the year                               (372,411)          (894,423)        (1,307,196)
                                                       ---------------     --------------    ---------------
Net increase (decrease) in net assets resulting
    from operations                                    $      (394,442)    $     (970,405)   $    (1,425,712)
                                                       ===============     ==============    ===============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                        $      (394,442)    $     (970,405)   $    (1,425,712)
                                                       ---------------     --------------    ---------------
Capital transactions:
  Purchase of Variable Account units                         4,404,264          7,684,732         12,518,100
  Redemption of Variable Account units                        (764,629)           (98,438)        (1,103,562)
  Redemptions for mortality and expense and
      administrative charges                                    17,886             30,817             45,556
  Funding of subaccount by Fortis Benefits
      Insurance Company                                      5,600,000          5,600,000          4,000,000
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                        (800,000)          (800,000)          (800,000)
  Dividend income distribution to Fortis
      Benefits Insurance Company                                     -                  -                  -
                                                       ---------------     --------------    ---------------
    Net increase (decrease) from capital
        transactions                                         8,457,521         12,417,111         14,660,094
                                                       ---------------     --------------    ---------------
Net increase (decrease) in net assets                        8,063,079         11,446,706         13,234,382

Net assets at beginning of year                                      -                  -                  -
                                                       ---------------     --------------    ---------------
Net assets at end of year                              $     8,063,079     $   11,446,706    $    13,234,382
                                                       ===============     ==============    ===============



* For the period from May 1, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000

                                                        FORTIS               FORTIS                               WELLS FARGO
                                                       CAPITAL              AMERICAN         WELLS FARGO           CORPORATE
                                                    OPPORTUNITIES *        LEADERS *          LARGE CAP              BOND
OPERATIONS
Dividend income                                    $             -       $      60,370     $            -      $    1,933,709
Mortality and expense and administrative
    charges                                                (41,905)            (12,550)        (1,018,239)           (409,922)
Net realized gain (loss) on investments                    (61,414)             46,521            730,093            (681,957)
Net unrealized appreciation (depreciation) of
    investments during the year                         (1,133,577)            301,821         (1,714,213)          1,685,759
                                                   ---------------       -------------     --------------      --------------
Net increase (decrease) in net assets resulting
    from operations                                $    (1,236,896)      $     396,162     $   (2,002,359)     $    2,527,589
                                                   ===============       =============     ==============      ==============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                    $    (1,236,896)      $     396,162     $   (2,002,359)     $    2,527,589
                                                   ---------------       -------------     --------------      --------------
Capital transactions:
  Purchase of Variable Account units                    10,321,441           3,135,400         30,403,252           2,474,653
  Redemption of Variable Account units                     (56,011)           (132,038)        (5,164,724)         (6,828,816)
  Redemptions for mortality and expense and
      administrative charges                                41,905              12,550          1,018,239             409,922
  Funding of subaccount by Fortis Benefits
      Insurance Company                                  5,600,000           4,000,000                  -                   -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                    (800,000)           (800,000)                 -                   -
  Dividend income distribution to Fortis
      Benefits Insurance Company                                 -                   -                  -                   -
                                                   ---------------       -------------     --------------      --------------
    Net increase (decrease) from capital
        transactions                                    15,107,335           6,215,912         26,256,767          (3,944,241)
                                                   ---------------       -------------     --------------      --------------
Net increase (decrease) in net assets                   13,870,439           6,612,074         24,254,408          (1,416,652)

Net assets at beginning of year                                  -                   -         48,728,059          30,994,498
                                                   ---------------       -------------     --------------      --------------
Net assets at end of year                          $    13,870,439       $   6,612,074    $    72,982,467       $  29,577,846
                                                   ===============       =============     ==============      ==============

                                                                            WELLS FARGO
                                                      WELLS FARGO            EQUITY          WELLS FARGO
                                                      SMALL CAP              INCOME             GROWTH
OPERATIONS
Dividend income                                    $      4,705,602      $   2,861,486      $       39,190
Mortality and expense and administrative
    charges                                                (297,655)        (1,468,529)             (5,057)
Net realized gain (loss) on investments                     554,437          3,154,772              (3,500)
Net unrealized appreciation (depreciation) of
    investments during the year                         (10,283,591)        (4,789,027)            (99,650)
                                                   ----------------      -------------       -------------
Net increase (decrease) in net assets resulting
    from operations                                $     (5,321,207)     $    (241,298)      $     (69,017)
                                                   ================      =============       =============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                    $     (5,321,207)     $    (241,298)      $     (69,017)
                                                   ----------------      -------------       -------------
Capital transactions:
  Purchase of Variable Account units                      4,620,702          6,530,302             592,903
  Redemption of Variable Account units                   (2,368,460)       (30,392,095)            (82,424)
  Redemptions for mortality and expense and
      administrative charges                                297,655          1,468,529               5,057
  Funding of subaccount by Fortis Benefits
      Insurance Company                                           -                  -                   -
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                            -                  -                   -
  Dividend income distribution to Fortis
      Benefits Insurance Company                                  -                  -                   -
                                                   ----------------      -------------       -------------
    Net increase (decrease) from capital
        transactions                                      2,549,897        (22,393,264)            515,536
                                                   ----------------      -------------       -------------
Net increase (decrease) in net assets                    (2,771,310)       (22,634,562)            446,519

Net assets at beginning of year                          19,439,003        126,470,048              61,191
                                                   ----------------      -------------       -------------
Net assets at end of year                          $     16,667,693      $ 103,835,486       $     507,710
                                                   ================      =============       =============



* For the period from May 1, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                      WELLS FARGO       WELLS FARGO
                                                        EQUITY             ASSET          WELLS FARGO         SCUDDER
                                                         VALUE          ALLOCATION     INTERNATIONAL **    INTERNATIONAL

OPERATIONS
Dividend income                                       $   2,699        $   313,740        $     120        $  1,021,042
Mortality and expense and administrative
    charges                                              (5,404)           (68,851)            (294)           (125,950)
Net realized gain (loss) on investments                   5,593                836           (2,914)            286,497
Net unrealized appreciation (depreciation) of
    investments during the year                          23,525           (397,570)          (2,351)         (3,584,202)
                                                      ---------        -----------        ---------        ------------

Net increase (decrease) in net assets resulting
    from operations                                   $  26,413        $  (151,845)       $  (5,439)       $ (2,402,613)
                                                      =========        ===========        =========        ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $  26,413        $  (151,845)       $  (5,439)       $ (2,402,613)
                                                      ---------        -----------        ---------        ------------

Capital transactions:
  Purchase of Variable Account units                    604,073          6,712,145          100,703             349,636
  Redemption of Variable Account units                 (142,171)          (257,132)         (38,758)         (2,042,633)
  Redemptions for mortality and expense and
      administrative charges                              5,404             68,851              294             125,950
  Funding of subaccount by Fortis Benefits
      Insurance Company                                    --                 --               --                  --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                     --                 --               --                  --
  Dividend income distribution to Fortis
      Benefits Insurance Company                           --                 --               --                  --
                                                      ---------        -----------        ---------        ------------
    Net increase (decrease) from capital
        transactions                                    467,306          6,523,864           62,239          (1,567,047)
                                                      ---------        -----------        ---------        ------------

Net increase (decrease) in net assets                   493,719          6,372,019           56,800          (3,969,660)

Net assets at beginning of year                         101,743          1,223,699             --            11,127,614
                                                      ---------        -----------        ---------        ------------

Net assets at end of year                             $ 595,462        $ 7,595,718        $  56,800        $  7,157,954
                                                      =========        ===========        =========        ============


                                                                             AIM V.I.            ALLIANCE
                                                         AIM V.I.          INTERNATIONAL          MONEY
                                                          VALUE               EQUITY              MARKET
OPERATIONS
Dividend income                                       $  1,341,667        $   449,018        $   1,244,916
Mortality and expense and administrative
    charges                                               (428,274)           (96,968)             (96,908)
Net realized gain (loss) on investments                     93,093             49,405                1,030
Net unrealized appreciation (depreciation) of
    investments during the year                         (6,532,583)        (2,661,755)              (6,651)
                                                      ------------        -----------        -------------

Net increase (decrease) in net assets resulting
    from operations                                   $ (5,526,097)       $(2,260,300)       $   1,142,387
                                                      ============        ===========        =============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $ (5,526,097)       $(2,260,300)       $   1,142,387
                                                      ------------        -----------        -------------

Capital transactions:
  Purchase of Variable Account units                    10,576,174          3,766,080          173,722,278
  Redemption of Variable Account units                  (1,274,031)          (813,562)        (167,666,091)
  Redemptions for mortality and expense and
      administrative charges                               428,274             96,968               96,908
  Funding of subaccount by Fortis Benefits
      Insurance Company                                       --                 --                   --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                        --                 --                   --
  Dividend income distribution to Fortis
      Benefits Insurance Company                              --                 --                   --
                                                      ------------        -----------        -------------

    Net increase (decrease) from capital
        transactions                                     9,730,417          3,049,486            6,153,095
                                                      ------------        -----------        -------------

Net increase (decrease) in net assets                    4,204,320            789,186            7,295,482

Net assets at beginning of year                         25,327,469          5,830,853           16,161,244
                                                      ------------        -----------        -------------

Net assets at end of year                             $ 29,531,789        $ 6,620,039        $  23,456,726
                                                      ============        ===========        =============


** For the period from June 30, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                            ALLIANCE
                                                         ALLIANCE            PREMIER            SAFECO             SAFECO
                                                      INTERNATIONAL          GROWTH             GROWTH             EQUITY

OPERATIONS
Dividend income                                       $    135,256        $   512,283        $   351,430        $    22,519
Mortality and expense and administrative
    charges                                                 (9,325)           (41,358)           (17,642)           (13,691)
Net realized gain (loss) on investments                    175,829            437,155            162,071             (2,692)
Net unrealized appreciation (depreciation) of
    investments during the year                           (108,001)        (2,807,043)          (759,497)          (383,323)
                                                      ------------        -----------        -----------        -----------

Net increase (decrease) in net assets resulting
    from operations                                   $    193,759        $(1,898,963)       $  (263,638)       $  (377,187)
                                                      ============        ===========        ===========        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $    193,759        $(1,898,963)       $  (263,638)       $  (377,187)
                                                      ------------        -----------        -----------        -----------

Capital transactions:
  Purchase of Variable Account units                    67,459,692          8,787,469          2,907,659          1,844,172
  Redemption of Variable Account units                 (67,838,597)        (6,739,376)        (3,572,934)        (1,946,070)
  Redemptions for mortality and expense and
      administrative charges                                 9,325             41,358             17,642             13,691
  Funding of subaccount by Fortis Benefits
      Insurance Company                                       --                 --                 --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                        --                 --                 --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                              --                 --                 --                 --
                                                      ------------        -----------        -----------        -----------

    Net increase (decrease) from capital
        transactions                                      (369,580)         2,089,451           (647,633)           (88,207)
                                                      ------------        -----------        -----------        -----------

Net increase (decrease) in net assets                     (175,821)           190,488           (911,271)          (465,394)

Net assets at beginning of year                          1,936,820          8,322,024          4,137,039          3,389,495
                                                      ------------        -----------        -----------        -----------

Net assets at end of year                             $  1,760,999        $ 8,512,512        $ 3,225,768        $ 2,924,101
                                                      ============        ===========        ===========        ===========

                                                      FEDERATED U.S.        FEDERATED
                                                        GOVERNMENT         HIGH INCOME         FEDERATED
                                                      SECURITIES II       BOND FUND II         UTILITY II
OPERATIONS
Dividend income                                       $    314,437        $    787,392        $    418,976
Mortality and expense and administrative
    charges                                                (82,761)           (116,853)           (121,580)
Net realized gain (loss) on investments                     45,526            (193,467)           (125,671)
Net unrealized appreciation (depreciation) of
    investments during the year                            522,685          (1,529,401)         (1,295,762)
                                                      ------------        ------------        ------------

Net increase (decrease) in net assets resulting
    from operations                                   $    799,887        $ (1,052,329)       $ (1,124,037)
                                                      ============        ============        ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $    799,887        $ (1,052,329)       $ (1,124,037)
                                                      ------------        ------------        ------------

Capital transactions:
  Purchase of Variable Account units                     8,220,007          12,607,325           8,699,463
  Redemption of Variable Account units                  (3,580,604)         (9,281,299)         (3,505,847)
  Redemptions for mortality and expense and
      administrative charges                                82,761             116,853             121,580
  Funding of subaccount by Fortis Benefits
      Insurance Company                                       --                  --                  --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                        --                  --                  --
  Dividend income distribution to Fortis
      Benefits Insurance Company                              --                  --                  --
                                                      ------------        ------------        ------------

    Net increase (decrease) from capital
        transactions                                     4,722,164           3,442,879           5,315,196
                                                      ------------        ------------        ------------

Net increase (decrease) in net assets                    5,522,051           2,390,550           4,191,159

Net assets at beginning of year                          4,805,781           8,654,583           6,628,581
                                                      ------------        ------------        ------------

Net assets at end of year                             $ 10,327,832        $ 11,045,133        $ 10,819,740
                                                      ============        ============        ============



    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       FEDERATED             FEDERATED         FEDERATED            FEDERATED
                                                        AMERICAN              EQUITY             GROWTH           INTERNATIONAL
                                                       LEADERS II             INCOME           STRATEGIES            EQUITY
OPERATIONS
Dividend income                                       $  1,934,161        $    345,753        $  2,539,754        $  2,213,583
Mortality and expense and administrative
    charges                                               (792,002)           (555,719)           (555,722)           (235,792)
Net realized gain (loss) on investments                       (312)             (1,161)            (13,712)              2,805
Net unrealized appreciation (depreciation) of
    investments during the year                            918,150          (6,930,881)        (14,020,653)         (7,748,997)
                                                      ------------        ------------        ------------        ------------

Net increase (decrease) in net assets resulting
    from operations                                   $  2,059,997        $ (7,142,008)       $(12,050,333)       $ (5,768,401)
                                                      ============        ============        ============        ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $  2,059,997        $ (7,142,008)       $(12,050,333)       $ (5,768,401)
                                                      ------------        ------------        ------------        ------------

Capital transactions:
  Purchase of Variable Account units                    46,663,203          33,803,679          35,661,750          17,264,219
  Redemption of Variable Account units                  (8,714,497)           (162,329)           (187,931)            (15,291)
  Redemptions for mortality and expense and
      administrative charges                               792,002             555,719             555,722             235,792
  Funding of subaccount by Fortis Benefits
      Insurance Company                                       --                  --                  --                  --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                        --                  --                  --                  --
  Dividend income distribution to Fortis
      Benefits Insurance Company                              --                  --                  --                  --
                                                      ------------        ------------        ------------        ------------

    Net increase (decrease) from capital
        transactions                                    38,740,708          34,197,069          36,029,541          17,484,720
                                                      ------------        ------------        ------------        ------------

Net increase (decrease) in net assets                   40,800,705          27,055,061          23,979,208          11,716,319

Net assets at beginning of year                         38,948,608          24,003,571          24,460,416          10,346,692
                                                      ------------        ------------        ------------        ------------

Net assets at end of year                             $ 79,749,313        $ 51,058,632        $ 48,439,624        $ 22,063,011
                                                      ============        ============        ============        ============

                                                       FEDERATED           FEDERATED         FEDERATED
                                                         MONEY             STRATEGIC         SMALL CAP
                                                          FUND              INCOME           STRATEGIES
OPERATIONS
Dividend income                                       $    79,784        $    46,925        $   125,084
Mortality and expense and administrative
    charges                                               (18,137)           (20,346)           (55,360)
Net realized gain (loss) on investments                       (18)            (2,767)           (17,300)
Net unrealized appreciation (depreciation) of
    investments during the year                              (383)          (166,185)        (1,816,876)
                                                      -----------        -----------        -----------

Net increase (decrease) in net assets resulting
    from operations                                   $    61,246        $  (142,373)       $(1,764,452)
                                                      ===========        ===========        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $    61,246        $  (142,373)       $(1,764,452)
                                                      -----------        -----------        -----------

Capital transactions:
  Purchase of Variable Account units                    3,883,841          1,904,485          6,578,134
  Redemption of Variable Account units                 (3,329,935)          (558,410)          (101,529)
  Redemptions for mortality and expense and
      administrative charges                               18,137             20,346             55,360
  Funding of subaccount by Fortis Benefits
      Insurance Company                                      --                 --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                       --                 --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                             --                 --                 --
                                                      -----------        -----------        -----------

    Net increase (decrease) from capital
        transactions                                      572,043          1,366,421          6,531,965
                                                      -----------        -----------        -----------

Net increase (decrease) in net assets                     633,289          1,224,048          4,767,513

Net assets at beginning of year                         1,277,722            601,736          1,193,860
                                                      -----------        -----------        -----------

Net assets at end of year                             $ 1,911,011        $ 1,825,784        $ 5,961,373
                                                      ===========        ===========        ===========



    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       FEDERATED                             FEDERATED        LEXINGTON
                                                        QUALITY         FEDERATED          INTERNATIONAL       NATURAL
                                                       BOND ***       LARGE CAP ***        SMALL CO. ***      RESOURCES

OPERATIONS
Dividend income                                       $    --          $      --          $      --          $     1,381
Mortality and expense and administrative
    charges                                                (702)           (14,320)            (4,405)            (1,975)
Net realized gain (loss) on investments                     290                110                (19)            (7,892)
Net unrealized appreciation (depreciation) of
    investments during the year                           9,477           (706,674)          (139,462)            67,824
                                                      ---------        -----------        -----------        -----------

Net increase (decrease) in net assets resulting
    from operations                                   $   9,065        $  (720,884)       $  (143,886)       $    59,338
                                                      =========        ===========        ===========        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $   9,065        $  (720,884)       $  (143,886)       $    59,338
                                                      ---------        -----------        -----------        -----------

Capital transactions:
  Purchase of Variable Account units                    350,943          4,858,040          1,326,488          3,203,236
  Redemption of Variable Account units                  (11,835)            (3,083)            (2,947)        (3,703,011)
  Redemptions for mortality and expense and
      administrative charges                                702             14,320              4,405              1,975
  Funding of subaccount by Fortis Benefits
      Insurance Company                                    --                 --                 --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                     --                 --                 --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                           --                 --                 --                 --
                                                      ---------        -----------        -----------        -----------

    Net increase (decrease) from capital
        transactions                                    339,810          4,869,277          1,327,946           (497,800)
                                                      ---------        -----------        -----------        -----------

Net increase (decrease) in net assets                   348,875          4,148,393          1,184,060           (438,462)

Net assets at beginning of year                            --                 --                 --              917,767
                                                      ---------        -----------        -----------        -----------

Net assets at end of year                             $ 348,875        $ 4,148,393        $ 1,184,060        $   479,305
                                                      =========        ===========        ===========        ===========

                                                      LEXINGTON             MFS
                                                       EMERGING          EMERGING            MFS HIGH
                                                       MARKETS            GROWTH              INCOME

OPERATIONS
Dividend income                                       $    --          $  1,369,079        $   613,809
Mortality and expense and administrative
    charges                                                (370)           (315,212)           (98,883)
Net realized gain (loss) on investments                  41,342           1,060,420           (143,003)
Net unrealized appreciation (depreciation) of
    investments during the year                         (71,690)         (8,250,615)          (989,159)
                                                      ---------        ------------        -----------

Net increase (decrease) in net assets resulting
    from operations                                   $ (30,718)       $ (6,136,328)       $  (617,236)
                                                      =========        ============        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $ (30,718)       $ (6,136,328)       $  (617,236)
                                                      ---------        ------------        -----------

Capital transactions:
  Purchase of Variable Account units                    211,233          16,409,070          5,082,226
  Redemption of Variable Account units                 (257,728)         (8,402,567)        (5,305,660)
  Redemptions for mortality and expense and
      administrative charges                                370             315,212             98,883
  Funding of subaccount by Fortis Benefits
      Insurance Company                                    --                  --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                     --                  --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                           --                  --                 --
                                                      ---------        ------------        -----------

    Net increase (decrease) from capital
        transactions                                    (46,125)          8,321,715           (124,551)
                                                      ---------        ------------        -----------

Net increase (decrease) in net assets                   (76,843)          2,185,387           (741,787)

Net assets at beginning of year                         131,543          22,353,487          8,208,374
                                                      ---------        ------------        -----------

Net assets at end of year                             $  54,700        $ 24,538,874        $ 7,466,587
                                                      =========        ============        ===========

*** For the period from May 1, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000

                                                          MFS            MONTGOMERY
                                                         WORLD            EMERGING        MONTGOMERY           STRONG
                                                      GOVERNMENT          MARKETS           GROWTH          DISCOVERY II
OPERATIONS
Dividend income                                       $   1,392        $       --          $  42,084        $      --
Mortality and expense and administrative
    charges                                                (257)             (4,348)          (2,675)            (1,991)
Net realized gain (loss) on investments                   2,027             (46,084)           9,660             39,390
Net unrealized appreciation (depreciation) of
    investments during the year                           1,408            (102,787)        (117,420)           (64,058)
                                                      ---------        ------------        ---------        -----------

Net increase (decrease) in net assets resulting
    from operations                                   $   4,570        $   (153,219)       $ (68,351)       $   (26,659)
                                                      =========        ============        =========        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $   4,570        $   (153,219)       $ (68,351)       $   (26,659)
                                                      ---------        ------------        ---------        -----------

Capital transactions:
  Purchase of Variable Account units                    366,168          24,155,648          735,169          1,318,611
  Redemption of Variable Account units                 (330,879)        (24,412,588)        (543,744)        (1,213,302)
  Redemptions for mortality and expense and
      administrative charges                                257               4,348            2,675              1,991
  Funding of subaccount by Fortis Benefits
      Insurance Company                                    --                  --               --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                     --                  --               --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                           --                  --               --                 --
                                                      ---------        ------------        ---------        -----------

    Net increase (decrease) from capital
        transactions                                     35,546            (252,592)         194,100            107,300
                                                      ---------        ------------        ---------        -----------

Net increase (decrease) in net assets                    40,116            (405,811)         125,749             80,641

Net assets at beginning of year                          27,774           1,025,458          474,822            275,276
                                                      ---------        ------------        ---------        -----------

Net assets at end of year                             $  67,890        $    619,647        $ 600,571        $   355,917
                                                      =========        ============        =========        ===========

                                                                            AMERICAN           AMERICAN
                                                         STRONG            CENTURY VP         CENTURY VP
                                                    INTERNATIONAL II        BALANCED            GROWTH
OPERATIONS
Dividend income                                       $       --          $    55,828        $    28,522
Mortality and expense and administrative
    charges                                                 (6,304)            (5,658)            (6,909)
Net realized gain (loss) on investments                    237,170            (28,212)           202,323
Net unrealized appreciation (depreciation) of
    investments during the year                           (481,121)           (48,523)          (312,209)
                                                      ------------        -----------        -----------

Net increase (decrease) in net assets resulting
    from operations                                   $   (250,255)       $   (26,565)       $   (88,273)
                                                      ============        ===========        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                       $   (250,255)       $   (26,565)       $   (88,273)
                                                      ------------        -----------        -----------

Capital transactions:
  Purchase of Variable Account units                    13,570,147          1,175,647          6,387,122
  Redemption of Variable Account units                 (14,835,847)        (1,547,641)        (5,328,715)
  Redemptions for mortality and expense and
      administrative charges                                 6,304              5,658              6,909
  Funding of subaccount by Fortis Benefits
      Insurance Company                                       --                 --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                        --                 --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                              --                 --                 --
                                                      ------------        -----------        -----------

    Net increase (decrease) from capital
        transactions                                    (1,259,396)          (366,336)         1,065,316
                                                      ------------        -----------        -----------

Net increase (decrease) in net assets                   (1,509,651)          (392,901)           977,043

Net assets at beginning of year                          2,704,840          1,483,239            742,475
                                                      ------------        -----------        -----------

Net assets at end of year                             $  1,195,189        $ 1,090,338        $ 1,719,518
                                                      ============        ===========        ===========


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                       NEUBERGER &
                                                                   VAN ECK            VAN ECK           BERMAN AMT       NEUBERGER &
                                                                  WORLDWIDE          WORLDWIDE           LIMITED         BERMAN AMT
                                                                     BOND           HARD ASSETS       MATURITY BOND       PARTNERS

OPERATIONS
Dividend income                                                  $    18,879        $     2,642        $  34,902        $   122,965
Mortality and expense and administrative
    charges                                                           (1,895)            (1,447)          (2,490)            (3,690)
Net realized gain (loss) on investments                              (32,286)            18,767           (7,160)           (17,441)
Net unrealized appreciation (depreciation) of
    investments during the year                                       15,035             (6,262)          10,070            (85,327)
                                                                 -----------        -----------        ---------        -----------

Net increase (decrease) in net assets resulting
    from operations                                              $      (267)       $    13,700        $  35,322        $    16,507
                                                                 ===========        ===========        =========        ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                  $      (267)       $    13,700        $  35,322        $    16,507
                                                                 -----------        -----------        ---------        -----------

Capital transactions:
  Purchase of Variable Account units                               3,291,797          6,535,102          288,928            644,412
  Redemption of Variable Account units                            (3,354,048)        (7,173,135)        (271,039)          (179,313)
  Redemptions for mortality and expense and
      administrative charges                                           1,895              1,447            2,490              3,690
  Funding of subaccount by Fortis Benefits
      Insurance Company                                                 --                 --               --                 --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                                  --                 --               --                 --
  Dividend income distribution to Fortis
      Benefits Insurance Company                                        --                 --               --                 --
                                                                 -----------        -----------        ---------        -----------

    Net increase (decrease) from capital
        transactions                                                 (60,356)          (636,586)          20,379            468,789
                                                                 -----------        -----------        ---------        -----------

Net increase (decrease) in net assets                                (60,623)          (622,886)          55,701            485,296

Net assets at beginning of year                                      309,419            817,979          544,591            626,209
                                                                 -----------        -----------        ---------        -----------

Net assets at end of year                                        $   248,796        $   195,093        $ 600,292        $ 1,111,505
                                                                 ===========        ===========        =========        ===========

                                                                              INVESCO               INVESCO
                                                                              HEALTH &             INDUSTRIAL            INVESCO
                                                                              SCIENCES               INCOME             TECHNOLOGY

OPERATIONS
Dividend income                                                             $      5,262          $   134,368          $     28,375
Mortality and expense and administrative
    charges                                                                      (18,821)              (6,109)              (68,107)
Net realized gain (loss) on investments                                          828,420               34,534             2,028,151
Net unrealized appreciation (depreciation) of
    investments during the year                                                  172,571             (110,400)           (7,977,902)
                                                                            ------------          -----------          ------------

Net increase (decrease) in net assets resulting
    from operations                                                         $    987,432          $    52,393          $ (5,989,483)
                                                                            ============          ===========          ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                             $    987,432          $    52,393          $ (5,989,483)
                                                                            ------------          -----------          ------------

Capital transactions:
  Purchase of Variable Account units                                          19,045,639            2,633,196            38,589,645
  Redemption of Variable Account units                                       (15,950,381)            (947,744)          (33,252,707)
  Redemptions for mortality and expense and
      administrative charges                                                      18,821                6,109                68,107
  Funding of subaccount by Fortis Benefits
      Insurance Company                                                             --                   --                    --
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                                              --                   --                    --
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                    --                   --                    --
                                                                            ------------          -----------          ------------

    Net increase (decrease) from capital
        transactions                                                           3,114,079            1,691,561             5,405,045
                                                                            ------------          -----------          ------------

Net increase (decrease) in net assets                                          4,101,511            1,743,954              (584,438)

Net assets at beginning of year                                                2,029,234              863,284            12,740,687
                                                                            ------------          -----------          ------------

Net assets at end of year                                                   $  6,130,745          $ 2,607,238          $ 12,156,249
                                                                            ============          ===========          ============



    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                 KELMOORE                COMBINED
                                                                              KELMOORE           VARIABLE                VARIABLE
                                                                           VARIABLE ****        EAGLE ****               ACCOUNT
OPERATIONS
Dividend income                                                              $    --             $   --             $   444,477,317
Mortality and expense and administrative
    charges                                                                        (42)               (35)              (55,070,813)
Net realized gain (loss) on investments                                           --                 --                 107,328,257
Net unrealized appreciation (depreciation) of
    investments during the year                                                    130                103              (703,633,347)
                                                                             ---------           --------           ---------------

Net increase (decrease) in net assets resulting
    from operations                                                          $      88           $     68           $  (206,898,586)
                                                                             =========           ========           ===============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                              $      88           $     68           $  (206,898,586)
                                                                             ---------           --------           ---------------

Capital transactions:
  Purchase of Variable Account units                                           254,060             98,221             1,262,374,682
  Redemption of Variable Account units                                            --                 --              (1,013,565,328)
  Redemptions for mortality and expense and
      administrative charges                                                        42                 35                55,070,813
  Funding of subaccount by Fortis Benefits
      Insurance Company                                                           --                 --                  24,800,000
  Redemption of Fortis Benefits Insurance
      Company investment in subaccount                                            --                 --                 (35,111,389)
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                  --                 --                        --
                                                                             ---------           --------           ---------------

    Net increase (decrease) from capital
        transactions                                                           254,102             98,256               293,568,778
                                                                             ---------           --------           ---------------

Net increase (decrease) in net assets                                          254,190             98,324                86,670,192

Net assets at beginning of year                                                   --                 --               3,950,503,433
                                                                             ---------           --------           ---------------

Net assets at end of year                                                    $ 254,190           $ 98,324           $ 4,037,173,625
                                                                             =========           ========           ===============

**** For the period from December 12, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                 FORTIS           FORTIS U.S.          FORTIS             FORTIS
                                                                 GROWTH           GOVERNMENT           MONEY              ASSET
                                                                 STOCK            SECURITIES           MARKET           ALLOCATION
OPERATIONS
Dividend income                                              $ 156,278,060      $   7,341,601      $   2,857,701      $  52,954,375
Mortality and expense and administrative
    charges                                                     (7,253,321)        (1,829,055)        (1,055,231)        (7,448,244)
Net realized gain (loss) on investments                         38,796,330           (473,995)           417,343         15,517,181
Net unrealized appreciation (depreciation) of
    investments during the year                                 64,391,185         (9,573,286)           566,889         32,399,647
                                                             -------------      -------------      -------------      -------------

Net increase (decrease) in net assets resulting
    from operations                                          $ 252,212,254      $  (4,534,735)     $   2,786,702      $  93,422,959
                                                             =============      =============      =============      =============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                              $ 252,212,254      $  (4,534,735)     $   2,786,702      $  93,422,959
                                                             -------------      -------------      -------------      -------------

Capital transactions:
  Purchase of Variable Account units                             5,164,180         12,588,731        100,156,439         29,210,874
  Redemption of Variable Account units                         (98,848,155)       (22,667,841)       (64,268,081)       (58,609,370)
  Redemptions for mortality and expense and
      administrative charges                                     7,253,321          1,829,055          1,055,231          7,448,244
  Dividend income distribution to Fortis
      Benefits Insurance Company                                      --                 --                 --                 --
                                                             -------------      -------------      -------------      -------------

    Net increase (decrease) from capital
        transactions                                           (86,430,654)        (8,250,055)        36,943,589        (21,950,252)
                                                             -------------      -------------      -------------      -------------

Net increase (decrease) in net assets                          165,781,600        (12,784,790)        39,730,291         71,472,707

Net assets at beginning of year                                541,637,137        141,769,466         67,119,187        536,384,948
                                                             -------------      -------------      -------------      -------------

Net assets at end of year                                    $ 707,418,737      $ 128,984,676      $ 106,849,478      $ 607,857,655
                                                             =============      =============      =============      =============


                                                                           FORTIS                 FORTIS                 FORTIS
                                                                         DIVERSIFIED              GLOBAL               AGGRESSIVE
                                                                           INCOME                 GROWTH                 GROWTH
OPERATIONS
Dividend income                                                         $   6,588,253          $   6,231,012          $   4,272,056
Mortality and expense and administrative
    charges                                                                (1,347,702)            (3,494,668)            (1,633,787)
Net realized gain (loss) on investments                                      (450,747)            27,458,315              8,003,910
Net unrealized appreciation (depreciation) of
    investments during the year                                            (7,886,977)            93,670,078             97,554,749
                                                                        -------------          -------------          -------------

Net increase (decrease) in net assets resulting
    from operations                                                     $  (3,097,173)         $ 123,864,737          $ 108,196,928
                                                                        =============          =============          =============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                         $  (3,097,173)         $ 123,864,737          $ 108,196,928
                                                                        -------------          -------------          -------------

Capital transactions:
  Purchase of Variable Account units                                        6,766,415             13,910,010             24,360,173
  Redemption of Variable Account units                                    (17,836,999)           (66,121,442)           (18,643,812)
  Redemptions for mortality and expense and
      administrative charges                                                1,347,702              3,494,668              1,633,787
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                 --                     --                     --
                                                                        -------------          -------------          -------------

    Net increase (decrease) from capital
        transactions                                                       (9,722,882)           (48,716,764)             7,350,148
                                                                        -------------          -------------          -------------

Net increase (decrease) in net assets                                     (12,820,055)            75,147,973            115,547,076

Net assets at beginning of year                                           106,628,884            261,882,193             97,976,544
                                                                        -------------          -------------          -------------

Net assets at end of year                                               $  93,808,829          $ 337,030,166          $ 213,523,620
                                                                        =============          =============          =============



    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                       FORTIS             FORTIS
                                                                                                    INTERNATIONAL       MULTISECTOR
                                                                FORTIS              FORTIS            STOCK II             BOND
                                                               GROWTH &              HIGH         (FORMERLY GLOBAL       (FORMERLY
                                                                INCOME               YIELD        ASSET ALLOCATION)     GLOBAL BOND)
OPERATIONS
Dividend income                                              $  16,740,826       $  5,638,326       $  4,151,122       $    934,589
Mortality and expense and administrative
    charges                                                     (3,525,734)          (852,587)          (725,621)          (233,375)
Net realized gain (loss) on investments                         10,556,035           (540,865)           797,158           (163,594)
Net unrealized appreciation (depreciation) of
    investments during the year                                   (944,596)        (4,416,777)        (5,443,279)        (2,534,224)
                                                             -------------       ------------       ------------       ------------

Net increase (decrease) in net assets resulting
    from operations                                          $  22,826,531       $   (171,903)      $ (1,220,620)      $ (1,996,604)
                                                             =============       ============       ============       ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                              $  22,826,531       $   (171,903)      $ (1,220,620)      $ (1,996,604)
                                                             -------------       ------------       ------------       ------------

Capital transactions:
  Purchase of Variable Account units                             6,731,588          7,450,001          5,772,394          6,930,636
  Redemption of Variable Account units                         (35,318,719)       (11,427,963)        (7,483,000)        (4,592,843)
  Redemptions for mortality and expense and
      administrative charges                                     3,525,734            852,587            725,621            233,375
  Dividend income distribution to Fortis
      Benefits Insurance Company                                      --                 --             (310,930)          (224,878)
                                                             -------------       ------------       ------------       ------------

    Net increase (decrease) from capital
        transactions                                           (25,061,397)        (3,125,375)        (1,295,915)         2,346,290
                                                             -------------       ------------       ------------       ------------

Net increase (decrease) in net assets                           (2,234,866)        (3,297,278)        (2,516,535)           349,686

Net assets at beginning of year                                265,983,185         64,546,458         59,470,739         22,618,464
                                                             -------------       ------------       ------------       ------------

Net assets at end of year                                    $ 263,748,319       $ 61,249,180       $ 56,954,204       $ 22,968,150
                                                             =============       ============       ============       ============

                                                                             FORTIS
                                                                         INTERNATIONAL              FORTIS                 FORTIS
                                                                             STOCK                  VALUE                S & P 500
OPERATIONS
Dividend income                                                          $     118,653          $     55,659          $      47,291
Mortality and expense and administrative
    charges                                                                 (1,171,613)           (1,000,548)            (3,567,274)
Net realized gain (loss) on investments                                      2,066,505             1,028,902              2,830,868
Net unrealized appreciation (depreciation) of
    investments during the year                                             17,734,463             5,071,121             47,715,826
                                                                         -------------          ------------          -------------

Net increase (decrease) in net assets resulting
    from operations                                                      $  18,748,008          $  5,155,134          $  47,026,711
                                                                         =============          ============          =============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                          $  18,748,008          $  5,155,134          $  47,026,711
                                                                         -------------          ------------          -------------
Capital transactions:
  Purchase of Variable Account units                                        24,277,772             6,767,673            125,498,102
  Redemption of Variable Account units                                     (12,675,634)           (8,924,070)           (41,233,954)
  Redemptions for mortality and expense and
      administrative charges                                                 1,171,613             1,000,548              3,567,274
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                  --                    --                     --
                                                                         -------------          ------------          -------------

    Net increase (decrease) from capital
        transactions                                                        12,773,751            (1,155,849)            87,831,422
                                                                         -------------          ------------          -------------

Net increase (decrease) in net assets                                       31,521,759             3,999,285            134,858,133

Net assets at beginning of year                                             77,403,542            72,593,625            200,164,981
                                                                         -------------          ------------          -------------

Net assets at end of year                                                $ 108,925,301          $ 76,592,910          $ 335,023,114
                                                                         =============          ============          =============


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                                 FORTIS              FORTIS            FORTIS              FORTIS
                                                               BLUE CHIP            MID CAP           LARGE CAP          SMALL CAP
                                                                 STOCK               STOCK             GROWTH              VALUE
OPERATIONS
Dividend income                                              $   3,230,163       $     21,642       $  1,132,189       $  1,423,506
Mortality and expense and administrative
    charges                                                     (2,402,586)          (152,523)          (451,055)          (251,882)
Net realized gain (loss) on investments                          1,198,634             87,767            109,210            114,238
Net unrealized appreciation (depreciation) of
    investments during the year                                 30,746,993          2,028,045          9,195,175          1,783,939
                                                             -------------       ------------       ------------       ------------

Net increase (decrease) in net assets resulting
    from operations                                          $  32,773,204       $  1,984,931       $  9,985,519       $  3,069,801
                                                             =============       ============       ============       ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                              $  32,773,204       $  1,984,931       $  9,985,519       $  3,069,801
                                                             -------------       ------------       ------------       ------------

Capital transactions:
  Purchase of Variable Account units                            49,470,137          8,507,383         45,928,848         17,798,817
  Redemption of Variable Account units                          (5,494,982)        (1,224,101)          (706,824)        (2,200,370)
  Redemptions for mortality and expense and
      administrative charges                                     2,402,586            152,523            451,055            251,882
  Dividend income distribution to Fortis
      Benefits Insurance Company                                  (109,184)            (4,648)          (105,952)          (139,251)
                                                             -------------       ------------       ------------       ------------

    Net increase (decrease) from capital
        transactions                                            46,268,557          7,431,157         45,567,127         15,711,078
                                                             -------------       ------------       ------------       ------------

Net increase (decrease) in net assets                           79,041,761          9,416,088         55,552,646         18,780,879

Net assets at beginning of year                                145,914,116         11,366,916         14,909,298         14,138,583
                                                             -------------       ------------       ------------       ------------

Net assets at end of year                                    $ 224,955,877       $ 20,783,004       $ 70,461,944       $ 32,919,462
                                                             =============       ============       ============       ============

                                                                                                                     WELLS FARGO
                                                                         WELLS FARGO           WELLS FARGO            SMALL CAP
                                                                          LARGE CAP          CORPORATE BOND       (FORMERLY NORWEST
                                                                      (FORMERLY NORWEST     (FORMERLY NORWEST       SMALL COMPANY
                                                                         VALUGROWTH)          INCOME EQUITY)           STOCK)
OPERATIONS
Dividend income                                                         $ 11,571,999          $  1,501,450          $       --
Mortality and expense and administrative
    charges                                                                 (531,353)             (370,235)             (177,088)
Net realized gain (loss) on investments                                      879,862              (183,430)             (410,559)
Net unrealized appreciation (depreciation) of
    investments during the year                                           (1,863,822)           (2,049,455)            8,208,680
                                                                        ------------          ------------          ------------

Net increase (decrease) in net assets resulting
    from operations                                                     $ 10,056,686          $ (1,101,670)         $  7,621,033
                                                                        ============          ============          ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                         $ 10,056,686          $ (1,101,670)         $  7,621,033
                                                                        ------------          ------------          ------------

Capital transactions:
  Purchase of Variable Account units                                       6,308,101            12,059,360             1,380,420
  Redemption of Variable Account units                                    (3,919,806)           (2,490,066)           (3,031,763)
  Redemptions for mortality and expense and
      administrative charges                                                 531,353               370,235               177,088
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                --                    --                    --
                                                                        ------------          ------------          ------------

    Net increase (decrease) from capital
        transactions                                                       2,919,648             9,939,529            (1,474,255)
                                                                        ------------          ------------          ------------

Net increase (decrease) in net assets                                     12,976,334             8,837,859             6,146,778

Net assets at beginning of year                                           35,751,725            22,156,639            13,292,225
                                                                        ------------          ------------          ------------

Net assets at end of year                                               $ 48,728,059          $ 30,994,498          $ 19,439,003
                                                                        ============          ============          ============



    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  WELLS FARGO
                                                                 EQUITY INCOME                      WELLS FARGO     WELLS FARGO
                                                               (FORMERLY NORWEST    WELLS FARGO       EQUITY           ASSET
                                                                 INCOME EQUITY)     GROWTH *          VALUE *       ALLOCATION *
OPERATIONS
Dividend income                                                  $   1,270,864       $      7       $     207       $     8,345
Mortality and expense and administrative
    charges                                                         (1,528,635)          (128)           (253)           (2,723)
Net realized gain (loss) on investments                                558,248           --              --                  87
Net unrealized appreciation (depreciation) of
    investments during the year                                      5,205,012          4,926           1,622            36,841
                                                                 -------------       --------       ---------       -----------

Net increase (decrease) in net assets resulting
    from operations                                              $   5,505,489       $  4,805       $   1,576       $    42,550
                                                                 =============       ========       =========       ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                  $   5,505,489       $  4,805       $   1,576       $    42,550
                                                                 -------------       --------       ---------       -----------

Capital transactions:
  Purchase of Variable Account units                                36,840,158         56,259          99,914         1,182,701
  Redemption of Variable Account units                              (3,461,257)            (1)           --              (4,275)
  Redemptions for mortality and expense and
      administrative charges                                         1,528,635            128             253             2,723
  Dividend income distribution to Fortis
      Benefits Insurance Company                                          --             --              --                --
                                                                 -------------       --------       ---------       -----------

    Net increase (decrease) from capital
        transactions                                                34,907,536         56,386         100,167         1,181,149
                                                                 -------------       --------       ---------       -----------

Net increase (decrease) in net assets                               40,413,025         61,191         101,743         1,223,699

Net assets at beginning of year                                     86,057,023           --              --                --
                                                                 -------------       --------       ---------       -----------

Net assets at end of year                                        $ 126,470,048       $ 61,191       $ 101,743       $ 1,223,699
                                                                 =============       ========       =========       ===========

                                                                                                                          AIM V.I.
                                                                               SCUDDER               AIM V.I.          INTERNATIONAL
                                                                            INTERNATIONAL             VALUE                EQUITY
OPERATIONS
Dividend income                                                             $    825,077          $    410,251          $   188,386
Mortality and expense and administrative
    charges                                                                     (123,780)             (194,130)             (40,956)
Net realized gain (loss) on investments                                          252,120                28,203               39,670
Net unrealized appreciation (depreciation) of
    investments during the year                                                3,033,017             3,720,163            1,649,575
                                                                            ------------          ------------          -----------

Net increase (decrease) in net assets resulting
    from operations                                                         $  3,986,434          $  3,964,487          $ 1,836,675
                                                                            ============          ============          ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                             $  3,986,434          $  3,964,487          $ 1,836,675
                                                                            ------------          ------------          -----------

Capital transactions:
  Purchase of Variable Account units                                             226,709            16,475,875            2,617,843
  Redemption of Variable Account units                                        (1,596,240)             (279,283)            (238,984)
  Redemptions for mortality and expense and
      administrative charges                                                     123,780               194,130               40,956
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                    --                    --                   --
                                                                            ------------          ------------          -----------

    Net increase (decrease) from capital
        transactions                                                          (1,245,751)           16,390,722            2,419,815
                                                                            ------------          ------------          -----------

Net increase (decrease) in net assets                                          2,740,683            20,355,209            4,256,490

Net assets at beginning of year                                                8,386,931             4,972,260            1,574,363
                                                                            ------------          ------------          -----------

Net assets at end of year                                                   $ 11,127,614          $ 25,327,469          $ 5,830,853
                                                                            ============          ============          ===========

* For the period from September 20, 1999 to December 31, 1999


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                 ALLIANCE                              ALLIANCE
                                                                  MONEY              ALLIANCE           PREMIER            SAFECO
                                                                  MARKET          INTERNATIONAL         GROWTH             GROWTH
OPERATIONS
Dividend income                                               $     980,514       $     60,854       $     99,520       $      --
Mortality and expense and administrative
    charges                                                         (93,511)            (5,299)           (35,830)          (20,651)
Net realized gain (loss) on investments                                --              783,355          1,669,250          (539,748)
Net unrealized appreciation (depreciation) of
    investments during the year                                      (1,972)            85,364            257,229           702,775
                                                              -------------       ------------       ------------       -----------

Net increase (decrease) in net assets resulting
    from operations                                           $     885,031       $    924,274       $  1,990,169       $   142,376
                                                              =============       ============       ============       ===========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                               $     885,031       $    924,274       $  1,990,169       $   142,376
                                                              -------------       ------------       ------------       -----------

Capital transactions:
  Purchase of Variable Account units                            200,368,900         61,396,606         13,223,689         4,984,999
  Redemption of Variable Account units                         (201,747,571)       (61,575,309)       (15,623,413)       (6,589,089)
  Redemptions for mortality and expense and
      administrative charges                                         93,511              5,299             35,830            20,651
  Dividend income distribution to Fortis
      Benefits Insurance Company                                       --                 --                 --                --
                                                              -------------       ------------       ------------       -----------

    Net increase (decrease) from capital
        transactions                                             (1,285,160)          (173,404)        (2,363,894)       (1,583,439)
                                                              -------------       ------------       ------------       -----------

Net increase (decrease) in net assets                              (400,129)           750,870           (373,725)       (1,441,063)

Net assets at beginning of year                                  16,561,373          1,185,950          8,695,749         5,578,102
                                                              -------------       ------------       ------------       -----------

Net assets at end of year                                     $  16,161,244       $  1,936,820       $  8,322,024       $ 4,137,039
                                                              =============       ============       ============       ===========

                                                                                                  FEDERATED U.S.         FEDERATED
                                                                                SAFECO             GOVERNMENT          HIGH INCOME
                                                                                EQUITY            SECURITIES II        BOND FUND II
OPERATIONS
Dividend income                                                              $   179,477          $    58,331          $    384,300
Mortality and expense and administrative
    charges                                                                      (15,168)             (19,646)              (42,973)
Net realized gain (loss) on investments                                          137,678              (28,762)             (136,499)
Net unrealized appreciation (depreciation) of
    investments during the year                                                  (20,217)             (19,403)             (121,670)
                                                                             -----------          -----------          ------------

Net increase (decrease) in net assets resulting
    from operations                                                          $   281,770          $    (9,480)         $     83,158
                                                                             ===========          ===========          ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                              $   281,770          $    (9,480)         $     83,158
                                                                             -----------          -----------          ------------

Capital transactions:
  Purchase of Variable Account units                                           2,726,246            6,472,452            21,516,246
  Redemption of Variable Account units                                        (1,922,280)          (2,731,024)          (16,700,953)
  Redemptions for mortality and expense and
      administrative charges                                                      15,168               19,646                42,973
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                    --                   --                    --
                                                                             -----------          -----------          ------------

    Net increase (decrease) from capital
        transactions                                                             819,134            3,761,074             4,858,266
                                                                             -----------          -----------          ------------

Net increase (decrease) in net assets                                          1,100,904            3,751,594             4,941,424

Net assets at beginning of year                                                2,288,591            1,054,187             3,713,159
                                                                             -----------          -----------          ------------

Net assets at end of year                                                    $ 3,389,495          $ 4,805,781          $  8,654,583
                                                                             ===========          ===========          ============


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                   FEDERATED           FEDERATED         FEDERATED
                                                                FEDERATED           AMERICAN            EQUITY            GROWTH
                                                                UTILITY II         LEADERS II           INCOME        STRATEGIES *
OPERATIONS
Dividend income                                                $    64,933       $    459,974       $     35,871       $       --
Mortality and expense and administrative
    charges                                                        (32,151)          (183,354)          (106,207)           (90,114)
Net realized gain (loss) on investments                             (5,840)          (274,924)             1,692             10,040
Net unrealized appreciation (depreciation) of
    investments during the year                                    (17,935)           111,282          1,936,223          6,370,927
                                                               -----------       ------------       ------------       ------------

Net increase (decrease) in net assets resulting
    from operations                                            $     9,007       $    112,978       $  1,867,579       $  6,290,853
                                                               ===========       ============       ============       ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                $     9,007       $    112,978       $  1,867,579       $  6,290,853
                                                               -----------       ------------       ------------       ------------

Capital transactions:
  Purchase of Variable Account units                             7,849,681         80,714,962         22,067,857         18,226,511
  Redemption of Variable Account units                          (2,352,749)       (43,728,259)           (38,072)          (147,062)
  Redemptions for mortality and expense and
      administrative charges                                        32,151            183,354            106,207             90,114
  Dividend income distribution to Fortis
      Benefits Insurance Company                                      --                 --                 --                 --
                                                               -----------       ------------       ------------       ------------

    Net increase (decrease) from capital
        transactions                                             5,529,083         37,170,057         22,135,992         18,169,563
                                                               -----------       ------------       ------------       ------------

Net increase (decrease) in net assets                            5,538,090         37,283,035         24,003,571         24,460,416

Net assets at beginning of year                                  1,090,491          1,665,573               --                 --
                                                               -----------       ------------       ------------       ------------

Net assets at end of year                                      $ 6,628,581       $ 38,948,608       $ 24,003,571       $ 24,460,416
                                                               ===========       ============       ============       ============

                                                                               FEDERATED              FEDERATED           FEDERATED
                                                                             INTERNATIONAL             MONEY              STRATEGIC
                                                                                EQUITY *               FUND *              INCOME **
OPERATIONS
Dividend income                                                              $     10,135           $    45,051           $    --
Mortality and expense and administrative
    charges                                                                       (34,075)              (12,240)             (1,532)
Net realized gain (loss) on investments                                               (41)                 --                     9
Net unrealized appreciation (depreciation) of
    investments during the year                                                 3,420,120                  --                16,167
                                                                             ------------           -----------           ---------

Net increase (decrease) in net assets resulting
    from operations                                                          $  3,396,139           $    32,811           $  14,644
                                                                             ============           ===========           =========

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                              $  3,396,139           $    32,811           $  14,644
                                                                             ------------           -----------           ---------

Capital transactions:
  Purchase of Variable Account units                                            6,923,501             8,313,016             586,922
  Redemption of Variable Account units                                             (7,023)           (7,080,345)             (1,362)
  Redemptions for mortality and expense and
      administrative charges                                                       34,075                12,240               1,532
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                     --                    --                  --
                                                                             ------------           -----------           ---------

    Net increase (decrease) from capital
        transactions                                                            6,950,553             1,244,911             587,092
                                                                             ------------           -----------           ---------

Net increase (decrease) in net assets                                          10,346,692             1,277,722             601,736

Net assets at beginning of year                                                      --                    --                  --
                                                                             ------------           -----------           ---------

Net assets at end of year                                                    $ 10,346,692           $ 1,277,722           $ 601,736
                                                                             ============           ===========           =========


* For the period from February 1, 1999 to December 31, 1999.

** For the period from June 1, 1999 to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                 FEDERATED          LEXINGTON          LEXINGTON           MFS
                                                                 SMALL CAP           NATURAL           EMERGING          EMERGING
                                                              STRATEGIES **         RESOURCES           MARKETS           GROWTH
OPERATIONS
Dividend income                                                 $      --          $     5,210        $     275        $       --
Mortality and expense and administrative
    charges                                                          (2,128)            (3,122)            (293)           (127,446)
Net realized gain (loss) on investments                                  74            (87,178)          35,831             969,753
Net unrealized appreciation (depreciation) of
    investments during the year                                     175,321            128,261           25,869           7,798,184
                                                                -----------        -----------        ---------        ------------

Net increase (decrease) in net assets resulting
    from operations                                             $   173,267        $    43,171        $  61,682        $  8,640,491
                                                                ===========        ===========        =========        ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                 $   173,267        $    43,171        $  61,682        $  8,640,491
                                                                -----------        -----------        ---------        ------------

Capital transactions:
  Purchase of Variable Account units                              1,018,966          2,156,000          135,498          14,159,113
  Redemption of Variable Account units                                 (501)        (1,817,326)        (124,824)         (7,363,014)
  Redemptions for mortality and expense and
      administrative charges                                          2,128              3,122              293             127,446
  Dividend income distribution to Fortis
      Benefits Insurance Company                                       --                 --               --                  --
                                                                -----------        -----------        ---------        ------------

    Net increase (decrease) from capital
        transactions                                              1,020,593            341,796           10,967           6,923,545
                                                                -----------        -----------        ---------        ------------

Net increase (decrease) in net assets                             1,193,860            384,967           72,649          15,564,036

Net assets at beginning of year                                        --              532,800           58,894           6,789,451
                                                                -----------        -----------        ---------        ------------

Net assets at end of year                                       $ 1,193,860        $   917,767        $ 131,543        $ 22,353,487
                                                                ===========        ===========        =========        ============

                                                                                                      MFS                MONTGOMERY
                                                                               MFS HIGH              WORLD                EMERGING
                                                                                INCOME             GOVERNMENT             MARKETS
OPERATIONS
Dividend income                                                              $   401,657           $  14,302           $         74
Mortality and expense and administrative
    charges                                                                      (77,640)               (707)                (3,647)
Net realized gain (loss) on investments                                          (43,906)            (24,456)               445,265
Net unrealized appreciation (depreciation) of
    investments during the year                                                  (31,441)             (1,365)                74,782
                                                                             -----------           ---------           ------------

Net increase (decrease) in net assets resulting
    from operations                                                          $   248,670           $ (12,226)          $    516,474
                                                                             ===========           =========           ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                                              $   248,670           $ (12,226)          $    516,474
                                                                             -----------           ---------           ------------

Capital transactions:
  Purchase of Variable Account units                                           9,777,837             705,250             20,340,446
  Redemption of Variable Account units                                        (5,404,573)           (990,963)           (20,144,272)
  Redemptions for mortality and expense and
      administrative charges                                                      77,640                 707                  3,647
  Dividend income distribution to Fortis
      Benefits Insurance Company                                                    --                  --                     --
                                                                             -----------           ---------           ------------

    Net increase (decrease) from capital
        transactions                                                           4,450,904            (285,006)               199,821
                                                                             -----------           ---------           ------------

Net increase (decrease) in net assets                                          4,699,574            (297,232)               716,295

Net assets at beginning of year                                                3,508,800             325,006                309,163
                                                                             -----------           ---------           ------------

Net assets at end of year                                                    $ 8,208,374           $  27,774           $  1,025,458
                                                                             ===========           =========           ============


** For the period from June 1, 1999 to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                     AMERICAN
                                                    MONTGOMERY        STRONG         STRONG          CENTURY VP
                                                      GROWTH       DISCOVERY II  INTERNATIONAL II    BALANCED
OPERATIONS
Dividend income                                   $      5,201    $     27,272    $      1,845    $    204,087
Mortality and expense and administrative
    charges                                             (4,566)           (963)         (3,930)         (6,370)
Net realized gain (loss) on investments                233,717         (52,371)        606,345          11,391
Net unrealized appreciation (depreciation) of
    investments during the year                         (1,115)         39,168         395,740         (74,370)
                                                  ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
    from operations                               $    233,237    $     13,106    $  1,000,000    $    134,738
                                                  ============    ============    ============    ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                   $    233,237    $     13,106    $  1,000,000    $    134,738
                                                  ------------    ------------    ------------    ------------
Capital transactions:
  Purchase of Variable Account units                 3,986,865       1,505,925      17,404,182         713,675
  Redemption of Variable Account units              (4,518,176)     (1,729,824)    (16,023,839)       (700,154)
  Redemptions for mortality and expense and
      administrative charges                             4,566             963           3,930           6,370
  Dividend income distribution to Fortis
      Benefits Insurance Company                          --              --              --              --
                                                  ------------    ------------    ------------    ------------

    Net increase (decrease) from capital
        transactions                                  (526,745)       (222,936)      1,384,273          19,891
                                                  ------------    ------------    ------------    ------------

Net increase (decrease) in net assets                 (293,508)       (209,830)      2,384,273         154,629

Net assets at beginning of year                        768,330         485,106         320,567       1,328,610
                                                  ------------    ------------    ------------    ------------

Net assets at end of year                         $    474,822    $    275,276    $  2,704,840    $  1,483,239
                                                  ============    ============    ============    ============

                                                    AMERICAN          VAN ECK         VAN ECK
                                                   CENTURY VP        WORLDWIDE       WORLDWIDE
                                                     GROWTH           BOND          HARD ASSETS
OPERATIONS
Dividend income                                   $          -    $     32,424    $      5,800
Mortality and expense and administrative
    charges                                             (1,427)         (1,686)         (3,390)
Net realized gain (loss) on investments                 74,376         (59,331)         19,792
Net unrealized appreciation (depreciation) of
    investments during the year                        129,007         (13,943)        123,503
                                                  ------------    ------------    ------------

Net increase (decrease) in net assets resulting
    from operations                               $    201,956    $    (42,536)   $    145,705
                                                  ============    ============    ============

CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
      resulting from operations                   $    201,956    $    (42,536)   $    145,705
                                                  ------------    ------------    ------------

Capital transactions:
  Purchase of Variable Account units                 1,507,118       1,050,294       5,494,999
  Redemption of Variable Account units              (1,098,083)     (1,582,123)     (5,197,598)
  Redemptions for mortality and expense and
      administrative charges                             1,427           1,686           3,390
  Dividend income distribution to Fortis
      Benefits Insurance Company                          --              --              --
                                                  ------------    ------------    ------------

    Net increase (decrease) from capital
        transactions                                   410,462        (530,143)        300,791
                                                  ------------    ------------    ------------

Net increase (decrease) in net assets                  612,418        (572,679)        446,496

Net assets at beginning of year                        130,057         882,098         371,483
                                                  ------------    ------------    ------------

Net assets at end of year                         $    742,475    $    309,419    $    817,979
                                                  ============    ============    ============



    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        NEUBERGER &
                                                        BERMAN AMT         NEUBERGER &         INVESCO
                                                          LIMITED          BERMAN AMT          HEALTH &
                                                       MATURITY BOND         PARTNERS          SCIENCES
OPERATIONS
Dividend income                                      $        34,231    $        22,384    $         1,773
Mortality and expense and administrative
     charges                                                  (2,313)            (3,261)            (8,720)
Net realized gain (loss) on investments                      (20,107)            (5,353)            58,119
Net unrealized appreciation (depreciation) of
     investments during the year                              (8,853)            32,264            (29,108)
                                                     ---------------    ---------------    ---------------

Net increase (decrease) in net assets resulting
     from operations                                 $         2,958    $        46,034    $        22,064
                                                     ===============    ===============    ===============

CHANGES IN NET ASSETS
Operations:
   Net increase (decrease) in net assets resulting
       from operations                               $         2,958    $        46,034    $        22,064
                                                     ---------------    ---------------    ---------------

Capital transactions:
   Purchase of Variable Account units                        578,191            597,368          4,368,976
   Redemption of Variable Account units                     (714,271)          (873,323)        (4,238,621)
   Redemptions for mortality and expense and
       administrative charges                                  2,313              3,261              8,720
   Dividend income distribution to Fortis Benefits
       Insurance Company                                        --                 --                 --
                                                     ---------------    ---------------    ---------------

     Net increase (decrease) from capital
         transactions                                       (133,767)          (272,694)           139,075
                                                     ---------------    ---------------    ---------------

Net increase (decrease) in net assets                       (130,809)          (226,660)           161,139

Net assets at beginning of year                              675,400            852,869          1,868,095
                                                     ---------------    ---------------    ---------------

Net assets at end of year                            $       544,591    $       626,209    $     2,029,234
                                                     ===============    ===============    ===============

                                                           INVESCO                              COMBINED
                                                         INDUSTRIAL            INVESCO          VARIABLE
                                                           INCOME            TECHNOLOGY         ACCOUNT
OPERATIONS
Dividend income                                      $        15,560    $             -    $   288,944,665
Mortality and expense and administrative
     charges                                                  (3,233)           (18,191)       (42,331,871)
Net realized gain (loss) on investments                       50,003          1,995,638        114,341,208
Net unrealized appreciation (depreciation) of
     investments during the year                              22,334          2,842,497        414,351,155
                                                     ---------------    ---------------    ---------------

Net increase (decrease) in net assets resulting
     from operations                                 $        84,664    $     4,819,944    $   775,305,157
                                                     ===============    ===============    ===============

CHANGES IN NET ASSETS
Operations:
   Net increase (decrease) in net assets resulting
       from operations                               $        84,664    $     4,819,944    $   775,305,157
                                                     ---------------    ---------------    ---------------

Capital transactions:
   Purchase of Variable Account units                      1,629,081         24,971,634      1,142,010,519
   Redemption of Variable Account units                   (1,394,230)       (18,308,129)      (945,768,190)
   Redemptions for mortality and expense and
       administrative charges                                  3,233             18,191         42,331,871
   Dividend income distribution to Fortis Benefits
       Insurance Company                                        --                 --             (894,843)
                                                     ---------------    ---------------    ---------------

     Net increase (decrease) from capital
         transactions                                        238,084          6,681,696        237,679,357
                                                     ---------------    ---------------    ---------------

Net increase (decrease) in net assets                        322,748         11,501,640      1,012,984,514

Net assets at beginning of year                              540,536          1,239,047      2,937,518,919
                                                     ---------------    ---------------    ---------------

Net assets at end of year                            $       863,284    $    12,740,687    $ 3,950,503,433
                                                     ===============    ===============    ===============


    The accompanying notes are an integral part of the financial statements.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.     GENERAL


       FORTIS BENEFITS INSURANCE COMPANY
       Variable Account D (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on October 14, 1987 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names of EmPower Variable Annuity, Opportunity Variable Annuity, Opportunity + Variable Annuity, Wells Fargo Passage Variable Annuity (formerly known as Norwest Passage Variable Annuity), Maters + Variable Annuity, TD Waterhouse Variable Annuity, Income Preferred Variable Annuity, Federated Triple Crown Variable Annuity and Kelmoore Strategy Variable Annuity.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The assets of the Account are segregated from Fortis Benefits' other assets. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

       INVESTMENT TRANSACTIONS
       All assets of each Subaccount of the Account are invested in shares of the corresponding portfolios of Fortis Series Fund, Inc.; Wells Fargo Variable Trust; Scudder Variable Life; AIM Variable Insurance Funds, Inc.; Alliance Variable Product Series; SAFECO Resource Series; Federated Insurance Series; Lexington Funds, Inc.; MFS Variable Insurance Trust; Montgomery Variable Funds; Strong Variable Insurance Funds; American Century Investments; Van Eck Worldwide Insurance Trust; Neuberger & Berman, Inc.; INVESCO, Inc.; and Kelmoore Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

       Purchases and sales of shares of the Fund are recorded on the trade date. The cost of investments sold and redeemed is determined on the average cost method.

       Dividend income from the Funds is recorded in recorded on the ex-dividend date. All distributions from the Funds are reinvested upon receipt.

       USE OF ESTIMATES
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported results of operations and changes in net assets during the reporting period. Actual results could differ from these estimates.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------


3.     INVESTMENTS

       There were 72 subaccounts within the Account (only 61 of which were active in 1999).

       On September 20, 1999, the Norwest Series Funds changed its name to the Wells Fargo Variable Trust. As a result of the change from Norwest to Wells Fargo, the following funds changed names: The Norwest Select Income Equity Fund changed to Wells Fargo Variable Trust Equity Income Fund, the Norwest Select Valugrowth Fund changed to Wells Fargo Variable Trust Large Company Growth Fund, the Norwest Income Fund changed to the Wells Fargo Variable Trust Corporate Bond Fund, and the Norwest Select Small Company Stock Fund changed to the Wells Fargo Variable Trust Small Cap Stock Fund.

       The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:


                                                                                YEAR ENDED DECEMBER 31, 2000
                                                          --------------------------------------------------------------------------
                                                                        SHARES
                                                          ---------------------------------          COST OF          COST OF SALES/
                                                            PURCHASED              SOLD             PURCHASES           REDEMPTIONS
Fortis Series Fund, Inc.:
  Growth Stock                                              3,082,558              952,406         $148,777,870         $ 26,393,476
  U.S. Government Securities                                2,005,082            2,635,974           20,496,616           28,255,399
  Money Market                                             10,023,019           12,381,426          113,826,181          139,079,568
  Asset Allocation                                          5,842,450            2,089,948          119,406,155           34,203,446
  Diversified Income                                          796,517            1,826,341            8,447,960           21,287,002
  Global Growth                                             3,585,032            2,034,182          116,537,145           36,838,397
  Aggressive Growth                                         4,726,863              808,309          165,009,861           16,338,779
  Growth & Income                                           1,797,955            2,036,596           35,881,888           31,433,207
  High Yield                                                1,169,700            1,724,477            9,738,220           17,162,190
  International Stock II                                      403,820            1,423,246            4,889,999           17,481,984
  Multisector Bond                                            429,023              791,639            4,384,916            8,291,226
  International Stock                                       1,891,745              737,693           30,962,366           10,311,173
  Value                                                       809,471              773,454           13,225,300           10,283,080
  S & P 500                                                 3,210,751            2,874,803           70,831,046           55,476,346
  Blue Chip Stock                                           2,432,582              848,691           52,885,394           11,805,094
  Mid Cap Stock                                             1,773,991              710,503           20,326,386            7,125,152
  Large Cap Growth                                          3,021,331              920,931           43,651,951           10,923,127
  Small Cap Value                                           3,980,312              762,940           15,924,640            7,553,655
  Global Equity                                             1,002,095              174,260           10,049,251            1,613,761
  Investors Growth                                          1,319,099               95,057           13,294,779              953,650
  Blue Chip II                                              1,643,590              193,136           16,518,100            1,976,522
  Capital Opportunities                                     1,572,079               91,476           15,921,441              917,424
  American Leaders                                            700,693               87,875            7,195,770              885,517

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31, 2000
                                                               ---------------------------------------------------------------------
                                                                            SHARES
                                                               ------------------------------          COST OF        COST OF SALES/
                                                                PURCHASED              SOLD           PURCHASES         REDEMPTIONS
Wells Fargo Variable Trust:
  Large Cap                                                    2,461,734             410,066        $ 30,403,252        $  4,434,630
  Corporate Bond                                                 257,438             697,319           4,408,362           7,510,773
  Small Cap Stock                                                253,802             132,702           9,326,305           1,814,023
  Equity Income                                                  400,270           1,869,549           9,391,788          27,237,323
  Growth                                                          26,104               3,743             632,093              85,924
  Equity Value                                                    64,973              14,901             606,772             136,577
  Asset Allocation                                               460,943              17,687           7,025,886             256,295
  International                                                   10,480               4,140             100,823              41,672
Scudder Variable Life Investment
    Fund:
  International                                                   21,828             129,071           1,370,678           1,756,137
AIM Variable Insurance Funds, Inc.:
  V.I. Value Fund                                                317,087              40,230          11,917,841           1,180,938
  V.I. International Equity                                      141,032              32,992           4,215,098             764,157
Alliance Variable Product Series:
  Money Market                                               173,715,616         167,666,091         174,967,194         167,665,061
  International                                                3,338,268           3,324,109          67,594,948          67,662,767
  Premier Growth                                                 219,655             172,655           9,299,752           6,302,222
SAFECO Resource Series:
  Growth                                                         123,878             154,994           3,259,089           3,410,862
  Equity                                                          61,466              65,034           1,866,691           1,948,762
Federated Insurance Series:
  U.S. Government Securities II                                  778,172             334,634           8,534,444           3,535,078
  High Income Bond Fund II                                     1,368,193             993,844          13,394,717           9,474,766
  American Leaders II                                          2,352,628             434,982           9,118,439           3,631,518
  Equity Income                                                2,081,872              10,473          48,597,365           8,714,809
  Growth Strategies                                            1,232,656               7,529          34,149,431             163,490
  International Equity II                                        738,277                 637          38,201,504             201,643
  Utility II                                                     641,937             263,754          19,477,802              12,486
  Money II                                                     3,890,335           3,329,935           3,963,625           3,329,953
  Strategic Income II                                            185,343              54,992           1,951,410             561,177
  Small Cap II                                                   541,601               9,244           6,703,218             118,829
  Quality Bond                                                    33,653               1,109             350,943              11,545
  Large Cap                                                      541,160                 300           4,858,040               2,973
  International Small Co.                                        149,630                 316           1,326,488               2,966
Lexington Funds, Inc.:
  Natural Resources                                              243,512             284,491           3,204,617           3,710,903
  Emerging Markets                                                15,314              18,414             211,233             216,386
MFS Variable Insurance Trust:
  Emerging Growth                                                456,974             234,532          17,778,149           7,342,148
  High Income                                                    470,220             484,225           5,696,035           5,448,662
  World Government                                                37,537              33,676             367,561             328,852
Montgomery Variable Funds:
  Emerging Markets                                             2,392,422           2,406,999          24,155,648          24,458,673
  Growth                                                          40,705              30,465             777,253             534,084

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31, 2000
                                                                --------------------------------------------------------------------
                                                                            SHARES
                                                                ---------------------------             COST OF       COST OF SALES/
                                                                PURCHASED             SOLD             PURCHASES        REDEMPTIONS
Strong Variable Insurance Funds:
  Discovery II                                                   106,240             100,471         $ 1,318,611         $ 1,173,912
  International II                                               978,293           1,022,798          13,570,147          14,598,677
American Century Investments:
  VP Balanced                                                    157,445             205,453           1,231,475           1,575,853
  VP Capital Appreciation                                        367,523             310,042           6,415,644           5,126,392
Van Eck Worldwide Insurance Trust:
  Bond                                                           326,759             333,634           3,310,676           3,386,334
  Hard Assets                                                    570,665             629,402           6,537,744           7,154,369
Neuberger & Berrnan, Inc.:
  AMT Limited Maturity Bond                                       22,706              21,146             323,830              47,481
  AMT Partners                                                    39,385              10,749             767,377             196,754
INVESCO, Inc.:
  Health & Sciences                                            1,009,883             843,995          19,050,901          15,121,961
  Industrial Income                                              121,408              43,461           2,767,564             913,210
  Technology                                                     915,304             830,776          38,618,020          31,224,556
Investments in Kelmoore Strategy:
  Variable Fund                                                   25,343                --               254,060                --
  Variable Eagle Fund                                              9,803                --                98,221                --

                                                                                   YEAR ENDED DECEMBER 31, 1999
                                                            ------------------------------------------------------------------------
                                                                        SHARES
                                                            -------------------------------            COST OF        COST OF SALES/
                                                            PURCHASED               SOLD              PURCHASES          REDEMPTIONS
Fortis Series Fund, Inc.:
  Growth Stock                                              4,978,132            2,488,571         $161,442,240         $ 60,051,825
  U.S. Government Securities                                1,916,594            2,147,519           19,930,332           23,141,836
  Money Market                                              9,210,743            5,738,592          103,104,140           63,850,738
  Asset Allocation                                          4,015,172            2,762,388           82,165,249           43,092,189
  Diversified Income                                        1,206,078            1,555,645           13,354,668           18,287,745
  Global Growth                                               770,088            2,667,719           20,141,023           38,663,127
  Aggressive Growth                                         1,237,296              784,771           28,632,229           10,639,902
  Growth & Income                                           1,147,912            1,657,035           23,472,414           24,762,684
  High Yield                                                1,396,065            1,176,380           13,088,327           11,968,830
  Global Asset Allocation                                     730,517              535,027           10,234,446            6,996,772
  Global Bond                                                 728,969              425,728            8,090,103            4,981,315
  International Stock                                       1,543,903              815,081           24,396,424           10,609,129
  Value                                                       449,284              605,528            6,823,332            7,895,168
  S & P 500                                                 6,179,339            2,022,842          125,545,450           38,403,086
  Blue Chip Stock                                           2,679,741              277,993           52,655,703            4,405,532
  Mid Cap Stock                                               891,979              125,899            8,528,073            1,140,982
  Large Cap Growth                                          3,491,409               50,255           47,009,337              703,566
  Small Cap Value                                           1,921,850              222,974           19,193,803            2,225,383

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31, 1999
                                                            ------------------------------------------------------------------------
                                                                           SHARES
                                                            ----------------------------------         COST OF        COST OF SALES/
                                                               PURCHASED               SOLD           PURCHASES         REDEMPTIONS
Wells Fargo Variable Trust:
  Large Cap                                                      467,130             240,704        $ 17,880,099        $  3,039,944
  Corporate Bond                                               1,120,765             230,185          13,560,810           2,673,496
  Small Cap Stock                                                122,610             269,659           1,382,121           3,442,322
  Equity Income                                                2,148,439             203,437          38,111,023           2,903,009
  Growth                                                           2,183                --                56,266                --
  Equity Value                                                    10,708                --               100,121                --
  Asset Allocation                                                75,891                 302           1,191,046               4,188
Scudder Variable Life Investment
    Fund:
  International                                                   14,987             101,879           1,051,785           1,344,120
AIM Variable Insurance Funds, Inc.:
  V.I. Value Fund                                                563,265               9,554          16,886,126             251,080
  V.I. International Equity                                      121,509               9,905           2,806,228             199,314
Alliance Variable Product Series:
  Money Market                                               200,370,409         201,747,571         201,349,414         201,747,571
  International                                                3,557,215           3,535,060          61,457,460          60,791,954
  Premier Growth                                                 385,714             459,541          13,323,209          13,954,163
SAFECO Resource Series:
  Growth                                                         243,582             321,802           5,005,304           7,128,837
  Equity                                                          88,378              61,277           2,905,724           1,784,602
Federated Insurance Series:
  U.S. Government Securities II                                  610,469             256,608           6,530,790           2,759,786
  High Income Bond Fund II                                     2,064,857           1,597,032          21,900,547          16,837,452
  American Leaders II                                          3,837,639           2,066,898          81,174,935          44,003,183
  Equity Income                                                1,474,209               2,456          22,103,728              36,380
  Growth Strategies                                              798,642               6,531          18,226,511             137,022
  International Equity II                                        374,118                 439           6,933,636               7,065
  Utility II                                                     548,821             163,128           7,914,617           2,358,588
  Money II                                                     8,313,351           7,080,345           8,358,067           7,080,345
  Strategic Income II                                             58,160                 138             586,922               1,353
  Small Cap II                                                    85,863                  36           1,018,966                 427
Lexington Funds, Inc.:
  Natural Resources Trust                                        170,459             145,816           2,161,210           1,904,504
  Emerging Markets                                               135,638              14,322             135,773             105,456
MFS Variable Insurance Trust:
  Emerging Growth                                                249,835             301,231          14,159,112           6,393,261
  High Income                                                    455,613             466,550          10,179,495           5,448,479
  World Government                                                67,910              96,403             719,554           1,015,419
Montgomery Variable Funds:
  Emerging Markets                                             2,441,174           2,392,615          20,357,660          19,699,007
  Growth                                                         235,480             260,002           3,992,065           4,284,459
Strong Variable Insurance Funds:
  Discovery II                                                   150,502             167,330           1,533,197           1,782,195
  International II                                             1,729,393           1,600,904          17,406,027          15,417,494
American Century Investments:
  VP Balanced                                                     90,380              88,096             917,761             688,763
  VP Capital Appreciation                                        141,050             105,438           1,507,118           1,023,707

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31, 1999
                                                              ----------------------------------------------------------------------
                                                                            SHARES
                                                              ------------------------------            COST OF       COST OF SALES/
                                                                PURCHASED              SOLD            PURCHASES         REDEMPTIONS
Van Eck Worldwide Insurance Trust:
  Bond                                                            96,979             142,677         $ 1,082,718         $ 1,641,454
  Hard Assets                                                    523,306             479,248           5,500,799           5,177,805
Neuberger & Berrnan, Inc.:
  AMT Limited Maturity Bond                                       43,964              54,339             612,422             734,378
  AMT Partners                                                    30,511              44,921             619,752             878,676
INVESCO, Inc.:
  Health & Sciences                                              289,246             284,870           4,370,749           4,180,502
  Industrial Income                                               81,284              69,977           1,644,642           1,344,227
  Technology                                                   1,106,916             850,184          24,971,634          16,312,491


       Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 2000:


                                                 COST OF
                                 SHARES           SHARES
Fortis Series Fund, Inc.:
  American Leaders               326,364       $3,244,546
  Blue Chip II                   313,652         3,136,516
  Capital Opportunities          474,316         4,743,156
  Global Equity                  477,337         4,757,565
  Investors Growth               475,277         4,749,727

4.     ACCOUNT CHARGES

       ADMINISTRATION CHARGE
       A $35 annual contract administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity and $30 for each EmPower Variable Annuity, Opportunity + Variable Annuity, Wells Fargo Passage Variable Annuity, and TD Waterhouse Annuity on each anniversary of the contract date and upon total surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more for the Opportunity Variable Annuity, Masters Variable Annuity and Wells Fargo Passage Variable Annuity and $100,000 or more for the EmPower Variable Annuity.

       In addition, Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Opportunity + Variable Annuity, Masters Variable Annuity, Master + Variable Annuity, Income Preferred Variable Annuity, Federated Triple Crown Variable Annuity and Kelmoore Strategy Variable Annuity, a daily charge for administrative expense at annual rate of 0.10% of the net assets. For the EmPower Variable Annuity and Wells Fargo Passage Variable Annuity, the daily charge is assessed at an annual rate of 0.15%.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

       MORTALITY AND EXPENSE RISK CHARGE
       Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Opportunity + Variable Annuity, Masters Variable Annuity, Masters + Variable Annuity and Wells Fargo Passage Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the EmPower Variable Annuity, the daily charge is assessed at an annual rate of 1.10%. For the Income Preferred Variable Annuity, the daily charge is assessed at an annual rate of 1.40% (reduced to 1.25% during the annuity period). For the TD Waterhouse Variable Annuity, the daily charge is assessed at an annual rate of 0.45%. For the Federated Triple Crown Variable Annuity, the daily charge for contract owners less than 61 years old is 1.10%, and for contract owners 61 years or older is 1.30%. For the Kelmoore Strategy Variable Annuity, the daily charge is assessed at an annual rate of 1.05% (1.50% on enhanced death benefit contracts).

       Fortis Benefits bears an investment risk associated with the Income Preferred Variable Annuity in relation to the Guaranteed Payout Plan Benefit. With this benefit Fortis bears the risk that investment performance is insufficient to cover the guarantee of the return of purchase payment. Fortis assesses a daily charge at an annual rate of .35% for this risk.


5.     SURRENDER AND PREMIUM TAX CHARGES

       AMOUNT OF SURRENDER CHARGE
       Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed below under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% and slides to zero during the first five years on the Opportunity Variable Annuity, Opportunity + Variable Annuity and Wells Fargo Passage Variable Annuity contracts. The percentage is set at 7% and slides to zero during the first seven years of the Masters Variable Annuity contracts. The following contracts have the following surrender charge periods and percentage charge scales:


Masters + Variable Annuity                    8 years       7, 7, 6, 6, 5, 3, 1, 0
Income Preferred Variable Annuity             9 years       8, 8, 7, 7, 6, 5, 3, 2, 1
Federated Triple Crown Variable Annuity       8 years       7, 7, 7, 5, 4, 3, 2, 0
Kelmoore Strategy Variable Annuity            8 years       8, 7, 6, 5, 4, 3, 2, 0

       FREE SURRENDERS
       The following amounts can be withdrawn from the contract without a surrender charge:

       - For EmPower Variable Annuity and TD Waterhouse Variable Annuity, there is no surrender charge.

       - Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and the Wells Fargo Passage Variable Annuity, seven years for Masters Variable Annuity and the Federated Triple Crown Variable Annuity, and nine years for Income Preferred Variable Annuity and have not been previously surrendered.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------


       - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity, Opportunity + Variable Annuity and Wells Fargo Passage Variable Annuity, seven years prior to the surrender date for Masters Variable Annuity, Masters + Variable Annuity, Federated Triple Crown Variable Annuity and Kelmoore Strategy Variable Annuity, and nine years prior to the surrender date for Income Preferred Variable Annuity.

       - For Masters Variable Annuity, Masters + Variable Annuity, Wells Fargo Passage Variable Annuity and Federated Triple Crown Variable Annuity after age 61, any earnings that have not been previously surrendered.

       PREMIUM TAXES
       Where premium taxes or similar assessments are imposed by states or other jurisdictions upon receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the contract owner and will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge on a pro rata basis from the contract value at that time.

       Redemptions are reported prior to deduction surrender and premium tax charges which are paid directly to Fortis Benefits. The surrender charges and premium tax charges collected by Fortis Benefits were $4,828,465 and $6,252,617 in 2000 and 1999, respectively.


6.     FEDERAL INCOME TAXES

       The operations of the Account form part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.


7.     RELATED PARTY TRANSACTIONS

       Fortis Advisers, Inc. (Fortis Advisers), an affiliate of Fortis Benefits, provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease through reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. The fees charged by Fortis Advisers are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers provided investment management services amounted to $28,398,906 and $21,779,394 in 2000 and 1999, respectively.

FORTIS BENEFITS INSURANCE COMPANY VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------


8.     SUBSEQUENT EVENT

       On April 1, 2001, Fortis, Inc. completed the sale (the "Sale") of its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies (including variable universal life insurance policies) and all annuity contracts (collectively, the "Insurance Contracts") written by Fortis Benefits Insurance Company (the "Company"). Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").

       To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company ("Hartford Annuity"), an indirect wholly-owned subsidiary of The Hartford, reinsured the Insurance Contracts on a 100% coinsurance basis and agreed to administer the Insurance Contracts going forward. The Sale also included Hartford Annuity's purchase of certain real and personal property owned by the Company and used in connection with the Division's business. Also as part of the Sale, Hartford Life and Accidence Insurance Company purchased 100% of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which is the investment adviser for the Fund. The Sale also included 100% of the outstanding stock of Fortis Investors, Inc., which is a wholly-owned subsidiary of Fortis Advisers and acts as principal distributor for the Fund. Fortis and the Company received in connection with the Sale aggregate cash consideration of approximately $1.15 billion from The Hartford and its affiliates.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for the indicated Subaccounts of the Separate Account. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 2000 was 4.69%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:

                                                                     365/7
 .......................  Effective Yield =  [(Base Period Return + 1)     ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 2000 was 4.80%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:

                                  [ (   a-b       )6      ]
                        Yield = 2 [ (  ----- + 1  )  - 1  ]
                                  [ (    cd       )       ]

Where: a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

       b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

       c = the average daily number of Accumulation Units outstanding during the period, and

       d = the offering price per Accumulation Unit at the end of the last day of the period.


The following table sets forth yield figures for the thirty days ended December 31, 2000:



                  SUBACCOUNT                                         YIELD
                  ----------                                         -----
         U.S. Government Securities................................  6.02%
         Diversified Income........................................  8.33%
         High Yield................................................ 12.49%
         Multisector Bond..........................................  1.75%


TOTAL RETURN CALCULATIONS

Total return information will be given for the one year and five year periods ended on a specific date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

AVERAGE ANNUAL TOTAL RETURN

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

                 n
         P(1 + T)  = CSV

Where:   P = a hypothetical initial purchase payment of $1000,

         T = average annual total return,

         n = number of years, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


            SUBACCOUNT                  ONE YEAR PERIOD     FIVE YEAR PERIOD     TEN YEAR PERIOD     COMMENCEMENT TO
                                       ENDED DEC 31, 2000  ENDED DEC 31, 2000   ENDED DEC 31, 2000     DEC 31, 2000
------------------------------------  ---------------------------------------------------------------------------------
Growth Stock                                  -0.90%               16.81%             15.79%             14.66%
U.S. Government Securities                     6.78%                1.34%              3.17%              4.00%
Diversified Income                             2.51%                0.64%              3.33%              4.27%
Asset Allocation                              -4.67%               10.42%             10.62%             10.29%
Global Growth                                -22.41%                9.04%                NA              10.75%
High Yield                                   -11.20%               -1.98%                NA              -0.43%
Growth & Income                                0.23%               11.66%                NA              12.97%
Aggressive Growth                            -19.71%               15.13%                NA              14.92%
International Stock II                       -12.89%                1.69%                NA               3.83%
MultiSector Bond                              -0.66%               -2.44%                NA               0.55%
International Stock                          -14.35%                6.71%                NA               7.55%
Value                                         13.41%                   NA                NA              12.26%
S & P 500                                    -14.23%                   NA                NA              13.96%
Blue Chip                                     -7.27%                   NA                NA              15.19%
Mid Cap Stock                                  3.76%                   NA                NA               2.22%
Large Cap Growth                             -22.53%                   NA                NA               4.50%
Small Cap Value                               21.81%                   NA                NA               9.23%
Global Equity                                    NA                    NA                NA                 NA
Investors Growth                                 NA                    NA                NA                 NA
Blue Chip II                                     NA                    NA                NA                 NA
Capital Opportunities                            NA                    NA                NA                 NA
American Leaders                                 NA                    NA                NA                 NA


CUMULATIVE TOTAL RETURN

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

         CTR = CSV - P  100
               -------
                  P

Where:   P = a hypothetical initial purchase payment of $1,000,

         CTR = cumulative total return, and

CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


            Subaccount                   One Year Period    Five Year Period     Ten Year Period     Commencement to
                                       Ended Dec 31, 2000  Ended Dec 31, 2000   Ended Dec 31, 2000     Dec 31, 2000
------------------------------------   --------------------------------------------------------------------------------
Growth Stock                                  -0.90%             117.48%              333.34%            465.90%
U.S. Government Securities                     6.78%               6.86%               36.60%             58.05%
Diversified Income                             2.51%               3.25%               38.75%             69.80%
Asset Allocation                              -4.67%              64.18%              174.42%            245.70%
Global Growth                                -22.41%              54.13%                  NA             142.39%
High Yield                                   -11.20%              -9.52%                  NA              -2.86%
Growth & Income                                0.23%              73.61%                  NA             125.61%
Aggressive Growth                            -19.71%             102.24%                  NA             152.82%
International Stock II                       -12.89%               8.76%                  NA              25.33%
MultiSector Bond                              -0.66%             -11.60%                  NA               3.36%
International Stock                          -14.35%              38.39%                  NA              54.72%
Value                                         13.41%                 NA                   NA              71.59%
S & P 500                                    -14.23%                 NA                   NA              84.08%
Blue Chip                                     -7.27%                 NA                   NA              93.58%
Mid Cap Stock                                  3.76%                 NA                   NA               6.03%
Large Cap Growth                             -22.53%                 NA                   NA              12.46%
Small Cap Value                               21.81%                 NA                   NA              26.57%
Global Equity                                    NA                  NA                   NA             -10.86%
Investors Growth                                 NA                  NA                   NA             -14.45%
Blue Chip II                                     NA                  NA                   NA             -16.22%
Capital Opportunities                            NA                  NA                   NA             -15.96%
American Leaders                                 NA                  NA                   NA               0.42%


Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:


PORTFOLIO NAME            RATING SERVICE                                             CATEGORY
International Stock       Morningstar Publications, Inc.                             Foreign Stock
Subaccount                Lipper Analytical Services, Inc.                           International Fund
                          Variable Annuity Research & Data Service                   International Stock


Global Growth             Morningstar Publications, Inc.                             World Stock
Subaccount                Lipper Analytical Services, Inc.                           Global Fund
                          Variable Annuity Research & Data Service                   International Stock

Global Asset              Morningstar Publications, Inc.                             International Hybrid
Allocation Subaccount     Lipper Analytical Services, Inc.                           Global Flexible Portfolio
                          Variable Annuity Research & Data Service                   Balanced/International

Aggressive Growth         Morningstar Publications, Inc.                             Small Growth
Subaccount                Lipper Analytical Services, Inc.                           Small Cap Fund
                          Variable Annuity Research & Data Service                   Aggressive Growth

Small Cap Value           Morningstar Publications, Inc.                             Small Value
Subaccount                Lipper Analytical Services, Inc.                           Small Cap Fund
                          Variable Annuity Research & Data Service                   Small Company Funds

Growth Stock              Morningstar Publications, Inc.                             Mid Cap Growth
Subaccount                Lipper Analytical Services, Inc.                           Mid Cap Fund
                          Variable Annuity Research & Data Service                   Growth

Mid Cap Stock             Morningstar Publications, Inc.                             Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                           Mid Cap Fund
                          Variable Annuity Research & Data Service                   All Equity Funds

Large Cap Growth          Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth Fund
                          Variable Annuity Research & Data Service                   Growth

Blue Chip Stock           Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth Fund
                          Variable Annuity Research & Data Service                   Growth

S&P 500 Index             Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Index Fund
                          Variable Annuity Research & Data Service                   Growth and Income Funds

Growth & Income           Morningstar Publications, Inc.                             Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth & Income
                          Variable Annuity Research & Data Service                   Growth and Income

Value Subaccount          Morningstar Publications, Inc.                             Large Blend
                          Lipper Analytical Services, Inc.                           Growth & Income
                          Variable Annuity Research & Data Service                   Equity-Income

Asset Allocation          Morningstar Publications, Inc.                             Domestic Hybrid
Subaccount                Lipper Analytical Services, Inc.                           Flexible Portfolio
                          Variable Annuity Research & Data Service                   Balanced

Multisector Bond          Morningstar Publications, Inc.                             International Bond
Subaccount                Lipper Analytical Services, Inc.                           Global Income
                          Variable Annuity Research & Data Service                   International Bonds

High Yield                Morningstar Publications, Inc.                             High Yield Bond
Subaccount                Lipper Analytical Services, Inc.                           High Current Yield
                          Variable Annuity Research & Data Service                   Corporate Bond High Yield

Diversified Income        Morningstar Publications, Inc.                             Intermediate-Term Bond
Subaccount                Lipper Analytical Services, Inc.                           Corp Debt BBB Rated
                          Variable Annuity Research & Data Service                   Corporate Bond General Funds

U.S. Government           Morningstar Publications, Inc.                             Intermediate Government
Subaccount                Lipper Analytical Services, Inc.                           Intermediate U.S. Govt.
                          Variable Annuity Research & Data Service                   Government Bond General Funds

Money Market              Morningstar Publications, Inc.                             Money Market
Subaccount                Lipper Analytical Services, Inc.                           Money Market
                          Variable Annuity Research & Data Service                   Money Market



                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statements included in Part A:

     With Respect to Fortis Benefits Insurance Company:

          Report of Independent Auditors.


          Balance Sheets as of December 31, 2000 and 1999.

          Statements of Income, Statements of Changes in Shareholder's Equity and Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998.


          Notes to Financial Statements.


     Pro Forma Financial Statements

          Balance Sheet and Statement of Income for the year ended December 31, 2000.
          Notes to Financial Statements.

          Financial Statements included in Part B:

     With Respect to Variable Account D of Fortis Benefits Insurance Company:

          Report of Independent Auditors.


          Statement of Net Assets for the year ended December 31, 2000.

          Statements of Operations and Changes in Net Assets for the year ended December 31, 2000 and 1999.


          Notes to Financial Statements.

b.   Exhibits:

     1. Resolution of the Board of Directors of Fortis Benefits Insurance Company effecting the establishment of Variable Account D (incorporated by reference from Form N-4 of Fortis Benefits and its Variable Account D filed on December 31, 1987, File No. 33-19421).

     2.   Not applicable.

     3. (a) Form of Principal Underwriter and Servicing Agreement (incorporated by reference from Form N-4 registration statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

          (b) Form of Amendment to Principal Underwriting Agreement (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

          (c) Form of Dealer Sales Agreement (incorporated by reference from Form N of Registration Statement of Fortis Benefits filed December 22, 1994, File No. 33-19421);

     4. (a) Form of Combination Fixed and Variable Group Annuity Contract Including Contract Application Form (included as part of Post-Effective Amendment to this form N-4 Registration Statement filed March 2, 1992);

          (b) Form of Certificate to be used in connection with Contract filed as Exhibit 4 (a) (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2,
               1992);

          (c) Form of Enhanced Variable Annuity Contract--filed as Exhibit 4(c) (included as part of Post-Effective Amendment No. 14 to this Form N-4 Registration Statement filed April 28, 1998);

          (d) Form of Fixed and Variable Annuity Contract (included as part of Post-Effective Amendment No. 2 to this Form N-4 Registration Statement filed April 30, 1992);

          (e) Form of IRA Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

          (f) Form of Section 403(b) Annuity Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

          (g) Form of Endorsement (filed as a part of Post-Effective Amendment No. 8 to this Form N-4 registration statement filed April 27,
               1995);

          (h) Nursing Care/Hospitalization Waiver of Surrender Charge Rider (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D on April 27, 1995, File No. 33-19421).

          (i) Enhanced Death Benefit Rider--filed with this Form N-4 on February 27, 1997.

     5. (a) Form of Application (including telephone transfer authorization form) to be used in connection with Certificate filed as Exhibit 4 (b) (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2, 1992);

          (b) Form of Application (including telephone transfer authorization form) to be used in connection with Contract filed as Exhibit 4
               (c) (included as part of Post-Effective Amendment No. 2 to this Form N-4 Registration Statement filed April 30, 1992);

          (c) Annuity Contract Exchange Form (incorporated by reference from 1933 Act Pre-Effective Amendment No. 1 to Form N-4 registration statement filed by Fortis Benefits and its Variable Account D on April 18, 1988, File No. 33-19421).

     6.   (a)  Articles of Incorporation of Fortis Benefits Insurance
               Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

          (b) By-laws of Fortis Benefits Insurance Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

          (c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2, 1992).

          (d)  Certificate of Amendment to Bylaws of depositor dated May 1,
               1999 (incorporated by reference from Form 10-K of Fortis Benefits Insurance Company filed March 29, 2000, File No. 33-37576).

     7.   None.

     8.   None.

     9. Opinion and consent of Douglas R. Lowe, Esq., Assistant General Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered (included as part of the original filing of this Form N-4 Registration Statement filed on November 1,
          1990).


     10. (a) Consent of PricewaterhouseCoopers LLP and Ernst & Young LLP-- filed herewith.


          (b) Power of Attorney for Mr. Clayton (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on December 17, 1993, File No. 33-73138).

     11.  Not applicable.

     12.  Not applicable.

     13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21--filed herewith.


     14.  Financial Data Schedules--not applicable.

Item 25.  DIRECTORS AND OFFICERS OF FORTIS BENEFITS

     The directors, executive officers, and, to the extent responsible for variable insurance product operations, other officers of Fortis Benefits are listed below.

Name and Principal
 Business Address
------------------

Officer-Directors                  Offices with Depositor
-----------------                  ----------------------


Michael John Peninger (3)          Executive Vice President (President-Group
                                   Nonmedical)

Robert Brian Pollock (1)           President and Chief Executive Officer

Benjamin Cutler (4)                Executive Vice President-(President Fortis
                                   Health)





Other Directors
---------------


J. Kerry Clayton (1)               Chairman of the Board

Arie Aristide Fakkert (2)

A.W. Feagin (5)






Other Officers
--------------


Larry M. Cains (1)                 Treasurer





---------------------------

(1)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(2)  Address:  Fortis AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(3)  Address:  2323 Grand Avenue, Kansas City, MO 64108.

(4)  Address:  515 West Wells, Milwaukee, WI 53201.

(5)  Address:  10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328.


Item 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR
          OR REGISTRANT

Variable Accounts C and D of Fortis Benefits Insurance Company are separate accounts of Fortis Benefits. These separate accounts, certain separate accounts assumed from St. Paul Life Insurance Company, and Fortis Series Fund, Inc. may be deemed to be controlled by Fortis Benefits, although Fortis Benefits follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. All of these entities are created under Minnesota law and are the funding media for variable life insurance and annuity contracts issued or assumed by Fortis Benefits.

The chart indicating the persons controlled by or under common control with Fortis Benefits is hereby incorporated by reference from the response to Item 26 in Post-Effective Amendment No. 24 to this Form N-4 registration statement filed on April 28, 1994. Fortis Benefits has no subsidiaries.

Items 27.  NUMBER OF CONTRACT OWNERS


     As of February 28, 2001 there were 36,566 Certificate owners under
Contracts.

Item 28.  INDEMNIFICATION

Pursuant to the Principal Underwriter and Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated herein by this reference, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Variable Account D, Fortis Benefits, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Certificates agree to indemnify Fortis Benefits, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, Fortis Benefit's By-Laws (see Article VI, Section 5 thereof, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Fortis Benefits or the Separate Account pursuant to the foregoing provisions, or otherwise, Fortis Benefits and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Fortis Benefits of expenses incurred or paid by a director, officer or controlling person of Fortis Benefits or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS


(a) Woodbury Financial Services, Inc. is the principal underwriter for Variable Account D. Woodbury Financial Services, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Variable Account D and Fortis Series Fund, Inc.): Variable Account C of Fortis Benefits, Variable Account A of First Fortis Life Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., and Fortis Income Portfolios, Inc.

(b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Woodbury Financial Services,
     Inc.:

Name and Principal                 Positions and Offices
 Business Address                    with Underwriter
------------------                 ---------------------

Robert Kerzner**                   Chief Executive Officer and President

Walter White*                      Senior Vice President of Operations
                                   and Operations Principal

Carol Houghtby*                    Chief Financial Officer, Treasurer
                                   and Financial Principal

Roger Arnold*                      Senior Vice President of Sales

John Hite*                         Vice President, Secretary and
                                   Chief Legal Officer

Mark Cadalbert*                    Chief Compliance Officer


------------------------
*    Address:  500 Bielenberg Drive, Woodbury, MN 55125.

**   200 Hopmeadow Street, Simsbury, CT 06089



     (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS


     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by Fortis Benefits, Woodbury Financial Services and Hartford Administrative Services Company, at 500 Bielenberg Drive, Woodbury, Minnesota 55125.


Item 31.  MANAGEMENT SERVICES

     None.

Item 32.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     Fortis Benefits Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 17th day of April, 2001.



                              VARIABLE ACCOUNT D OF
                              FORTIS BENEFITS INSURANCE COMPANY
                              (Registrant)

                              By: FORTIS BENEFITS INSURANCE COMPANY

                              By: /s/ Robert Brian Pollock
                                 ---------------------------------------------
                                  Robert Brian Pollock, President

                              FORTIS BENEFITS INSURANCE COMPANY


                              By: /s/ Robert Brian Pollock
                                 ---------------------------------------------
                                  Robert Brian Pollock, President



As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on April 17, 2001.


Signature                                  Title With Fortis Benefits
---------                                  --------------------------


*                                          Chairman of the Board
------------------------------------
J. Kerry Clayton

                                           Director
------------------------------------
 Arie Aristide Fakkert

                                           Director
------------------------------------
Alan W. Feagin




  /s/ Robert Brian Pollock                 President and Director
------------------------------------       (Chief Executive Officer)
 Robert Brian Pollock

  /s/ Michael John Peninger                Director
------------------------------------
 Michael John Peninger

  /s/                                      Treasurer (Principal Accounting
------------------------------------       Officer and Principal Financial
 Larry M. Cains                            Officer)

*By:  /s/ Robert Brian Pollock
    --------------------------------
     Robert Brian Pollock
     Attorney-in-Fact

                                  EXHIBIT INDEX




10(a)      Consent of PricewaterhouseCoopers LLP


10(a)(1)   Consent of Ernst & Young LLP


13         Schedules of Computation